UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-7762

First Eagle Funds

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas

New York, NY 10105-4300

(Address of principal executive offices) (Zip code)

Robert Bruno

First Eagle Funds

1345 Avenue of the Americas

New York, NY 10105-4300

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-212-632-2700

Date of fiscal year end: October 31, 2006

Date of reporting period: April 30, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

First Eagle Funds

Advised by Arnhold and S. Bleichroeder Advisers, LLC

SEMI-ANNUAL REPORT April 30, 2006

First Eagle Global Fund

First Eagle Overseas Fund

First Eagle U.S. Value Fund

First Eagle Gold Fund

First Eagle Fund of America

S e m i - A n n u a l R e p o r t

FIRST EAGLE FUNDS

The First Eagle Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on the Form N-Q from the Funds, shareholders can call 1-800-334-2143.

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as “may”, “will”, “believe”, “attempt”, “seem”, “think”, “ought”, “try” and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

FIRST EAGLE FUNDS

LETTER FROM THE PRESIDENT

Dear Shareholder,

Since our last communication, six months ago, we have seen many major world markets continue to rise. This has made our task of uncovering value for our shareholders increasingly difficult. That said, we strongly believe that our time-tested value approach which has been established over decades will continue to serve our investors well.

Our approach continues to focus on capital preservation and a research-driven, disciplined technique to security selection. By focusing first on what can go wrong, we try to protect our shareholders’ investments and hopefully increase them over the long-term. Our investors should understand that our investment goals are long-term and we are not concerned with outperforming indexes or comparing ourselves with benchmarks over a short time period. What makes First Eagle Funds unique is the flexibility our team has in selecting investments (or in husbanding cash resources until such time as we uncover opportunities). At times, our
John P. Arnhold

investment decisions may seem unpopular or contrary to market sentiment. It is precisely these decisions which we believe could lead to significant outperformance in the long-run.

At the beginning of May we closed the First Eagle Gold Fund to new investors. This decision is due to the fact that it has become increasingly difficult to manage the fund in the manner we have in the past—which is to provide a more pure level of exposure to the metal as we believe it is a valuable hedge against both inflation and deflation. The investment universe for the fund has narrowed due to gold-linked notes becoming more expensive, rapid consolidations of more established mining companies, and a growing emergence of poly-metallic mines. We believe this course of action is in the best interest of the shareholders.

Many market strategists predict the road ahead could be a bumpy one. We never engage in market forecasts, as doing so is much like consulting a crystal ball. We prefer to stay with our bottom-up analysis which has withstood the test of time through all market environments. Thank you for your continued confidence and support.

Sincerely,

John P. Arnhold President

May 2006

PERFORMANCE

FIRST EAGLE FUNDS	Average Annual Returns[1] as of April 30, 2006 (Unaudited)

	ONE-YEAR	THREE-YEARS	FIVE-YEARS	TEN-YEARS	SINCE INCEPTION	INCEPTION DATE
FIRST EAGLE GLOBAL FUND
First Eagle Global Fund - Class A (SGENX)
without sales load	27.56%	25.59%	18.83%	14.20%	15.97%	1/1/79	[2]
with sales load	21.18%	23.46%	17.62%	13.77%	15.81%	1/1/79	[2]
First Eagle Global Fund - Class I (SGIIX)	27.91%	25.91%	19.14%	–	16.32%	7/31/98
First Eagle Global Fund - Class C (FESGX)	25.40%	24.66%	17.97%	–	17.80%	6/5/00

MSCI World Index[3]	24.32%	21.12%	5.51%	7.37%	11.46%	1/1/79
FIRST EAGLE OVERSEAS FUND
First Eagle Overseas Fund - Class A (SGOVX)
without sales load	31.50%	29.86%	20.91%	15.51%	15.37%	8/31/93
with sales load	24.93%	27.66%	19.67%	15.07%	15.02%	8/31/93
First Eagle Overseas Fund - Class I (SGOIX)	31.81%	30.19%	21.20%	–	18.07%	7/31/98
First Eagle Overseas Fund - Class C (FESOX)	29.24%	28.89%	20.05%	–	18.77%	6/5/00

MSCI EAFE Index[4]	33.49%	29.10%	9.18%	6.68%	7.12%	8/31/93
FIRST EAGLE U.S. VALUE FUND
First Eagle U.S. Value Fund - Class A (FEVAX)
without sales load	12.38%	17.36%	–	–	13.80%	9/4/01
with sales load	6.76%	15.37%	–	–	12.55%	9/4/01
First Eagle U.S. Value Fund - Class I (FEVIX)	12.69%	17.65%	–	–	14.07%	9/4/01
First Eagle U.S. Value Fund - Class C (FEVCX)	10.43%	16.50%	–	–	12.95%	9/4/01

Standard & Poor’s 500 Index[8]	15.42%	14.68%	–	–	4.95%	9/4/01
Russell 2000 Index[6]	33.47%	25.67%	–	–	12.45%	9/4/01
FIRST EAGLE GOLD FUND
First Eagle Gold Fund - Class A (SGGDX)
without sales load	79.94%	33.09%	39.42%	10.68%	10.56%	8/31/93
with sales load	70.95%	30.83%	38.00%	10.26%	10.23%	8/31/93
First Eagle Gold Fund - Class I (FEGIX)[5]	80.36%	–	–	–	31.20%	5/15/03
First Eagle Gold Fund - Class C (FEGOX)[5]	77.00%	–	–	–	29.93%	5/15/03

MSCI World Index[3]	24.32%	21.12%	5.51%	7.37%	8.29%	8/31/93
FTSE Gold Mines Index[7]	84.80%	33.79%	28.64%	1.30%	2.74%	8/31/93
FIRST EAGLE FUND OF AMERICA
First Eagle Fund of America - Class Y (FEAFX)	17.04%	16.37%	9.08%	12.73%	13.60%	4/10/87
First Eagle Fund of America - Class C (FEAMX)	15.09%	15.54%	8.28%	–	8.12%	3/2/98
First Eagle Fund of America - Class A (FEFAX)
without sales load	17.09%	16.34%	8.98%	–	8.91%	11/20/98
with sales load	11.41%	14.46%	7.92%	–	8.16%	11/20/98

Standard & Poor’s 500 Index[8]	15.42%	14.68%	2.70%	8.94%	10.73%	4/10/87

Please see the following page for important notes to this table.

FIRST EAGLE FUNDS PERFORMANCE – (Continued)

(1)

The performance data quoted herein represents past performance and does not guarantee future results. Market volatility can dramatically impact the funds’ short term performance. Current performance may be lower or higher than figures shown. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance data through the most recent month end is available at www.firsteaglefunds.com or by calling (800) 334-2143. The average annual returns shown on the prior page are historical and reflect changes in share price, reinvested dividends and are net of expenses. The average annual returns for Class A Shares “with sales load’’ of First Eagle Global Fund, First Eagle Overseas Fund and First Eagle Gold Fund give effect to the deduction of the maximum sales load of 3.75% for periods prior to March 1, 2000 and of 5.00% thereafter. The average annual returns for Class A Shares “with sales load’’ of First Eagle U.S. Value Fund and First Eagle Fund of America give effect to the deduction of the maximum sales load of 5.00%.

The average annual returns for Class C Shares reflect the CDSC (Contingent Deferred Sales Charge) of 1.00% which pertains to the first year or less of investment only.

Class I Shares of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, and First Eagle Gold Fund require $1mm minimum investment and are offered without load.

Class Y Shares of First Eagle Fund of America are offered without load.
(2)	Commencement of management by Mr. Jean-Marie Eveillard since January 1, 1979, predecessor to current management.
(3)

The MSCI World Index is a widely followed, unmanaged group of stocks from 23 international markets and is not available for purchase. This index is a trademark of Morgan Stanley Capital International SA in Geneva, Switzerland.

(4)	The MSCI EAFE Index is a total return index, reported in U.S. dollars, based on share prices and reinvested net dividends of approximately 1,100 companies from 21 countries.
(5)

Due to First Eagle Gold Fund’s C and I shares inception date (May 15, 2003), the performance data shown on the previous page is of a very limited time period and should not be misconstrued to reflect future performance.

(6)	The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index and is not available for purchase.
(7)	The FTSE Gold Mines Index is an unmanaged index composed of 32 gold mining companies and is not available for purchase.
(8)

The Standard & Poor’s 500 Index is a widely recognized unmanaged index including a representative sample of 500 leading companies in leading sectors of the U.S. economy. Although the Standard & Poor’s 500 Index focuses on the large-cap segment of the market, with over 80% coverage of U.S. equities, it is also considered a proxy for the total market.

FIRST EAGLE FUNDS

First Eagle Global Fund • First Eagle Overseas Fund
First Eagle U.S. Value Fund • First Eagle Gold Fund

LETTER FROM THE PORTFOLIO MANAGER

Charles de Vaulx

Dear Shareholder:

The six month period ending April 30, 2006 has been good for all the First Eagle Funds we manage as equity prices have gone up sharply around the world. But some of these gains may have been “borrowed’’ from the future as a severe downturn is taking place in May.

Just a few weeks ago, the Market believed in a Goldilocks world, with synchronized global economic growth and low inflation. Today, the Market appears spooked by the prospect of stagflation, i.e. low economic growth combined with some inflation (particularly in the U.S.), a lethal combination for financial assets. We try to remain agnostic, although our focus on capital preservation forces us to worry about what can go wrong instead of fantasizing about perpetual prosperity.

I would like to make three points:

1.

After a huge run-up over the past three years, foreign stocks appear as expensive today as U.S. stocks. As a result, we have become net sellers of foreign stocks (in the Global and Overseas Funds), in places such as Europe, Japan and South Korea. Nonetheless, our quest for new investment ideas is ongoing and we have found a few securities to buy overseas including in the retail and telephony sectors. Conversely, we have become net buyers of U.S. stocks, including in the media, technology and food & beverage sectors. Still, we find the U.S. market pricey and the Global Fund has still more in foreign than in U.S. equities while the U.S. Value Fund struggles to put its cash “to work’’.

2.

Corporate activity (takeovers, going private transactions, shareholder activism) has been vibrant around the world. I would not interpret this as a sign that stocks are under priced in the market place (trading well below their “intrinsic value’’), but rather a sign of over abundant liquidity, the result of years of ultra low interest rates and the corresponding temptation for investors to reach out for yield.

3.

Until a few weeks ago, every asset class had done well (stocks, emerging markets, commodities, real estate, collectibles, art), including gold. As a result, traditional asset allocation may not yield the diversification benefits that were sought after. Also after its recent run-up, gold may not act—in the short term—as the hedge we look for. In the seventies, gold had a major run (from $35 an ounce in 1971 to $850 in January 1980), yet fell almost 50% from late December 1974 to August 1976 (from $195 to almost $103 an ounce) before resuming its advance. Today a plausible scenario would entail an end to the current boom in commodities followed in a few years from now by a renewed surge of gold discounting various governments’ efforts to inflate their way out of an asset price decline: Gold can be a good hedge against inflation, it may be an even better one against deflation.

My team of nine analysts—co-led by the ever-smiling and tireless Charles de Lardemelle (“Chuck’’)—three traders, my assistant and myself appreciate your continued confidence and thank you for your support.

Charles de Vaulx
Chief Investment Officer and Portfolio Manager

May 24, 2006

Though First Eagle Global Fund, First Eagle Overseas Fund and First Eagle Gold Fund (effective May 8, 2006) will only accept additional investments from existing shareholders, First Eagle U.S. Value Fund remains open to all investors.

FIRST EAGLE FUNDS

First Eagle Global Fund • First Eagle Overseas Fund • First Eagle U.S. Value Fund

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Global markets rose over the six months ending April 30, 2006 as evidenced by the 16.01% increase in the MSCI World Index. European, Japanese and South Korean stocks did particularly well due to higher corporate earnings, increased signs of economic recovery and vibrant merger activity. U.S. stocks were up as well, particularly smaller stocks. Oil continued to climb over $12 to almost $72 per barrel as of April 30, 2006. The U.S. dollar fell 5% against the euro during the six month period. Gold reached a high of $654 an ounce on April 28th, an increase of $189 during the six month period fueled by still low, if not negative, real interest rates, rising energy prices and concerns about global economic imbalances.

First Eagle Global Fund

The net asset value of the Fund’s Class ‘A’ shares rose 16.71% between November 1, 2005 and April 30, 2006 while the MSCI World Index was up 16.01% over that period.

Precious metals, consumer discretionary and consumer staples companies made the greatest positive contributions to the portfolio for the six-month period with names such as Samsung Electronics Company, Limited (South Korea), Toyota Motor Corporation (Japan), Pargesa Holding SA (Switzerland), Kuehne & Nagel International AG (Switzerland) and Sodexho Alliance SA (France).

Corporate activity was high during the period. Benefiting the Fund in particular was the announced takeover of Elior SA (France), the acquisition of Burlington Resources, Inc. by ConocoPhillips Company, the going private transaction with Allen Organ Company (U.S.), shareholder activism directed towards McDonald’s Corporation (U.S.) and HJ Heinz Company (U.S.) as well as the possible takeovers of Longview Fibre Company (U.S.), Associated British Ports Holdings Plc (U.K.) and KT&G Corporation (South Korea).

We reduced our hedge against a possible decline in the Japanese yen to 10% (down from 15% on October 31, 2005) as we believe Asian currencies should ultimately be revalued against the U.S. dollar. We also reduced the hedge against the euro to 10% (down from 30% on October 31, 2005) believing the latter to be undervalued against the U.S. dollar.

First Eagle Overseas Fund

The net asset value of the Fund’s Class ‘A’ shares rose 20.55% between November 1, 2005 and April 30, 2006 while the MSCI EAFE Index was up 22.89% over that period.

Precious metals, consumer staples and holding companies made the greatest positive contributions to the portfolio for the six-month period with names such as Samsung Electronics Company, Limited (South Korea), Kuehne & Nagel International AG (Switzerland), Wendel Investissement (France), Pargesa Holding SA (Switzerland) and Sodexho Alliance SA (France).

Corporate activity was high during the period and benefited the Fund in particular the announced takeover of Elior SCA (France), the acquisition of Burlington Resources, Inc. by ConocoPhillips Company, as well as the possible takeovers of Associated British Ports Holdings Plc (UK) and KT&G Corporation (South Korea).

We reduced our hedge to attempt to protect against a possible decline in the Japanese yen to 10% as of April 30, 2006 (down from 15% on October 31, 2005) as we believe Asian currencies should ultimately be revalued against the U.S. dollar. We also reduced the hedge against the euro to 0% (down from 25% on October 31, 2005) believing the latter to be undervalued against the U.S. dollar.

First Eagle U.S. Value Fund

The net asset value of the Fund’s Class ‘A’ shares rose 6.51% between November 1, 2005 and April 30, 2006 while the S&P 500 Index was up 9.64% over that period and the Russell 2000 Index rose 18.91%.

Precious metals, consumer discretionary and energy companies made the greatest positive contributions to the portfolio for the six-month period. Individual stocks that added to returns were Newmont Mining Corporation (precious metals), Costco Wholesale Corporation (consumer discretionary), Waste Management Inc. (industrials) and Manpower Inc. (services).

Corporate activity was high during the period. Benefiting the Fund in particular was the acquisition of Burlington Resources by ConocoPhillips Company, the going private transaction of Allen Organ Company (U.S.), shareholder activism directed towards McDonald’s Corporation (U.S.) and HJ Heinz Company (U.S.) and the possible takeover of Longview Fibre Company (U.S.).

Charles de Vaulx
Chief Investment Officer and Portfolio Manager

May 2006

FIRST EAGLE FUNDS

Fund Expenses
(Unaudited)

Example

As a shareholder of the First Eagle Funds, you may incur two types of costs: (1) transaction costs, including front-end and contingent deferred sales charges (loads), and (2) ongoing costs, including advisory fees; distribution (12b-1) and/or service fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each of the First Eagle Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested on November 1, 2005 and held for the six months ended April 30, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return (1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Expenses Paid During the Period(3)

First Eagle Global Fund Class A	16.71%	$1,000.00	$1,167.10	$6.07
First Eagle Global Fund Class I	16.90%	1,000.00	1,169.00	4.73
First Eagle Global Fund Class C	16.30%	1,000.00	1,163.00	10.08
First Eagle Overseas Fund Class A	20.55%	1,000.00	1,205.50	6.07
First Eagle Overseas Fund Class I	20.71%	1,000.00	1,207.10	4.71
First Eagle Overseas Fund Class C	20.09%	1,000.00	1,200.90	10.15
First Eagle U.S. Value Fund Class A	6.51%	1,000.00	1,065.10	6.55
First Eagle U.S. Value Fund Class I	6.71%	1,000.00	1,067.10	5.23
First Eagle U.S. Value Fund Class C	6.14%	1,000.00	1,061.40	10.38
First Eagle Gold Fund Class A	52.72%	1,000.00	1,527.20	7.52
First Eagle Gold Fund Class I	52.92%	1,000.00	1,529.20	5.96
First Eagle Gold Fund Class C	52.20%	1,000.00	1,522.00	12.13
First Eagle Fund of America Class Y	11.59%	1,000.00	1,115.90	7.40
First Eagle Fund of America Class C	11.23%	1,000.00	1,112.30	11.31
First Eagle Fund of America Class A	11.62%	1,000.00	1,116.20	7.45

(1)	For the six months ended April 30, 2006.
(2)

Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge. Had the effect of sales charges been reflected, expenses would have been higher and returns lower. Total return is not annualized, as it may not be representative of the total return for the year.

(3)

Expenses are equal to the annualized expense ratio of 1.13%, 0.88%, 1.88%, 1.11%, 0.86%, 1.86%, 1.28%, 1.02%, 2.03%, 1.20%, 0.95%, 1.94%, 1.41%, 2.16%, and 1.42% for the First Eagle Global Fund Class A, I and C; First Eagle Overseas Fund Class A, I, and C; First Eagle U.S. Value Fund Class A, I, and C; First Eagle Gold Fund Class A, I and C; and First Eagle Fund of America Class Y, C, and A, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

FIRST EAGLE FUNDS

Fund Expenses – (Continued)
(Unaudited)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios and an assumed rate of return of 5.00% per year before expenses, which is not the First Eagle Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the First Eagle Funds and other funds. To do so, compare the 5.00% hypothetical example relating to the First Eagle Funds with the 5.00% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return (1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Expenses Paid During the Period(2)

First Eagle Global Fund Class A	5.00%	$1,000.00	$1,019.19	$5.66
First Eagle Global Fund Class I	5.00%	1,000.00	1,020.43	4.41
First Eagle Global Fund Class C	5.00%	1,000.00	1,015.47	9.39
First Eagle Overseas Fund Class A	5.00%	1,000.00	1,019.29	5.56
First Eagle Overseas Fund Class I	5.00%	1,000.00	1,020.53	4.31
First Eagle Overseas Fund Class C	5.00%	1,000.00	1,015.57	9.30
First Eagle U.S. Value Fund Class A	5.00%	1,000.00	1,018.45	6.41
First Eagle U.S. Value Fund Class I	5.00%	1,000.00	1,019.74	5.11
First Eagle U.S. Value Fund Class C	5.00%	1,000.00	1,014.73	10.14
First Eagle Gold Fund Class A	5.00%	1,000.00	1,018.84	6.01
First Eagle Gold Fund Class I	5.00%	1,000.00	1,020.08	4.76
First Eagle Gold Fund Class C	5.00%	1,000.00	1,015.17	9.69
First Eagle Fund of America Class Y	5.00%	1,000.00	1,017.80	7.05
First Eagle Fund of America Class C	5.00%	1,000.00	1,014.08	10.79
First Eagle Fund of America Class A	5.00%	1,000.00	1,017.75	7.10

(1)	For the six months ended April 30, 2006.
(2)

Expenses are equal to the annualized expense ratio of 1.13%, 0.88%, 1.88%, 1.11%, 0.86%, 1.86%, 1.28%, 1.02%, 2.03%, 1.20%, 0.95%, 1.94%, 1.41%, 2.16%, and 1.42% for the First Eagle Global Fund Class A, I, and C; First Eagle Overseas Fund Class A, I, and C; First Eagle U.S. Value Fund Class A, I, and C; First Eagle Gold Fund Class A, I, and C; and First Eagle Fund of America Class Y, C, and A, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

FUND OVERVIEW

FIRST EAGLE GLOBAL FUND	Data as of April 30, 2006 (Unaudited)

THE INVESTMENT STYLE

The First Eagle Global Fund seeks long-term growth of capital by investing in a wide range of asset classes from markets in the United States and around the world. This truly global fund is managed with a highly disciplined, bottom-up, value oriented style that helps minimize risk.

ASSET ALLOCATION

Commodity-Linked Notes
0.98%

Commodities
2.21%

U.S. Dollar Cash
and Equivalents
16.94%

U.S. Dollar
Bonds and Notes
2.04%

Foreign Currency
Bonds and Notes
2.83%

U.S. Stocks
28.47%

Foreign
Stocks
46.53%

COUNTRIES

United States	33.71%	India	0.69%
France	11.69%	Brazil	0.36%
Japan	9.58%	Denmark	0.32%
Switzerland	6.60%	Belgium	0.31%
South Korea	4.99%	Malaysia	0.30%
United Kingdom	3.74%	China	0.19%
Germany	1.71%	New Zealand	0.11%
Netherlands	1.62%	Sweden	0.11%
Spain	1.24%	Commonwealth
Canada	0.93%	of Independent
Hong Kong	0.93%	States	0.11%
Italy	0.89%	Other	0.54%
Singapore	0.85%
Mexico	0.78%
South Africa	0.76%

The Fund’s portfolio composition (represented as a percentage of net assets) is subject to change at any time.

AVERAGE ANNUAL RETURNS

	ONE-YEAR	FIVE-YEARS	TEN-YEARS
First Eagle Global Fund (A Shares)
without sales load	27.56%	18.83%	14.20%
with sales load	21.18%	17.62%	13.77%
MSCI World Index	24.32%	5.51%	7.37%
Consumer Price Index	3.55%	2.64%	2.57%

GROWTH OF A $10,000 INITIAL INVESTMENT

$36,365

$20,358

$12,900

First Eagle Global Fund (A Shares)

MSCI World Index

Consumer Price Index

$40,000

30,000

20,000

10,000

0

4/96

4/97

4/98

4/99

4/00

4/01

4/02

4/03

4/04

4/05

4/06

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses. The average annual returns for Class A Shares give effect to the deduction of the maximum sales load of 3.75% for periods prior to March 1, 2000 and of 5.00% thereafter. The MSCI World Index is a widely followed, unmanaged group of stocks from 23 international markets and is not available for purchase. It is a trademark of Morgan Stanley Capital International SA in Geneva, Switzerland. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

TOP 10 HOLDINGS

Samsung Electronics Company, Limited (CS & Pfd.)
(South Korean electronics company)	2.64%

Liberty Media Corporation (U.S. media company)	2.60%

Costco Wholesale Corporation (U.S. multiline retailer)	2.40%

Sodexho Alliance SA (French food management services provider)	2.23%

Gold bullion (precious metal)	2.19%

Berkshire Hathaway Inc., Class ‘A’ (U.S. holding company)	2.15%

Nestlé SA (Swiss food manufacturer)	2.10%

Toyota Motor Corporation (Japanese automobile manufacturer)	2.10%

Pargesa Holding AG (Swiss diversified financials company)	1.93%

Johnson & Johnson Inc. (U.S. health care products manufacturer)	1.76%

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS
 April 30, 2006
(Unaudited)

Number of Shares		Cost (Note 1)	Value (Note 1)

	Common and Preferred Stocks – U.S. (28.47%)

	Consumer Discretionary (1.13%)
4,761,140	McDonald’s Corporation	$121,834,244	$164,592,610
192,250	Allen Organ Company, Class ‘B’	6,030,883	15,716,438
391,210	Foot Locker, Inc.	7,822,638	9,068,248
390,000	Weyco Group, Inc.	1,285,375	8,240,700
185,000	St. John Knits International Inc. (a)	3,180,703	8,048,425
500,000	A.T. Cross Company, Class ‘A’ (a)	4,150,673	2,750,000

		144,304,516	208,416,421

	Consumer Staples (0.71%)
2,005,018	Anheuser-Busch Companies Inc.	86,673,958	89,383,702
495,891	HJ Heinz Company	16,881,358	20,584,435
250,000	Altria Group, Inc.	7,640,522	18,290,000
82,570	Seneca Foods Corporation 0% Conv. Pfd. due 12/31/2049 (a)(j)	1,242,679	1,713,327

		112,438,517	129,971,464

	Energy (2.08%)
4,721,433	ConocoPhillips Company	244,762,591	315,863,868
556,404	SEACOR Holdings Inc. (a)	23,217,111	49,213,934
355,990	Murphy Oil Corporation	7,188,911	17,863,578

		275,168,613	382,941,380

	Financials (0.01%)
114,750	East Texas Financial Services, Inc. (c)	862,687	1,711,496
8,200	Redwood Financial, Inc. (a)(e)	71,750	170,150

		934,437	1,881,646

	Health Care (2.13%)
5,545,400	Johnson & Johnson Inc.	337,561,978	325,015,894
1,378,730	Bausch & Lomb Inc.	65,283,621	67,488,833

		402,845,599	392,504,727

	Holding Companies (2.23%)
4,455	Berkshire Hathaway Inc., Class ‘A’ (a)	372,864,079	396,495,000
7,432	Case Pomeroy & Company, Inc., Class ‘A’	7,366,948	12,894,520
2,485	J.G. Boswell Company	573,840	1,699,740

		380,804,867	411,089,260

See Notes to Financial Statements.

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS – (Continued)
 April 30, 2006
(Unaudited)

Number of Shares		Cost (Note 1)	Value (Note 1)

	Common and Preferred Stocks – U.S. – (continued)

	Industrials (3.39%)
9,640,620	Tyco International Limited	$225,550,668	$254,030,337
2,682,760	Waste Management Inc.	75,434,447	100,496,190
6,325,991	Blount International Inc. (a)(c)	86,444,988	97,989,601
870,960	Manpower Inc.	34,320,745	56,743,044
2,066,590	Cendant Corporation	35,227,872	36,020,664
651,227	Banta Corporation	28,938,738	32,939,062
805,690	UniFirst Corporation (c)	14,304,733	24,992,504
350,960	Franklin Electric Company, Inc.	6,485,330	20,471,497
4,805	Conbraco Industries, Inc. (a)	1,568,050	1,369,425
365,000	Kaiser Ventures LLC (a)(e)(i)(j)	–	1,047,550

		508,275,571	626,099,874

	Materials (0.10%)
216,585	Vulcan Materials Company	6,725,390	18,401,062

	Media (5.31%)
57,346,247	Liberty Media Corporation (a)	458,188,556	478,841,162
4,158,190	Clear Channel Communications Inc.	129,199,522	118,633,161
3,067,730	Comcast Corporation-Special Class ‘A’ (a)	86,166,451	94,578,116
5,326,820	News Corporation Class ‘A’	81,374,022	91,408,231
2,636,140	CBS Corporation Class ‘B’	68,991,095	67,142,486
1,575,000	Valassis Communications, Inc. (a)	45,909,183	46,100,250
1,513,105	The DIRECTV Group, Inc. (a)	18,282,702	25,843,833
1,000,000	Liberty Global Inc. (a)	17,404,043	20,710,000
1,000,000	Liberty Global Inc. Series ‘C’ (a)	15,957,746	19,970,000
281,791	Dow Jones & Company Inc.	10,444,173	10,417,813
126,620	Tribune Company	3,568,114	3,650,455
34,924	Mills Music Trust (c)	1,055,337	1,679,844

		936,540,944	978,975,351

	Paper and Forest Products (1.88%)
6,400,702	Rayonier Inc. (c)	137,292,717	263,452,894
2,043,000	Plum Creek Timber Company, Inc.	60,628,488	74,160,900
207,460	Longview Fibre Company	1,210,375	5,406,408
74,450	Deltic Timber Corporation	2,818,227	4,297,254

		201,949,807	347,317,456

See Notes to Financial Statements.

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS – (Continued)
 April 30, 2006
(Unaudited)

Number of Shares		Cost (Note 1)	Value (Note 1)

	Common and Preferred Stocks – U.S. – (continued)

	Precious Metals (1.52%)
7,103,370	Newmont Mining Corporation Holding Company	$120,881,115	$221,171,159
830,850	Freeport-McMoRan Copper & Gold Inc., Class ‘B’	26,631,492	53,656,293
925,000	Freeport-McMoRan Copper & Gold Inc., Preferred Series ‘D’ (d)	9,690,611	6,197,500

		157,203,218	281,024,952

	Real Estate (0.08%)
500,000	Crescent Real Estate Equities Company	7,671,061	10,000,000
258,133	Price Legacy Corporation Pfd., Series ‘A’	2,935,244	3,807,462
21,124	Security Capital European Realty (a)(e)	422,475	340,308

		11,028,780	14,147,770

	Retail (4.30%)
8,139,500	Costco Wholesale Corporation	338,913,474	443,032,985
2,638,450	Wal-Mart Stores Inc.	119,597,289	118,809,403
2,171,440	Tiffany & Company	61,804,700	75,761,542
1,252,510	The Sherwin-Williams Company	46,850,221	63,802,859
881,450	Barnes & Noble, Inc.	12,781,803	39,735,766
1,000,000	Dillard’s Inc., Class ‘A’	16,266,643	26,080,000
218,050	Federated Department Stores Inc.	3,759,110	16,975,192
94,750	Autozone Inc. (a)	8,753,628	8,869,548

		608,726,868	793,067,295

	Technology and Telecommunications (3.24%)
10,626,480	Microsoft Corporation	273,840,565	256,629,492
6,574,140	Intel Corporation	131,949,975	131,351,317
3,606,630	American Power Conversion Corporation	64,237,405	80,211,451
2,638,952	Sprint Nextel Corporation	67,516,945	65,446,010
1,316,760	Lexmark International Group Inc. Class ‘A’ (a)	73,268,273	64,126,212

		610,813,163	597,764,482

	Utilities (0.36%)
1,517,660	IDACORP, Inc.	47,937,719	51,676,323
325,000	CalEnergy Capital Trust 6½% Conv. Pfd.	14,327,813	15,275,000

		62,265,532	66,951,323

	Total Common and Preferred Stocks – U.S.	4,420,025,822	5,250,554,463

See Notes to Financial Statements.

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS – (Continued)
 April 30, 2006
(Unaudited)

Number of Shares		Cost (Note 1)	Value (Note 1)

	Common and Preferred Stocks – Non U.S. (46.53%)

	Australia and New Zealand (0.14%)
6,650,000	News & Media NZ Limited exchangeable preference shares (10)	$17,173,423	$20,111,761
1,455,468	Spotless Group Limited (8)	2,806,421	5,471,508

		19,979,844	25,583,269

	Belgium (0.31%)
1,686,589	Deceuninck (c)(1)	42,104,284	56,438,162

	Brazil (0.37%)
757,225	Petroleo Brasileiro SA ADR (3)	26,975,043	67,309,730

	Canada (0.87%)
2,025,000	Aber Diamond Corporation (9)	66,056,173	79,423,111
908,020	EnCana Corporation (3)	6,449,303	45,446,401
3,825,000	IAMGOLD Corporation (12)	28,318,173	36,207,358

		100,823,649	161,076,870

	Chile (0.05%)
700,000	Quinenco SA ADR (8)	4,366,596	8,729,000

	China (0.19%)
305,179	PetroChina Company, Limited ADR (3)	11,088,107	34,302,120

	Commonwealth of Independent States (0.11%)
556,624	Firebird Fund, L.P. (a)(b)(e)(7)	1,000,000	19,869,568

	Denmark (0.32%)
638,270	Carlsberg A/S, ‘B’ (2)	23,294,465	42,996,058
265,000	Carlsberg A/S, ‘A’ (2)	11,736,822	16,640,291

		35,031,287	59,636,349

	France (11.09%)
8,525,605	Sodexho Alliance SA (1)	256,375,588	410,712,075
2,113,113	Wendel Investissement (7)	64,260,703	265,632,804
7,257,095	Vivendi Universal SA (10)	188,367,961	265,203,381
2,385,546	L’Oréal SA (2)	179,076,236	221,407,769
3,147,074	Rémy Cointreau SA (2)	111,002,708	172,072,937
1,465,000	Essilor International SA (6)	71,835,914	147,069,452
1,581,280	Carrefour SA (2)	77,085,555	91,811,158
810,000	Société BIC SA (8)	37,045,867	56,971,537
1,653,560	Télévision Française 1 SA (a)(10)	43,471,274	54,915,309
477,000	Neopost SA (8)	27,488,265	53,999,084
52,250	Société Sucrière de Pithiviers-le-Vieil (c)(2)	27,284,263	52,717,013

See Notes to Financial Statements.

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS – (Continued)
 April 30, 2006
(Unaudited)

Number of Shares		Cost (Note 1)	Value (Note 1)

	Common and Preferred Stocks – Non U.S. – (continued)

	France – (continued)
1,809,900	PagesJaunes Groupe SA (a)(10)	$31,956,885	$52,359,729
179,900	Total SA (3)	47,146,517	49,795,424
488,210	Financière Marc de Lacharrière SA (7)	19,239,651	46,390,697
1,230,730	Elior SCA (1)	18,173,347	20,918,261
130,493	Robertet SA (2)	16,659,259	20,317,394
42,252	Robertet SA C.I. (2)	800,508	4,559,078
156,730	Guyenne Et Gascogne SA (2)	16,980,472	18,306,764
448,490	Safran SA (15)	8,923,327	11,524,840
92,987	Gaumont SA (10)	5,094,361	7,127,359
70,000	NSC Groupe (c)(8)	12,400,388	6,315,649
385,000	Sabeton SA (c)(7)	4,841,233	5,688,062
104,080	Cap Gemini SA (a)(15)	3,576,004	5,575,139
17,845	Société Foncière Financière et de Participations (7)	3,933,965	4,486,478

		1,273,020,251	2,045,877,393

	Germany (1.68%)
1,721,525	Fraport AG (16)	58,775,040	130,366,229
735,000	Hornbach Holding AG Pfd. (1)	46,863,613	80,096,927
1,133,937	Bertelsmann AG D.R.C. (10)	26,746,576	36,405,551
528,000	Vossloh AG (16)	27,439,158	27,822,748
580,856	Praktiker Bau-und Heimwerkermaerkte Holding AG (a)(1)	10,181,301	17,412,732
123,750	Axel Springer AG (10)	10,919,089	16,096,903
38,035	Hornbach Baumarkt AG (1)	1,581,134	2,077,243

		182,505,911	310,278,333

	Hong Kong (0.62%)
6,225,000	Guoco Group Limited (7)	52,462,656	77,356,370
25,000,000	Shaw Brothers (Hong Kong) Limited (c)(10)	25,226,481	34,178,334
21,500,000	City e-Solutions Limited (c)(1)	971,287	2,662,041

		78,660,424	114,196,745

	India (0.69%)
2,325,000	Tata Motors Limited (1)	23,275,395	48,046,374
7,150,000	Hindustan Lever Limited (2)	19,866,524	46,288,603
1,174,999	Nestlé India Limited (2)	14,548,375	33,710,533

		57,690,294	128,045,510

See Notes to Financial Statements.

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS – (Continued)
 April 30, 2006
(Unaudited)

Number of Shares		Cost (Note 1)	Value (Note 1)

	Common and Preferred Stocks – Non U.S. – (continued)

	Italy (0.89%)
6,832,670	Italcementi S.p.A. RNC (9)	$74,198,057	$123,034,722
331,301	Italmobiliare S.p.A. RNC (9)	17,151,943	24,829,112
2,102,593	Gewiss S.p.A. (8)	12,927,323	17,098,531

		104,277,323	164,962,365

	Japan (9.58%)
6,605,800	Toyota Motor Corporation (1)	247,768,650	386,833,975
3,775,100	Ono Pharmaceutical Company, Limited (6)	165,867,433	187,543,436
5,675,000	Shimano Inc. (c)(1)	93,079,216	187,120,812
24,025,000	Aioi Insurance Company, Limited (4)	89,923,374	174,066,649
2,669,200	Secom Company, Limited (8)	97,692,351	145,746,347
12,000,000	NIPPONKOA Insurance Company, Limited (4)	54,518,219	107,306,779
1,947,440	Kose Corporation (2)	60,431,532	71,061,954
3,554,600	Toho Company, Limited (10)	50,737,794	68,916,671
1,860,700	Olympus Corporation (6)	38,427,760	53,335,813
3,236,000	T. Hasegawa Company, Limited (c)(2)	49,107,821	52,439,532
1,250,000	Fuji Photo Film Company, Limited (1)	36,015,119	42,534,951
1,379,100	Shimachu Company, Limited (1)	32,950,108	37,590,873
819,000	Astellas Pharma Inc. (6)	33,519,260	34,206,014
1,429,600	Chofu Seisakusho Company, Limited (1)	27,525,671	33,687,928
1,000,000	Aderans Company, Limited (2)	23,155,963	29,719,511
372,400	Canon Inc. (15)	19,299,690	28,520,215
1,775,900	Nissin Healthcare Food Service Company, Limited (2)	27,700,245	27,154,578
1,591,700	Wacoal Holdings Corporation (2)	12,828,488	21,538,963
1,362,500	Mitsui Sumitomo Insurance Company, Limited (4)	6,280,901	18,389,497
1,508,680	Iino Kaiun Kaisha, Limited (16)	3,309,538	14,419,548
410,900	Shoei Company, Limited (7)	1,790,550	13,765,313
1,079,900	Seikagaku Corporation (6)	11,099,559	12,486,314
310,450	Makita Corporation (1)	1,702,446	9,226,422
249,600	Mandom Corporation (2)	6,001,198	6,243,841
108,900	Nissin Food Products Company, Limited (2)	3,118,708	3,475,838

		1,193,851,594	1,767,331,774

	Mexico (0.78%)
12,725,000	Industrias Peñoles, SA de C.V. (12)	28,034,478	114,923,240
6,842,100	Embotelladoras Arca SA de C.V. (2)	12,460,765	17,897,221
330,400	Grupo Aeroportuario del Pacifico SA de C.V. ADR (a)(16)	8,104,464	10,995,712

		48,599,707	143,816,173

See Notes to Financial Statements.

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS – (Continued)
 April 30, 2006
(Unaudited)

Number of Shares		Cost (Note 1)	Value (Note 1)

	Common and Preferred Stocks – Non U.S. – (continued)

	Netherlands (1.15%)
4,657,720	Heineken Holding NV (2)	$129,500,145	$166,271,152
767,500	Telegraaf Media Groep NV (10)	14,080,509	21,321,551
473,438	Koninklijke Grolsch NV (2)	12,444,932	17,576,329
130,222	Arcadis NV (8)	1,782,576	6,186,156

		157,808,162	211,355,188

	Singapore (0.38%)
4,000,000	Fraser & Neave Limited (2)	25,007,469	55,905,138
13,467,250	ComfortDelgro Corporation Limited (2)	3,279,184	13,712,109

		28,286,653	69,617,247

	South Africa (0.76%)
7,150,000	Mvelaphanda Resources Limited (a)(12)	23,702,956	41,587,038
1,425,000	Gold Fields Limited (12)	18,096,753	36,209,250
749,210	Gold Fields Limited ADR (12)	2,173,736	18,832,656
1,660,730	Harmony Gold Mining Company, Limited ADR (a)(12)	17,121,672	27,900,264
1,000,000	Harmony Gold Mining Company, Limited (a)(12)	4,591,642	16,452,015

		65,686,759	140,981,223

	South Korea (4.99%)
732,080	Samsung Electronics Company, Limited Pfd. (15)	167,790,769	396,641,976
133,350	Samsung Electronics Company, Limited (15)	94,717,338	91,053,809
4,600,218	SK Telecom Company, Limited ADR (15)	94,343,082	122,825,821
1,665,420	KT&G Corporation (2)	42,897,335	93,234,561
46,250	Lotte Confectionery Company, Limited (2)	14,466,853	62,327,042
65,500	Nam Yang Dairy Products Company, Limited (c)(2)	14,805,002	50,349,891
501,000	Kukdong Electric Wire Company, Limited (c)(e)(i)(j)(15)	10,918,559	23,903,939
966,000	Kangwon Land Inc. (1)	14,292,625	19,870,010
1,589,160	Daeduck GDS Company, Limited (c)(15)	14,042,994	17,691,968
1,869,420	Daeduck Electronics Company, Limited (15)	13,292,480	17,660,534
10,360	Lotte Chilsung Beverage Company (2)	5,901,967	12,522,292
157,480	SK Corporation (3)	11,029,724	11,587,883

		498,498,728	919,669,726

	Spain (1.24%)
3,500,000	Corporacion Financiera Alba SA (c)(7)	75,163,515	195,789,543
694,670	Altadis SA (2)	20,275,546	33,000,085

		95,439,061	228,789,628

See Notes to Financial Statements.

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS – (Continued)
 April 30, 2006
(Unaudited)

Number of Shares		Cost (Note 1)	Value (Note 1)

	Common and Preferred Stocks – Non U.S. – (continued)

	Switzerland (6.60%)
1,272,251	Nestlé SA (2)	$340,865,527	$387,884,529
3,505,225	Pargesa Holding SA (7)	211,682,335	355,989,481
672,511	Kuehne & Nagel International AG (16)	58,106,835	243,793,030
40,509	Sika AG (a)(9)	8,010,260	47,344,577
21,200	Lindt & Spruengli AG PC (2)	8,190,224	43,232,177
1,100	Lindt & Spruengli AG (2)	9,327,039	23,132,229
660,800	Schindler Holding PC (8)	18,666,819	36,218,434
56,250	Edipresse SA (10)	18,522,780	26,251,360
1,031,490	Micronas Semiconductor Holding AG (a)(15)	36,668,303	26,106,304
103,822	Affichage Holding (10)	11,577,439	15,565,141
7,164	Zehnder Group AG-B (8)	8,677,237	12,241,712

		730,294,798	1,217,758,974

	Taiwan (0.09%)
15,527,784	Phoenixtec Power Company, Limited (8)	15,645,050	16,303,030

	Thailand (0.03%)
577,000	The Oriental Hotel Public Company, Limited (1)	2,636,472	5,690,032

	United Kingdom (3.47%)
3,547,580	Anglo American Plc (12)	81,331,630	150,972,656
10,000,000	Associated British Ports Holdings Plc (16)	81,638,196	133,228,332
17,055,890	Tesco Plc (2)	98,237,907	99,317,199
11,910,840	Millennium & Copthorne Hotel Plc (1)	68,001,250	92,802,083
1,375,000	Amdocs Limited (a)(15)	29,218,760	51,150,000
17,680,400	Vodafone Group Plc (15)	37,546,834	41,729,297
12,428,070	Enodis Plc (8)	7,973,679	33,976,150
4,394,000	easyJet Plc (a)(16)	18,402,838	25,386,249
3,000,000	McBride Plc (2)	7,569,080	9,144,640
700,000	JZ Equity Partners, Plc (4)	1,316,267	2,347,443

		431,236,441	640,054,049

	Miscellaneous (0.13%)
1,375,000	Banco Latinoamericano de Exportaciones SA ADR (4)	22,535,552	23,155,000

	Total Common and Preferred Stocks – Non U.S.	5,228,041,990	8,580,827,458

Ounces

	Commodities (2.21%)
620,171	Gold bullion (a)	290,321,798	404,370,030
297,790	Silver bullion (a)	2,094,453	4,043,990

	Total Commodities	292,416,251	408,414,020

See Notes to Financial Statements.

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS – (Continued)
 April 30, 2006
(Unaudited)

Principal Amount		Cost (Note 1)	Value (Note 1)

	Notes, Bonds and Convertible Bonds (5.85%)

	Commodity-Linked Notes (0.98%)
$2,200,000	UBS Gold-Linked Note 0% due 5/26/2006 (a)(b)(d)(e)(g)(12)	$2,200,000	$3,897,521
2,600,000	UBS Gold-Linked Note 0% due 6/02/2006 (a)(b)(d)(e)(g)(12)	2,600,000	4,695,659
6,000,000	UBS Gold-Linked Note 0% due 6/29/2006 (a)(b)(d)(e)(g)(12)	6,000,000	10,508,160
1,750,000	UBS Gold-Linked Note 0% due 7/17/2006 (a)(b)(d)(e)(g)(12)	1,750,000	2,990,126
5,750,000	UBS Gold-Linked Note 0% due 7/25/2006 (a)(b)(d)(e)(g)(12)	5,750,000	10,207,091
1,850,000	UBS Gold-Linked Note 0% due 8/11/2006 (a)(b)(d)(e)(g)(12)	1,850,000	3,293,112
1,350,000	UBS Gold-Linked Note 0% due 8/18/2006 (a)(b)(d)(e)(g)(12)	1,350,000	2,298,765
2,550,000	UBS Gold-Linked Note 0% due 8/25/2006 (a)(b)(d)(e)(g)(12)	2,550,000	4,278,212
1,300,000	UBS Gold-Linked Note 0% due 9/13/2006 (a)(b)(d)(e)(g)(12)	1,300,000	2,265,521
1,300,000	UBS Gold-Linked Note 0% due 10/31/2006 (a)(b)(d)(e)(g)(12)	1,300,000	1,997,734
1,250,000	UBS Gold-Linked Note 0% due 11/01/2006 (a)(b)(d)(e)(g)(12)	1,250,000	1,934,143
1,200,000	UBS Gold-Linked Note 0% due 11/03/2006 (a)(b)(d)(e)(g)(12)	1,200,000	1,896,677
1,250,000	UBS Gold-Linked Note 0% due 11/15/2006 (a)(b)(d)(e)(g)(12)	1,250,000	2,002,131
1,400,000	UBS Gold-Linked Note 0% due 12/20/2006 (a)(b)(d)(e)(g)(12)	1,400,000	1,983,278
2,550,000	UBS Gold-Linked Note 0% due 12/21/2006 (a)(b)(d)(e)(g)(12)	2,550,000	3,507,161
2,400,000	UBS Gold-Linked Note 0% due 12/22/2006 (a)(b)(d)(e)(g)(12)	2,400,000	3,216,615
1,350,000	UBS Gold-Linked Note 0% due 12/28/2006 (a)(b)(d)(e)(g)(12)	1,350,000	1,823,066
1,400,000	UBS Gold-Linked Note 0% due 1/05/2007 (a)(b)(d)(e)(h)(12)	1,400,000	2,277,221
1,500,000	UBS Gold-Linked Note 0% due 1/11/2007 (a)(b)(d)(e)(h)(12)	1,500,000	2,229,321
1,450,000	UBS Gold-Linked Note 0% due 1/12/2007 (a)(b)(d)(e)(h)(12)	1,450,000	2,186,185
2,450,000	UBS Silver-Linked Note 0% due 5/26/2006 (a)(b)(d)(e)(g)(12)	2,450,000	5,893,896
2,700,000	UBS Silver-Linked Note 0% due 7/12/2006 (a)(b)(d)(e)(g)(12)	2,700,000	6,254,829
2,550,000	UBS Silver-Linked Note 0% due 7/18/2006 (a)(b)(d)(e)(g)(12)	2,550,000	6,118,512
2,450,000	UBS Silver-Linked Note 0% due 10/04/2006 (a)(b)(d)(e)(g)(12)	2,450,000	5,576,348
5,860,000	HSBC Gold-Linked Note 0% due 6/28/2006 (a)(b)(d)(e)(g)(12)	5,860,000	10,045,798
1,140,000	HSBC Gold-Linked Note 0% due 6/29/2006 (a)(b)(d)(e)(g)(12)	1,140,000	1,944,156
1,330,000	HSBC Gold-Linked Note 0% due 6/30/2006 (a)(b)(d)(e)(g)(12)	1,330,000	2,254,217
3,930,000	HSBC Gold-Linked Note 0% due 7/17/2006 (a)(b)(d)(e)(g)(12)	3,930,000	6,958,065
6,240,000	HSBC Gold-Linked Note 0% due 7/24/2006 (a)(b)(d)(e)(g)(12)	6,240,000	11,251,968
1,830,000	HSBC Gold-Linked Note 0% due 8/02/2006 (a)(b)(d)(e)(g)(12)	1,830,000	3,253,191
1,250,000	HSBC Gold-Linked Note 0% due 8/07/2006 (a)(b)(d)(e)(g)(12)	1,250,000	2,184,375
1,311,000	HSBC Gold-Linked Note 0% due 8/09/2006 (a)(b)(d)(e)(g)(12)	1,311,000	2,277,076
1,362,000	HSBC Gold-Linked Note 0% due 8/11/2006 (a)(b)(d)(e)(g)(12)	1,362,000	2,313,493
1,332,000	HSBC Gold-Linked Note 0% due 8/16/2006 (a)(b)(d)(e)(g)(12)	1,332,000	2,297,434
1,100,000	HSBC Gold-Linked Note 0% due 9/12/2006 (a)(b)(d)(e)(g)(12)	1,100,000	1,840,960
1,138,000	HSBC Gold-Linked Note 0% due 9/13/2006 (a)(b)(d)(e)(g)(12)	1,138,000	1,902,622
1,177,000	HSBC Gold-Linked Note 0% due 9/15/2006 (a)(b)(d)(e)(g)(12)	1,177,000	1,943,462
1,153,000	HSBC Gold-Linked Note 0% due 9/19/2006 (a)(b)(d)(e)(g)(12)	1,153,000	1,905,217
1,172,000	HSBC Gold-Linked Note 0% due 10/03/2006 (a)(b)(d)(e)(g)(12)	1,172,000	1,863,246

See Notes to Financial Statements.

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS – (Continued)
 April 30, 2006
(Unaudited)

Principal Amount		Cost (Note 1)	Value (Note 1)

	Notes, Bonds and Convertible Bonds – (continued)

	Commodity-Linked Notes – (continued)
$1,179,000	HSBC Gold-Linked Note 0% due 10/04/2006 (a)(b)(d)(e)(g)(12)	$1,179,000	$1,861,995
1,132,000	HSBC Gold-Linked Note 0% due 10/31/2006 (a)(b)(d)(e)(g)(12)	1,132,000	1,777,014
1,133,000	HSBC Gold-Linked Note 0% due 11/01/2006 (a)(b)(d)(e)(g)(12)	1,133,000	1,746,973
980,000	HSBC Gold-Linked Note 0% due 11/06/2006 (a)(b)(d)(e)(g)(12)	980,000	1,517,726
1,087,000	HSBC Gold-Linked Note 0% due 11/08/2006 (a)(b)(d)(e)(g)(12)	1,087,000	1,736,156
1,928,000	HSBC Gold-Linked Note 0% due 11/22/2006 (a)(b)(d)(e)(g)(12)	1,928,000	3,005,174
1,130,000	HSBC Gold-Linked Note 0% due 11/29/2006 (a)(b)(d)(e)(g)(12)	1,130,000	1,646,975
1,111,000	HSBC Gold-Linked Note 0% due 11/29/2006 (a)(b)(d)(e)(g)(12)	1,111,000	1,642,725
1,118,000	HSBC Gold-Linked Note 0% due 12/07/2006 (a)(b)(d)(e)(g)(12)	1,118,000	1,617,411
1,152,000	HSBC Gold-Linked Note 0% due 12/11/2006 (a)(b)(d)(e)(g)(12)	1,152,000	1,639,181
1,141,000	HSBC Gold-Linked Note 0% due 12/28/2006 (a)(b)(d)(e)(g)(12)	1,141,000	1,684,915
1,175,000	HSBC Gold-Linked Note 0% due 12/29/2006 (a)(b)(d)(e)(g)(12)	1,175,000	1,681,660
1,194,000	HSBC Gold-Linked Note 0% due 1/03/2007 (a)(b)(d)(e)(g)(12)	1,194,000	1,687,003
1,255,000	HSBC Gold-Linked Note 0% due 1/05/2007 (a)(b)(d)(e)(g)(12)	1,255,000	1,728,637
1,208,000	HSBC Gold-Linked Note 0% due 1/05/2007 (a)(b)(d)(e)(g)(12)	1,208,000	1,673,684
1,130,000	HSBC Silver-Linked Note 0% due 10/05/2006 (a)(b)(d)(e)(g)(12)	1,130,000	2,564,309
1,136,000	HSBC Silver-Linked Note 0% due 10/06/2006 (a)(b)(d)(e)(g)(12)	1,136,000	2,524,533
1,128,000	HSBC Silver-Linked Note 0% due 11/06/2006 (a)(b)(d)(e)(g)(12)	1,128,000	2,342,066

		105,192,000	181,644,701

	U.S. Treasury Notes (0.86%)
10,000,000	U.S. Treasury Zero Coupon Strip due 11/15/2007 (a)(5)	9,133,771	9,286,290
37,790,080	U.S. Treasury Inflation Index Note 4¼% due 1/15/2010 (k)(5)	39,253,057	40,698,178
99,453,600	U.S. Treasury Inflation Index Note 3% due 7/15/2012 (k)(5)	105,859,245	103,692,114
5,000,000	U.S. Treasury Note 5⅜% due 2/15/2031 (5)	4,720,305	5,076,565

		158,966,378	158,753,147

	U.S. Dollar Bonds and Notes (1.09%)
2,750,000	Westpoint Stevens Inc. 7⅞% due 6/15/2005 (e)(f)(j)(1)	2,504,977	275
3,500,000	American Standard Companies Inc. 7⅛% due 6/01/2006 (8)	3,125,901	4,433,329
4,910,000	American Standard Companies Inc. 8¼% due 6/01/2009 (8)	5,066,067	5,235,931
20,000,000	Lucent Technologies Inc. 7¼% due 7/15/2006 (15)	19,263,350	20,075,000
4,384,000	Lear Corporation 8⅛% due 4/01/2008 (1)	5,099,049	5,701,977
30,742,000	Lear Corporation 8.11% due 5/15/2009 (1)	29,049,889	30,204,015
3,500,000	Computer Associates International Inc. 6½% due
	4/15/2008 (15)	3,225,753	3,555,548
22,000,000	Level 3 Communications, Inc. 9⅛% due 5/01/2008 (15)	17,175,243	22,000,000
2,385,000	Longview Fibre Company 10% due 1/15/2009 (11)	2,433,723	2,510,212
4,850,000	Crescent Real Estate Equities Company 9¼% due
	4/15/2009 (13)	4,893,471	5,074,313

See Notes to Financial Statements.

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS – (Continued)
 April 30, 2006
(Unaudited)

Principal			Cost	Value
Amount			(Note 1)	(Note 1)

		Notes, Bonds and Convertible Bonds – (continued)

		U.S. Dollar Bonds and Notes – (continued)
	$13,500,000	GATX Corporation 8⅞% due 6/01/2009 (4)	$13,034,490	$14,567,836
	1,250,000	Freeport McMoRan Copper & Gold, Inc. 10⅛% due 2/01/2010 (12)	1,272,250	1,346,875
	610,000	Ethyl Corporation 8⅞% due 5/01/2010 (9)	637,066	640,500
	3,728,000	Columbus McKinnon Corporation 10% due 8/01/2010 (8)	3,813,995	4,119,440
	20,500,000	Tyco International Group SA 6¾% due 2/15/2011 (8)	17,793,505	21,348,700
	6,900,000	Briggs & Stratton Corporation 8⅞% due 3/15/2011 (1)	7,183,407	7,624,500
	3,500,000	Toys ‘R’ Us, Inc. 7⅝% due 8/01/2011 (14)	3,427,400	2,940,000
	5,812,000	Blount International Inc. 8⅞% due 8/01/2012 (c)(8)	5,812,000	6,073,540
	5,500,000	Greif Inc. 8⅞% due 8/01/2012 (9)	5,490,557	5,857,500
	646,000	Manitowoc Company Inc. 10½% due 8/01/2012 (8)	646,000	707,370
	10,492,000	Sirius Satellite Radio Inc. 9⅝% due 08/01/2013 (10)	10,305,148	10,308,390
	2,000,000	Legrand SA 8½% due 2/15/2025 (8)	1,955,531	2,450,000
	4,200,000	Bausch & Lomb Inc. 7⅛% due 8/01/2028 (6)	3,539,938	4,032,323
	10,000,000	Christiania Bank Floating Rate Perpetual Notes (5.46625% @ 4/30/2006) (4)	6,826,750	8,911,500
	3,500,000	Den Norske Bank Floating Rate Perpetual Notes (5.13% @ 4/30/2006) (4)	2,610,000	3,033,800
	3,170,000	Den Norske Bank Floating Rate Perpetual Notes (5.0625% @ 4/30/2006) (4)	2,059,625	2,838,405
	5,500,000	Bergen Bank Floating Rate Perpetual Notes (5.125% @ 4/30/2006) (4)	3,888,750	4,633,750

			182,133,835	200,225,029

		U.S. Dollar Convertible Bonds (0.09%)
	2,000,000	TriQuint Semiconductor Inc. 4% due 3/01/2007 (15)	1,876,706	1,970,000
	15,000,000	SCI Systems Inc. 3% due 3/15/2007 (15)	13,368,493	14,606,250
	2,500,000	Medya International Limited 10% due 6/28/2049 (e)(f)(j)(10)	2,482,264	25,000

			17,727,463	16,601,250

		Non U.S. Dollar Notes and Bonds (2.81%)
SGD	85,000,000	Singapore Government 2⅝% due 10/01/2007 (5)	50,998,755	53,511,538
SGD	52,947,000	Singapore Government 2⅜% due 10/01/2009 (5)	31,803,779	32,698,795
CAD	8,500,000	Shaw Communications Inc. 7.4% due 10/17/2007 (10)	5,350,442	7,865,498
HKD	205,000,000	Hong Kong Government 3.57% due 12/17/2007 (5)	26,797,754	26,220,762
HKD	199,650,000	Hong Kong Government 3.34% due 12/19/2008 (5)	25,267,112	25,174,499
HKD	44,250,000	Hong Kong Government 2.52% due 3/24/2009 (5)	5,497,195	5,435,032
EUR	2,959,000	Koninklijke Ahold NV 5⅞% due 5/09/2008 (14)	2,750,615	3,871,928
GBP	15,000,000	EMI Group Plc 8¼% due 5/20/2008 (10)	23,883,460	29,421,409
EUR	1,500,000	EMI Group Plc 8⅝% due 10/15/2013 (b)(10)	1,733,805	2,134,870

See Notes to Financial Statements.

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS – (Continued)
 April 30, 2006
(Unaudited)

Principal			Cost	Value
Amount			(Note 1)	(Note 1)

		Notes, Bonds and Convertible Bonds – (continued)

		Non U.S. Dollar Notes and Bonds – (continued)
SEK	125,000,000	Sweden Government I/L 4.526% due 12/01/2008 (5)	$18,551,625	$21,058,249
EUR	2,000,000	Independent News & Media Plc 8% due 12/15/2008 (10)	2,417,480	2,737,139
EUR	2,500,000	Independent News & Media Plc 5¾% due 5/17/2009 (10)	2,731,444	3,255,688
MYR	165,000,000	Malaysian Government 4.305% due 2/27/2009 (5)	43,858,408	45,954,116
MYR	37,014,000	Malaysian Government 3.756% due 4/28/2011 (5)	9,924,625	10,016,162
EUR	14,560,130	Republic of France O.A.T. I/L 3% due 7/25/2009 (k)(5)	11,516,226	19,331,677
EUR	3,750,000	ProSiebenSat.1 Media AG 11¼% due 7/31/2009 (10)	3,586,841	5,102,303
EUR	14,000,000	Waterford Wedgwood Plc 9⅞% due 12/01/2010 (b)(1)	15,729,190	15,866,466
EUR	4,000,000	Riverdeep Group Limited 9¼% due 4/15/2011 (b)(15)	4,789,933	5,631,869
EUR	8,500,000	The Manitowoc Company, Inc. 10⅜% due 5/15/2011 (8)	8,790,080	11,431,053
GBP	3,000,000	Marks & Spencer Group Plc 6⅜% due 11/07/2011 (1)	5,036,499	5,670,776
GBP	5,875,000	Enodis Plc 10⅜% due 4/15/2012 (8)	9,101,319	11,755,750
EUR	32,950,000	UPC Holding BV 8⅝% due 1/15/2014 (b)(10)	38,444,800	41,919,703
EUR	33,750,000	UPC Holding BV 7¾% due 1/15/2014 (b)(10)	38,137,361	41,179,494
EUR	47,450,000	Ray Acquisition SCA 9⅜% due 3/15/2015 (b)(8)	56,895,486	65,010,525
EUR	12,000,000	FINEL 9½% due 6/30/2017 (b)(e)(i)(j)(11)	14,474,400	11,364,759
EUR	15,000,000	FINEL 9½% due 10/15/2017 (b)(e)(i)(j)(11)	18,067,500	14,205,949

			476,136,134	517,826,009

		Non U.S. Dollar Convertible Bonds (0.02%)
EUR	1,000,000	Aegis Group Plc 2% due 5/15/2006 (10)	1,021,794	1,376,399
CAD	1,600,000	Noranda Inc. 5% due 4/30/2007 (12)	1,207,323	2,278,978

			2,229,117	3,655,377

		Total Notes, Bonds and Convertible Bonds	942,384,927	1,078,705,513

		Short Term Investments (16.76%)
	$25,790,000	ConocoPhillips Company 4.85% due 5/01/2006	25,790,000	25,790,000
	19,064,000	ConocoPhillips Company 4.87% due 5/01/2006	19,064,000	19,064,000
	30,000,000	ConocoPhillips Company 4.86% due 5/02/2006	29,995,967	29,995,967
	20,000,000	ConocoPhillips Company 4.88% due 5/05/2006	19,989,156	19,989,156
	9,500,000	ConocoPhillips Company 4.80% due 5/08/2006	9,490,986	9,490,986
	20,000,000	ConocoPhillips Company 4.95% due 5/12/2006	19,969,750	19,969,750
	18,000,000	ConocoPhillips Company 4.88% due 5/15/2006	17,965,840	17,965,840
	25,000,000	BMW US Capital LLC 4.72% due 5/01/2006	25,000,000	25,000,000
	20,730,000	BMW US Capital LLC 4.74% due 5/01/2006	20,730,000	20,730,000
	8,700,000	BMW US Capital LLC 4.72% due 5/01/2006	8,700,000	8,700,000
	23,537,000	BMW US Capital LLC 4.64% due 5/08/2006	23,515,764	23,515,764
	20,000,000	BMW US Capital LLC 4.79% due 5/22/2006	19,944,117	19,944,117
	9,000,000	BMW US Capital LLC 4.78% due 5/22/2006	8,974,905	8,974,905

See Notes to Financial Statements.

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS – (Continued)
 April 30, 2006
(Unaudited)

Principal		Cost	Value
Amount		(Note 1)	(Note 1)

	Short Term Investments – (continued)
$24,510,000	BMW US Capital LLC 4.78% due 5/23/2006	$24,438,404	$24,438,404
3,759,000	BMW US Capital LLC 4.86% due 6/12/2006	3,737,686	3,737,686
25,000,000	BMW US Capital LLC 4.85% due 6/16/2006	24,845,069	24,845,069
15,000,000	HJ Heinz Company 4.82% due 5/01/2006	15,000,000	15,000,000
32,937,000	HJ Heinz Company 4.85% due 5/03/2006	32,928,125	32,928,125
29,396,000	HJ Heinz Company 4.86% due 5/03/2006	29,388,063	29,388,063
25,000,000	HJ Heinz Company 4.92% due 5/09/2006	24,972,667	24,972,667
13,012,000	Pearson Holdings Inc. 4.82% due 5/01/2006	13,012,000	13,012,000
16,700,000	Pearson Holdings Inc. 4.82% due 5/05/2006	16,691,056	16,691,056
10,000,000	Pearson Holdings Inc. 4.86% due 5/09/2006	9,989,200	9,989,200
35,600,000	Pearson Holdings Inc. 4.89% due 5/17/2006	35,522,629	35,522,629
15,000,000	Pearson Holdings Inc. 4.96% due 5/24/2006	14,952,467	14,952,467
30,000,000	Atlantic Asset Security 4.72% due 5/02/2006	29,996,066	29,996,066
25,862,000	Atlantic Asset Security 4.71% due 5/03/2006	25,855,232	25,855,232
6,232,000	Atlantic Asset Security 4.77% due 5/04/2006	6,229,522	6,229,522
26,200,000	Atlantic Asset Security 4.72% due 5/08/2006	26,175,953	26,175,953
26,666,000	Wal-Mart Stores Inc. 4.70% due 5/02/2006	26,662,518	26,662,518
30,000,000	Wal-Mart Stores Inc. 4.70% due 5/09/2006	29,968,666	29,968,666
6,732,000	Wal-Mart Stores Inc. 4.79% due 5/23/2006	6,712,293	6,712,293
22,000,000	Wal-Mart Stores Inc. 4.75% due 5/31/2006	21,912,916	21,912,916
25,711,000	Hitachi Limited 4.82% due 5/02/2006	25,707,558	25,707,558
17,000,000	Hitachi Limited 4.75% due 5/05/2006	16,991,028	16,991,028
25,000,000	Hitachi Limited 4.88% due 5/11/2006	24,966,111	24,966,111
25,000,000	Republic of Austria 4.68% due 5/02/2006	24,996,750	24,996,750
19,296,000	Republic of Austria 4.68% due 5/02/2006	19,293,492	19,293,492
38,100,000	Republic of Austria 4.68% due 5/08/2006	38,065,329	38,065,329
28,347,000	Republic of Austria 4.68% due 5/08/2006	28,321,204	28,321,204
20,000,000	Republic of Austria 4.68% due 5/08/2006	19,981,800	19,981,800
25,000,000	Republic of Austria 4.70% due 5/10/2006	24,970,625	24,970,625
22,125,000	Republic of Austria 4.72% due 5/11/2006	22,095,992	22,095,992
18,500,000	Republic of Austria 4.84% due 5/23/2006	18,445,281	18,445,281
25,000,000	Siemens AG 4.70% due 5/02/2006	24,996,736	24,996,736
22,812,000	Siemens AG 4.72% due 5/08/2006	22,791,064	22,791,064
26,197,000	Siemens AG 4.84% due 6/02/2006	26,084,295	26,084,295
20,000,000	Siemens AG 4.82% due 6/02/2006	19,914,311	19,914,311
17,850,000	Siemens AG 4.85% due 6/08/2006	17,758,618	17,758,618
14,540,000	Siemens AG 4.86% due 6/09/2006	14,463,447	14,463,447
15,000,000	Siemens AG 4.86% due 6/16/2006	14,906,850	14,906,850
25,000,000	BellSouth Corporation 4.75% due 5/02/2006	24,996,701	24,996,701
8,721,000	BellSouth Corporation 4.75% due 5/02/2006	8,719,849	8,719,849

See Notes to Financial Statements.

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS – (Continued)
 April 30, 2006
(Unaudited)

Principal		Cost	Value
Amount		(Note 1)	(Note 1)

	Short Term Investments – (continued)
$15,000,000	BellSouth Corporation 4.82% due 5/04/2006	$14,993,975	$14,993,975
25,000,000	BellSouth Corporation 4.77% due 5/08/2006	24,976,813	24,976,813
17,500,000	BellSouth Corporation 4.77% due 5/09/2006	17,481,450	17,481,450
16,500,000	BellSouth Corporation 4.78% due 5/09/2006	16,482,473	16,482,473
20,204,000	BellSouth Corporation 4.75% due 5/12/2006	20,174,676	20,174,676
20,064,000	BellSouth Corporation 4.91% due 6/02/2006	19,976,432	19,976,432
25,000,000	Federated Department Stores Inc 4.81% due 5/02/2006	24,996,660	24,996,660
21,762,000	France Telecom SA 4.85% due 5/02/2006	21,759,068	21,759,068
25,000,000	France Telecom SA 4.83% due 5/08/2006	24,976,521	24,976,521
25,000,000	France Telecom SA 5.02% due 5/19/2006	24,937,250	24,937,250
29,631,000	France Telecom SA 5.04% due 6/06/2006	29,481,660	29,481,660
19,100,000	L’Oréal SA 4.74% due 5/03/2006	19,094,970	19,094,970
27,250,000	L’Oréal SA 4.75% due 5/05/2006	27,235,618	27,235,618
35,000,000	L’Oréal SA 4.76% due 5/12/2006	34,949,094	34,949,094
20,000,000	L’Oréal SA 4.78% due 5/15/2006	19,962,822	19,962,822
28,987,000	L’Oréal SA 4.79% due 5/16/2006	28,929,147	28,929,147
25,000,000	L’Oréal SA 4.83% due 5/22/2006	24,929,563	24,929,563
17,000,000	Henkel Corporation 4.81% due 5/03/2006	16,995,457	16,995,457
22,000,000	Henkel Corporation 4.80% due 5/05/2006	21,988,267	21,988,267
31,000,000	Henkel Corporation 4.78% due 5/08/2006	30,971,187	30,971,187
14,600,000	Unilever Capital Corporation 4.71% due 5/03/2006	14,596,180	14,596,180
15,546,000	Unilever Capital Corporation 4.69% due 5/08/2006	15,531,823	15,531,823
15,000,000	Unilever Capital Corporation 4.70% due 5/09/2006	14,984,333	14,984,333
10,000,000	Unilever Capital Corporation 4.70% due 5/10/2006	9,988,250	9,988,250
17,500,000	Unilever Capital Corporation 4.76% due 5/15/2006	17,467,606	17,467,606
15,000,000	Unilever Capital Corporation 4.75% due 5/19/2006	14,964,375	14,964,375
6,506,000	Unilever Capital Corporation 4.86% due 5/30/2006	6,480,529	6,480,529
12,772,000	Sara Lee Corporation 4.81% due 5/03/2006	12,768,587	12,768,587
11,057,000	Sara Lee Corporation 4.82% due 5/03/2006	11,054,039	11,054,039
19,100,000	Sara Lee Corporation 4.87% due 5/04/2006	19,092,249	19,092,249
32,000,000	Sara Lee Corporation 4.81% due 5/08/2006	31,970,071	31,970,071
13,255,000	Sara Lee Corporation 4.81% due 5/12/2006	13,235,519	13,235,519
12,076,000	Sara Lee Corporation 4.94% due 5/26/2006	12,034,573	12,034,573
20,000,000	Sara Lee Corporation 4.87% due 5/30/2006	19,921,539	19,921,539
25,793,000	American Express Credit Corporation 4.73% due 5/04/2006	25,782,833	25,782,833
35,000,000	American Express Credit Corporation 4.70% due 5/05/2006	34,981,722	34,981,722
30,000,000	American Express Credit Corporation 4.73% due 5/15/2006	29,944,817	29,944,817
35,000,000	American Express Credit Corporation 4.80% due 5/16/2006	34,930,000	34,930,000
20,000,000	American Express Credit Corporation 4.73% due 5/16/2006	19,960,583	19,960,583
34,000,000	American Express Credit Corporation 4.78% due 5/23/2006	33,900,682	33,900,682

See Notes to Financial Statements.

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS – (Continued)
 April 30, 2006
(Unaudited)

Principal		Cost	Value
Amount		(Note 1)	(Note 1)

	Short Term Investments – (continued)
$525,000	American Express Credit Corporation 4.80% due 5/23/2006	$523,460	$523,460
27,000,000	American Express Credit Corporation 4.78% due 5/24/2006	26,917,545	26,917,545
24,290,000	American Express Credit Corporation 4.80% due 6/01/2006	24,189,601	24,189,601
35,361,000	American Express Credit Corporation 4.82% due 6/02/2006	35,209,498	35,209,498
13,463,000	General Electric Capital Corporation 4.7% due 5/04/2006	13,457,727	13,457,727
25,000,000	General Electric Capital Corporation 4.68% due 5/05/2006	24,987,000	24,987,000
15,000,000	General Electric Capital Corporation 4.71% due 5/10/2006	14,982,338	14,982,338
25,000,000	General Electric Capital Corporation 4.71% due 5/19/2006	24,941,125	24,941,125
20,000,000	Nestlé Capital Corporation 4.6% due 5/05/2006	19,989,778	19,989,778
25,000,000	Nestlé Capital Corporation 4.73% due 5/09/2006	24,973,722	24,973,722
30,000,000	Nestlé Capital Corporation 4.83% due 5/16/2006	29,939,625	29,939,625
8,414,000	Nestlé Capital Corporation 4.765% due 5/17/2006	8,396,181	8,396,181
23,492,000	Nestlé Capital Corporation 4.89% due 5/30/2006	23,399,461	23,399,461
20,000,000	Nestlé Capital Corporation 4.795% due 6/16/2006	19,877,461	19,877,461
2,700,000	7-Eleven Inc. 4.73% due 5/05/2006	2,698,581	2,698,581
17,351,000	7-Eleven Inc. 4.77% due 5/09/2006	17,332,608	17,332,608
13,500,000	7-Eleven Inc. 4.77% due 5/17/2006	13,471,380	13,471,380
25,000,000	Shell Finance UK Plc 4.70% due 5/08/2006	24,977,153	24,977,153
25,000,000	Shell Finance UK Plc 4.71% due 5/10/2006	24,970,563	24,970,563
18,236,000	Shell Finance UK Plc 4.71% due 5/10/2006	18,214,527	18,214,527
10,000,000	Shell Finance UK Plc 4.72% due 5/10/2006	9,988,200	9,988,200
15,565,000	Shell Finance UK Plc 4.73% due 5/12/2006	15,542,504	15,542,504
32,049,000	Shell Finance UK Plc 4.84% due 6/08/2006	31,885,265	31,885,265
16,352,000	Dover Corporation 4.68% due 5/08/2006	16,337,120	16,337,120
25,000,000	The Coca-Cola Company 4.61% due 5/09/2006	24,974,389	24,974,389
25,000,000	The Coca-Cola Company 4.62% due 5/15/2006	24,955,083	24,955,083
20,000,000	The Coca-Cola Company 4.70% due 5/15/2006	19,963,444	19,963,444
13,500,000	Caterpillar Financial Services Corporation 4.72% due 5/09/2006	13,485,840	13,485,840
34,000,000	Caterpillar Financial Services Corporation 4.80% due 5/22/2006	33,904,800	33,904,800
11,500,000	The Sherwin-Williams Company 4.84% due 5/09/2006	11,487,631	11,487,631
25,000,000	The Sherwin-Williams Company 4.84% due 5/16/2006	24,949,583	24,949,583
15,000,000	The Sherwin-Williams Company 4.84% due 5/16/2006	14,969,750	14,969,750
4,200,000	The Sherwin-Williams Company 4.95% due 5/23/2006	4,187,295	4,187,295
26,941,000	RaboBank USA Finance Corporation 4.735% due 5/11/2006	26,905,565	26,905,565
24,098,000	RaboBank USA Finance Corporation 4.735% due 5/15/2006	24,053,626	24,053,626
30,000,000	RaboBank USA Finance Corporation 4.875% due 5/26/2006	29,898,438	29,898,438
25,000,000	RaboBank USA Finance Corporation 4.91% due 6/01/2006	24,894,299	24,894,299
30,000,000	RaboBank USA Finance Corporation 4.89% due 6/23/2006	29,784,025	29,784,025
25,000,000	Merrill Lynch & Company Inc. 4.75% due 5/11/2006	24,967,014	24,967,014
31,887,000	Merrill Lynch & Company Inc. 4.78% due 5/12/2006	31,840,427	31,840,427

See Notes to Financial Statements.

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS – (Continued)
 April 30, 2006
(Unaudited)

Principal		Cost		Value
Amount		(Note 1)		(Note 1)

	Short Term Investments – (continued)
$30,513,000	Merrill Lynch & Company Inc. 4.84% due 5/22/2006	$30,426,852		$30,426,852
25,000,000	Merrill Lynch & Company Inc. 4.89% due 6/23/2006	24,820,021		24,820,021
20,295,000	DuPont Ei Nemour 4.73% due 5/11/2006	20,268,335		20,268,335
10,500,000	Clorox Company 4.86% due 5/17/2006	10,477,320		10,477,320
30,100,000	Pearson Plc 4.92% due 5/19/2006	30,025,954		30,025,954
5,605,000	Pearson Plc 4.97% due 5/24/2006	5,587,203		5,587,203
20,000,000	Pearson Plc 4.94% due 5/25/2006	19,934,133		19,934,133
30,000,000	Monsanto Company 4.83% due 5/22/2006	29,915,475		29,915,475
28,000,000	Monsanto Company 5.01% due 5/31/2006	27,883,100		27,883,100
28,000,000	Monsanto Company 4.97% due 6/19/2006	27,810,588		27,810,588
17,760,000	AT&T Corporation 4.92% due 6/05/2006	17,675,048		17,675,048
25,000,000	AT&T Corporation 4.91% due 6/08/2006	24,870,431		24,870,431
24,245,000	AT&T Corporation 4.93% due 6/19/2006	24,082,309		24,082,309

	Total Short-Term Investments	3,091,671,872		3,091,671,872

	Total Investments (99.82%)	$13,974,540,862	*	18,410,173,326	**

	Other assets in excess of liabilities (0.18%)			33,454,976

	Net Assets (100.00%)			$18,443,461,178

*	At April 30, 2006 cost is substantially identical for both book and federal income tax purposes.
**	Gross unrealized appreciation and depreciation of securities at April 30, 2006 were $4,531,780,457 and $96,147,993 respectively (net appreciation was $4,435,632,464).

Foreign Currencies	Sector/Industry Classifications

CAD — Canadian dollar	(1)	Consumer Discretionary	(9)	Materials
EUR — euro	(2)	Consumer Staples	(10)	Media
GBP — pound sterling	(3)	Energy	(11)	Paper and Forest Products
HKD — Hong Kong dollar	(4)	Financials	(12)	Precious Metals
MYR — Malaysian ringgit	(5)	Government Issues	(13)	Real Estate
SEK — Swedish krona	(6)	Health Care	(14)	Retail
SGD — Singapore dollar	(7)	Holding Companies	(15)	Technology and Telecommunications
	(8)	Industrials	(16)	Transportation

(a)	Non-income producing security/commodity.
(b)

All or a portion of the security is exempt from registration under the Securities Act of 1933. Rule 144A securities may only be sold to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(c)

Affiliate as defined by the Investment Company Act of 1940. An affiliate is defined as a company in which the Fund directly or indirectly owns, controls, or holds power to vote 5% or more of the outstanding voting securities. Following is a summary of transactions with each such affiliate for the six-months ended April 30, 2006.

See Notes to Financial Statements.

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS – (Continued)
 April 30, 2006
(Unaudited)

	Purchases
			Dividend Income
Affiliate	Shares	Cost

Blount International, Inc.	549,450	$8,409,912	–
City e-Solutions Limited	–	–	$83,128
Corporacion Financiera Alba SA	–	–	209,416
Daeduck GDS Company, Limited	804,210	9,012,512	226,581
Deceuninck	–	–	–
East Texas Financial Services, Inc.	–	–	11,475
Kukdong Electric Wire Company, Limited	–	–	264,244
Mills Music Trust	–	–	79,819
Nam Yang Dairy Products Company Limited	–	–	51,319
NSC Groupe	–	–	–
Rayonier Inc.	–	–	6,016,660
Sabeton SA	–	–	–
Shaw Brothers (Hong Kong) Limited	–	–	193,510
Shimano Inc.	–	–	703,670
Société Sucrière de Pithiviers-le-Vieil	–	–	1,618,769
T. Hasegawa Company, Limited	466,000	7,477,348	–
UniFirst Corporation	105,690	3,560,813	56,463

(d)	Commodity-linked security whereby the coupon, dividend and/or redemption amount is linked to the price of an underlying commodity.
(e)	Security for which there is less than three market makers.
(f)	In default as to principal and/or interest.
(g)	Leveraged 1½ to 1 to the price of bullion.
(h)	Leveraged 2 to 1 to the price of bullion.
(i)

Represents interest in a restricted security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933. Information concerning each restricted security holding on April 30, 2006 is shown below.

			Carrying
	Acquisition		Value Per
Security	Date	Cost	Share/Principal

Kaiser Ventures LLC	6/24/1993	–	$2.87
FINEL 9½% due 6/30/2017	6/22/2005	$14,474,400	0.95
FINEL 9½% due 10/15/2017	10/11/2005	18,067,500	0.95
Kukdong Electric Wire Company, Limited	6/18/2004	10,918,559	47.71

(j)	Securities valued in accordance with fair value procedures under the supervision of the Board of Trustees.
(k)	Inflation protected security.

See Notes to Financial Statements.

FUND OVERVIEW

FIRST EAGLE OVERSEAS FUND	Data as of April 30, 2006 (Unaudited)

THE INVESTMENT STYLE

The First Eagle Overseas Fund seeks long-term growth of capital by investing primarily in equities issued by non-U.S. corporations. Management’s research-driven process seeks to minimize risk by focusing on undervalued securities.

ASSET ALLOCATION

U.S. Dollar Cash and
Equivalents
23.11%

Commodities
2.76%

U.S. Dollar
Bonds
0.03%

Foreign Currency
Bonds 5.02%

U.S. Stocks
2.16%

Commodity-Linked
Notes 1.05%

Foreign
Stocks
65.87%

COUNTRIES

France	17.81%	Brazil	0.36%
Japan	13.80%	Ireland	0.34%
Switzerland	7.86%	Australia	0.30%
United States	6.09%	Norway	0.28%
South Korea	6.05%	Chile	0.27%
United Kingdom	5.01%	Malaysia	0.27%
Germany	2.68%	China	0.19%
Netherlands	2.50%	Commonwealth
Singapore	2.05%	of Independent
Italy	1.96%	States	0.16%
Hong Kong	1.71%	New Zealand	0.12%
Canada	1.52%	Taiwan	0.09%
Spain	1.46%	Sweden	0.08%
Mexico	1.09%	Other	0.23%
South Africa	1.05%
Belgium	0.60%
India	0.59%
Denmark	0.37%

The Fund’s portfolio composition (represented as a percentage of net assets) is subject to change at any time.

AVERAGE ANNUAL RETURNS

	ONE-YEAR	FIVE-YEARS	TEN-YEARS
First Eagle Overseas Fund (A Shares)
without sales load	31.50%	20.91%	15.51%
with sales load	24.93%	19.67%	15.07%
MSCI EAFE Index	33.49%	9.18%	6.68%
Consumer Price Index	3.55%	2.64%	2.57%

GROWTH OF A $10,000 INITIAL INVESTMENT

$45,000

40,000

35,000

30,000

25,000

20,000

15,000

10,000

5,000

0

4/96

4/97

4/98

4/99

4/00

4/01

4/02

4/03

4/04

4/05

4/06

$40,703

$19,090

$12,900

First Eagle Overseas Fund (A Shares)

MSCI EAFE Index

Consumer Price Index

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses. The average annual returns for Class A Shares give effect to the deduction of the maximum sales load of 3.75% for periods prior to March 1, 2000 and of 5.00% thereafter. The MSCI EAFE Index is a total return index, reported in U.S. Dollars, based on share price and reinvested net dividends of approximately 1,100 companies from 21 countries. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

TOP 10 HOLDINGS

Gold bullion (precious metal)	2.73%

Samsung Electronics Company, Limited (CS & Pfd.)	2.51%
(South Korean electronics company)

Sodexho Alliance SA (French food management services provider)	2.43%

Nestlé SA (Swiss food manufacturer)	2.40%

Wendel Investissement (French holding company)	2.30%

Toyota Motor Corporation (Japanese automobile manufacturer)	2.12%

Pargesa Holding AG (Swiss diversified financials company)	2.04%

Kuehne & Nagel International AG (Swiss transportation company)	1.86%

Vivendi Universal SA (French multimedia company)	1.59%

Shimano Inc. (Japanese manufacturer of bicycle parts)	1.52%

FIRST EAGLE OVERSEAS FUND

SCHEDULE OF INVESTMENTS
April 30, 2006
(Unaudited)

Number of Shares		Cost (Note 1)	Value (Note 1)

	Common and Preferred Stocks (68.03%)

	Australia and New Zealand (0.42%)
8,547,991	Spotless Group Limited (8)	$23,537,364	$32,134,270
3,804,345	News and Media NZ Limited exchangeable preference shares (10)	9,769,634	11,505,576
5,750,000	Tasman Farms (a)(c)(2)	1,054,354	1,665,766
1,100,000	Evergreen Forests Limited (a)(11)	288,223	224,118

		34,649,575	45,529,730

	Belgium (0.60%)
1,945,309	Deceuninck (c)(1)	44,793,371	65,095,683

	Brazil (0.36%)
443,546	Petroleo Brasiliero SA ADR (3)	15,475,619	39,426,804

	Canada (1.38%)
1,068,190	EnCana Corporation (3)	12,610,943	53,462,910
1,291,300	Aber Diamond Corporation (9)	33,227,521	50,646,451
1,529,000	Yellow Pages Income Fund (a)(10)	17,036,741	22,461,198
1,500,000	IAMGOLD Corporation (12)	4,433,304	14,198,964
3,000,000	Catalyst Paper Corporation (a)(11)	10,065,599	8,653,331
50,000	Metallica Resources Inc. (a)(12)	59,469	173,692

		77,433,577	149,596,546

	Chile (0.27%)
2,375,300	Quinenco SA ADR (8)	15,508,046	29,619,991

	China (0.19%)
179,150	PetroChina Company, Limited ADR (3)	4,143,368	20,136,460

	Commonwealth of Independent States (0.16%)
352,296	Firebird Fund, L.P. (a)(b)(e)(7)	353,178	12,192,624
4,919	Firebird Republic Fund, Limited Class ‘A’ (a)(b)(e)(7)	719,082	4,139,878
100,000	First NIS Regional Fund SICAV (b)(7)	1,000,000	725,000
9,000	Baltic Republic Fund (e)(7)	185,750	33,750

		2,258,010	17,091,252

	Denmark (0.37%)
380,050	Carlsberg A/S, ‘B’ (2)	13,042,854	25,601,473
225,000	Carlsberg A/S, ‘A’ (2)	9,948,430	14,128,549

		22,991,284	39,730,022

See Notes to Financial Statements.

FIRST EAGLE OVERSEAS FUND

SCHEDULE OF INVESTMENTS – (Continued)
April 30, 2006
(Unaudited)

Number of Shares		Cost (Note 1)	Value (Note 1)

	Common and Preferred Stocks – (continued)

	France (15.69%)
5,448,804	Sodexho Alliance SA (1)	$164,464,859	$262,490,415
1,982,115	Wendel Investissement (7)	45,681,476	249,165,457
4,693,490	Vivendi Universal SA (a)(10)	110,838,834	171,518,964
1,438,263	L’Oréal SA (2)	107,286,274	133,488,351
1,265,000	Essilor International SA (6)	55,902,323	126,991,711
1,875,000	Rémy Cointreau SA (2)	56,931,230	102,519,597
1,537,070	Carrefour SA (2)	74,974,131	89,244,269
617,100	Neopost SA (8)	23,484,142	69,859,193
3,775,000	Elior SCA (1)	29,459,811	64,162,272
700,000	Société BIC SA (8)	27,529,842	49,234,661
615,917	Laurent-Perrier (c)(2)	21,745,843	46,003,901
172,220	Société Foncière Financière et de Participations (7)	22,591,007	43,298,472
38,750	Société Sucrière de Pithiviers-le-Vieil (c)(2)	15,309,438	39,096,349
1,051,060	Télévision Française 1 SA (a)(10)	27,663,943	34,906,072
326,670	Financière Marc de Lacharrière SA (7)	10,643,051	31,040,841
1,054,410	PagesJaunes Groupe SA (a)(10)	18,958,091	30,503,686
195,000	Robertet SA (c)(2)	14,252,005	30,360,954
51,500	Robertet SA C.I. (2)	2,151,628	5,556,957
106,280	Total SA (3)	27,859,045	29,417,775
275,000	Gaumont SA (10)	13,978,318	21,078,471
311,140	Cap Gemini SA (a)(15)	10,795,596	16,666,493
208,690	Accor SA (1)	9,763,953	13,147,188
3,593,581	FINEL (b)(e)(i)(j)(11)	9,152,131	9,574,754
149,479	Carbone Lorraine SA (a)(8)	3,297,163	8,633,643
264,120	Safran SA (15)	5,299,937	6,787,087
300,000	Frégate SAS 2% Conv. Pfd. due 3/31/2013 (a)(e)(i)(j)(7)	3,620,400	5,194,229
26,499	NSC Groupe (8)	4,385,060	2,390,834
1,000	Société Vermandoise de Sucreries (2)	854,846	1,838,565
20,000	Didot-Bottin SA (7)	1,934,129	1,616,321
100,000	Sabeton SA (7)	1,463,142	1,477,419
3,270	Guyenne et Gascogne SA (2)	363,375	381,951

		922,635,023	1,697,646,852

See Notes to Financial Statements.

FIRST EAGLE OVERSEAS FUND

SCHEDULE OF INVESTMENTS – (Continued)
April 30, 2006
(Unaudited)

Number of Shares		Cost (Note 1)	Value (Note 1)

	Common and Preferred Stocks – (continued)

	Germany (2.62%)
917,125	Fraport AG (a)(16)	$35,695,044	$69,451,288
750,000	Pfeiffer Vacuum Technology AG (c)(8)	25,104,199	52,562,010
475,000	Hornbach Holding AG Pfd. (14)	26,548,192	51,763,320
1,405,000	Bertelsmann AG D.R.C. (10)	31,678,271	45,108,149
255,000	Axel Springer AG (10)	13,458,494	33,169,375
405,000	Vossloh AG (16)	8,157,152	21,341,313
340,086	Praktiker Bau-und Heimwerkermaerkte Holding AG (a)(1)	5,961,070	10,194,999

		146,602,422	283,590,454

	Hong Kong (1.40%)
7,085,000	Guoco Group Limited (7)	51,929,828	88,043,355
20,749,500	Shaw Brothers (Hong Kong) Limited (c)(10)	20,005,022	28,367,333
7,000,000	Hopewell Holdings Limited (13)	7,763,618	20,403,820
10,000,000	SmarTone Telecommunications Holdings Limited (15)	11,260,665	11,220,811
12,000,000	China-Hong Kong Photo Products Holdings Limited (1)	949,952	1,408,405
11,250,000	City e-Solutions Limited (1)	336,425	1,392,928
10,000,000	Lerado Group Holding Company Limited (1)	1,533,725	670,669

		93,779,235	151,507,321

	India (0.59%)
4,250,000	Hindustan Lever Limited (2)	11,835,191	27,514,205
1,150,000	Tata Motors Limited (1)	11,635,888	23,764,873
425,001	Nestlé India Limited (2)	5,290,300	12,193,211

		28,761,379	63,472,289

	Indonesia (0.03%)
4,500,000	PT Bat Indonesia Tbk (a)(c)(2)	4,735,462	3,534,031

	Italy (1.96%)
4,858,626	Italcementi S.p.A. RNC (9)	41,848,298	87,488,449
865,000	Italmobiliare S.p.A. RNC (9)	20,885,294	64,826,795
7,325,000	Gewiss S.p.A. (c)(8)	29,406,314	59,567,753

		92,139,906	211,882,997

See Notes to Financial Statements.

FIRST EAGLE OVERSEAS FUND

SCHEDULE OF INVESTMENTS – (Continued)
April 30, 2006
(Unaudited)

Number of Shares		Cost (Note 1)	Value (Note 1)

	Common and Preferred Stocks – (continued)

	Japan (13.80%)
3,919,100	Toyota Motor Corporation (1)	$147,074,582	$229,501,504
5,000,000	Shimano Inc. (1)	83,968,600	164,864,152
15,450,000	Aioi Insurance Company, Limited (4)	51,428,099	111,938,802
2,247,000	Ono Pharmaceutical Company, Limited (6)	90,875,008	111,628,858
10,000,000	NIPPONKOA Insurance Company, Limited (4)	43,234,195	89,422,316
1,555,600	Secom Company, Limited (8)	51,821,159	84,940,438
2,210,950	Nitto Kohki Company, Limited (c)(8)	37,130,091	57,932,217
2,924,991	T. Hasegawa Company, Limited (c)(2)	38,402,243	47,399,617
3,189,600	Mitsui Sumitomo Insurance Company, Limited (4)	15,084,508	43,049,644
1,142,570	Kose Corporation (2)	32,460,720	41,692,302
2,078,600	Toho Company, Limited (10)	20,987,632	40,299,947
1,359,000	Olympus Corporation (6)	29,387,816	38,954,893
259,000	Nintendo Company, Limited (15)	18,797,614	38,714,499
1,514,990	Mandom Corporation (c)(2)	30,105,086	37,898,062
1,000,000	Fuji Photo Film Company, Limited (1)	29,054,325	34,027,961
200,000	Nippon Television Network Corporation (10)	28,448,858	30,247,076
1,000,000	Chofu Seisakusho Company, Limited (1)	14,518,405	23,564,583
300,000	Canon Inc. (15)	15,750,090	22,975,468
807,000	Shimachu Company, Limited (14)	16,965,249	21,996,835
1,395,600	Nissin Healthcare Food Service Company, Limited (2)	25,241,430	21,339,562
480,520	Astellas Pharma Inc. (6)	19,668,779	20,069,199
1,431,300	Wacoal Holdings Corporation (2)	11,312,794	19,368,423
860,600	Maezawa Kasei Industries Company, Limited (c)(8)	15,225,469	17,366,368
1,397,200	Seikagaku Corporation (6)	8,770,523	16,155,087
500,000	Aderans Company, Limited (2)	9,598,197	14,859,756
475,000	Matsumoto Yushi-Seiyaku Company, Limited (9)	11,518,365	14,534,424
427,500	SK Kaken Company, Limited (8)	7,390,751	13,757,584
100,000	ASAHI Broadcasting Corporation (10)	6,141,481	12,705,531
385,770	Makita Corporation (1)	2,322,144	11,464,896
1,000,000	Sansei Yusoki Company, Limited (c)(8)	8,885,636	9,249,978
259,800	Icom Inc. (15)	5,425,280	8,954,682
258,550	Shoei Company, Limited (7)	1,376,597	8,661,527
885,600	Iino Kaiun Kaisha, Limited (16)	1,738,980	8,464,321
493,100	Yomeishu Seizo Company, Limited (2)	3,118,626	5,978,940
730,000	Shingakukai Company, Limited (1)	6,128,280	5,712,653

See Notes to Financial Statements.

FIRST EAGLE OVERSEAS FUND

SCHEDULE OF INVESTMENTS – (Continued)
April 30, 2006
(Unaudited)

Number		Cost	Value
of Shares		(Note 1)	(Note 1)

	Common and Preferred Stocks – (continued)

	Japan – (continued)
88,900	Tachihi Enterprise Company, Limited (13)	$3,337,895	$4,525,903
325,000	Sonton Food Industry Company, Limited (2)	3,298,777	3,543,480
111,300	Nagaileben Company, Limited (6)	2,158,074	3,063,123
64,000	Nissin Food Products Company, Limited (2)	1,832,850	2,042,733

		949,985,208	1,492,867,344

	Mexico (1.09%)
9,366,290	Industrias Peñoles, SA de C.V. (12)	12,892,467	84,589,736
7,019,220	Grupo Modelo SA de C.V. (2)	25,966,941	26,760,429
193,600	Grupo Aeroportuario del Pacifico SA de C.V. ADR (a)(16)	4,748,863	6,443,008

		43,608,271	117,793,173

	Netherlands (1.94%)
2,707,439	Heineken Holding NV (2)	69,529,334	96,650,078
564,948	Hal Trust NV (7)	16,178,190	43,552,377
1,000,000	Koninklijke Grolsch NV (c)(2)	23,826,083	37,124,879
825,000	Telegraaf Media Groep NV (10)	14,452,839	22,918,931
299,620	Wegener NV (10)	2,070,144	5,675,182
75,957	Arcadis NV (8)	807,896	3,608,314

		126,864,486	209,529,761

	Norway (0.28%)
2,993,710	Tandberg ASA (15)	18,463,830	30,478,673

	Singapore (1.58%)
15,104,850	Haw Par Corporation Limited (c)(8)	38,068,723	59,225,341
3,369,500	Fraser & Neave Limited (2)	20,643,694	47,093,091
16,750,000	Singapore Airport Terminal Services Limited (16)	20,204,311	27,117,787
10,000,000	United Overseas Land Limited (7)	12,162,423	19,351,779
17,549,625	ComfortDelgro Corporation Limited (16)	6,946,456	17,868,709

		98,025,607	170,656,707

	South Africa (1.04%)
1,918,300	Gold Fields Limited ADR (12)	22,768,174	48,744,003
5,650,000	Mvelaphanda Resources Limited (a)(12)	19,564,905	32,862,484
1,875,570	Harmony Gold Mining Company, Limited ADR (a)(12)	21,859,688	31,509,576

		64,192,767	113,116,063

See Notes to Financial Statements.

FIRST EAGLE OVERSEAS FUND

SCHEDULE OF INVESTMENTS – (Continued)
April 30, 2006
(Unaudited)

Number		Cost	Value
of Shares		(Note 1)	(Note 1)

	Common and Preferred Stocks – (continued)

	South Korea (6.05%)
437,510	Samsung Electronics Company, Limited Pfd. (15)	$80,372,730	$237,043,535
49,780	Samsung Electronics Company, Limited (15)	35,358,395	33,990,691
54,664	Lotte Confectionery Company, Limited (2)	24,560,972	73,665,847
2,683,248	SK Telecom Company, Limited ADR (15)	54,875,497	71,642,722
2,004,805	Samsung Corporation (15)	16,389,749	62,494,054
977,545	KT&G Corporation (2)	24,613,147	54,725,522
741,500	Fursys Inc. (c)(8)	5,637,805	24,686,529
22,950	Nam Yang Dairy Products Company, Limited (2)	4,912,653	17,641,679
28,850	Nam Yang Dairy Products Company, Limited Pfd. (2)	479,094	9,635,530
591,500	Kangwon Land Inc. (1)	8,751,592	12,166,782
225,000	Kukdong Electric Wire Company, Limited (c)(e)(i)(j)(15)	3,821,270	10,735,302
949,450	Daeduck GDS Company, Limited (15)	7,317,887	10,570,137
1,087,440	Daeduck Electronics Company, Limited (15)	7,707,302	10,273,117
1,111,890	Dong Ah Tire & Rubber Company, Limited (a)(1)	4,731,509	7,120,623
91,460	SK Corporation (3)	6,405,648	6,729,920
2,515,000	Nexans Korea Limited (c)(e)(i)(j)(8)	2,949,159	5,333,192
110,810	Hankuk Paper Manufacturing Company, Limited (11)	5,119,456	3,994,635
28,920	Daekyo Company, Limited Pfd. (1)	1,159,606	1,257,191
96,700	Sam-A Pharmaceutical Company, Limited (6)	813,291	782,294

		295,976,762	654,489,302

	Spain (1.46%)
2,469,224	Corporacion Financiera Alba SA (7)	52,112,750	138,128,068
407,790	Altadis SA (2)	11,538,297	19,371,939

		63,651,047	157,500,007

	Switzerland (7.85%)
849,900	Nestlé SA (2)	224,406,473	259,117,942
2,170,226	Pargesa Holding SA (7)	112,955,090	220,407,428
555,000	Kuehne & Nagel International AG (16)	36,902,113	201,193,931
1,782	Lindt & Spruengli AG (2)	11,801,214	37,474,211
23,500	Sika AG (a)(9)	4,526,595	27,465,442
385,300	Schindler Holding PC (8)	7,460,045	21,118,285
4,715	Metall Zug PC AG (1)	4,971,624	18,131,838
35,000	Edipresse SA (10)	11,616,314	16,334,180
616,270	Micronas Semiconductor Holding AG (a)(15)	24,008,811	15,597,371
78,857	Affichage Holding (10)	8,596,169	11,822,353
4,459	Zehnder Group AG – B (8)	4,577,161	7,619,458

See Notes to Financial Statements.

FIRST EAGLE OVERSEAS FUND

SCHEDULE OF INVESTMENTS – (Continued)
April 30, 2006
(Unaudited)

Number		Cost	Value
of Shares		(Note 1)	(Note 1)

	Common and Preferred Stocks – (continued)

	Switzerland – (continued)
7,000	Hilti AG (a)(e)(i)(j)(8)	$4,485,845	$5,077,983
159	Metall Zug AG (1)	1,931,462	4,998,186
10,000	PubliGroupe SA (10)	1,436,389	3,222,101

		459,675,305	849,580,709

	Taiwan (0.09%)
9,034,040	Phoenixtec Power Company, Limited (8)	9,113,369	9,485,077

	Thailand (0.02%)
250,000	The Oriental Hotel Public Company, Limited (1)	1,152,073	2,465,352

	United Kingdom (4.46%)
17,633,080	Tesco Plc (2)	102,097,658	102,678,202
2,286,240	Anglo American Plc (12)	50,337,463	97,294,416
8,347,390	Millennium & Copthorne Hotel Plc (1)	36,779,430	65,037,829
3,705,780	Spirax-Sarco Engineering Plc (8)	27,715,395	62,980,730
4,175,000	Associated British Ports Holdings Plc (16)	34,536,884	55,622,829
10,382,370	Vodafone Group Plc (15)	22,040,361	24,504,480
7,387,970	Enodis Plc (8)	4,499,307	20,197,406
2,655,000	easyJet Plc (a)(16)	11,119,493	15,339,210
5,000,000	McBride Plc (2)	6,379,400	15,241,066
300,000	Amdocs Limited (a)(15)	6,197,557	11,160,000
3,146,000	JZ Equity Partners, Plc (4)	5,873,374	10,550,080
775,000	Trans-Siberian Gold Limited (a)(12)	1,123,590	1,737,345

		308,699,912	482,343,593

	United States (2.16%)
5,332,285	News Corporation, Class ‘A’ (10)	80,617,364	91,502,011
1,500,000	Newmont Mining Corporation Holding Company (12)	42,258,067	87,540,000
484,595	Freeport-McMoRan Copper & Gold Inc., Class ‘B’ (12)	6,060,390	31,295,145
400,000	Liberty Global Inc. (a)(10)	6,921,203	8,284,000
400,000	Liberty Global Inc. Series ‘C’ (a)(10)	6,346,043	7,988,000
34,500	Third Avenue Global Value Fund, L.P. (a)(b)(e)(7)	3,450,000	6,545,261
14,083	Security Capital European Realty (a)(e)(13)	281,660	226,877

		145,934,727	233,381,294

	Miscellaneous (0.17%)
1,094,523	Banco Latinoamericano de Exportaciones SA ADR (4)	13,960,676	18,431,767

	Total Common and Preferred Stocks	4,105,210,317	7,359,979,254

See Notes to Financial Statements.

FIRST EAGLE OVERSEAS FUND

SCHEDULE OF INVESTMENTS – (Continued)
April 30, 2006
(Unaudited)

Ounces

	Commodities (2.76%)
453,634	Gold bullion (a)	$217,298,247	$295,783,000
189,161	Silver bullion (a)	1,329,803	2,568,808

	Total Commodities	218,628,050	298,351,808

Principal
Amount

	Notes, Bonds and Convertible Bonds (6.10%)

	Commodity-Linked Notes (1.05%)
$1,100,000	UBS Gold-Linked Note 0% due 5/26/2006 (a)(b)(d)(e)(g)(12)	1,100,000	1,948,760
1,300,000	UBS Gold-Linked Note 0% due 6/02/2006 (a)(b)(d)(e)(g)(12)	1,300,000	2,347,830
6,000,000	UBS Gold-Linked Note 0% due 6/29/2006 (a)(b)(d)(e)(g)(12)	6,000,000	10,508,160
5,250,000	UBS Gold-Linked Note 0% due 7/25/2006 (a)(b)(d)(e)(g)(12)	5,250,000	9,319,518
1,250,000	UBS Gold-Linked Note 0% due 8/11/2006 (a)(b)(d)(e)(g)(12)	1,250,000	2,225,076
1,350,000	UBS Gold-Linked Note 0% due 8/18/2006 (a)(b)(d)(e)(g)(12)	1,350,000	2,298,765
1,250,000	UBS Gold-Linked Note 0% due 8/24/2006 (a)(b)(d)(e)(g)(12)	1,250,000	2,186,851
1,250,000	UBS Gold-Linked Note 0% due 8/25/2006 (a)(b)(d)(e)(g)(12)	1,250,000	2,097,163
1,600,000	UBS Gold-Linked Note 0% due 9/13/2006 (a)(b)(d)(e)(g)(12)	1,600,000	2,788,334
1,300,000	UBS Gold-Linked Note 0% due 10/31/2006 (a)(b)(d)(e)(g)(12)	1,300,000	1,997,734
1,250,000	UBS Gold-Linked Note 0% due 11/01/2006 (a)(b)(d)(e)(g)(12)	1,250,000	1,934,143
1,200,000	UBS Gold-Linked Note 0% due 11/03/2006 (a)(b)(d)(e)(g)(12)	1,200,000	1,896,677
1,600,000	UBS Gold-Linked Note 0% due 11/15/2006 (a)(b)(d)(e)(g)(12)	1,600,000	2,562,728
2,150,000	UBS Gold-Linked Note 0% due 12/20/2006 (a)(b)(d)(e)(g)(12)	2,150,000	3,045,747
1,350,000	UBS Gold-Linked Note 0% due 12/21/2006 (a)(b)(d)(e)(g)(12)	1,350,000	1,856,732
1,350,000	UBS Gold-Linked Note 0% due 12/28/2006 (a)(b)(d)(e)(g)(12)	1,350,000	1,823,066
1,400,000	UBS Gold-Linked Note 0% due 1/05/2007 (a)(b)(d)(e)(h)(12)	1,400,000	2,277,221
1,500,000	UBS Gold-Linked Note 0% due 1/11/2007 (a)(b)(d)(e)(h)(12)	1,500,000	2,229,321
2,900,000	UBS Gold-Linked Note 0% due 1/12/2007 (a)(b)(d)(e)(h)(12)	2,900,000	4,372,370
1,200,000	UBS Silver-Linked Note 0% due 5/26/2006 (a)(b)(d)(e)(g)(12)	1,200,000	2,886,806
1,350,000	UBS Silver-Linked Note 0% due 7/12/2006 (a)(b)(d)(e)(g)(12)	1,350,000	3,127,415
1,250,000	UBS Silver-Linked Note 0% due 7/18/2006 (a)(b)(d)(e)(g)(12)	1,250,000	2,999,270
4,530,000	HSBC Gold-Linked Note 0% due 6/28/2006 (a)(b)(d)(e)(g)(12)	4,530,000	7,765,779
1,140,000	HSBC Gold-Linked Note 0% due 6/29/2006 (a)(b)(d)(e)(g)(12)	1,140,000	1,944,156
5,230,000	HSBC Gold-Linked Note 0% due 7/17/2006 (a)(b)(d)(e)(g)(12)	5,230,000	9,259,715
2,550,000	HSBC Gold-Linked Note 0% due 7/24/2006 (a)(b)(d)(e)(g)(12)	2,550,000	4,598,160
1,310,000	HSBC Gold-Linked Note 0% due 8/09/2006 (a)(b)(d)(e)(g)(12)	1,310,000	2,275,339
1,363,000	HSBC Gold-Linked Note 0% due 8/11/2006 (a)(b)(d)(e)(g)(12)	1,363,000	2,315,192
1,332,000	HSBC Gold-Linked Note 0% due 8/16/2006 (a)(b)(d)(e)(g)(12)	1,332,000	2,297,434
600,000	HSBC Gold-Linked Note 0% due 9/07/2006 (a)(b)(d)(e)(g)(12)	600,000	1,035,000
637,000	HSBC Gold-Linked Note 0% due 9/14/2006 (a)(b)(d)(e)(g)(12)	637,000	1,062,325
310,000	HSBC Gold-Linked Note 0% due 9/20/2006 (a)(b)(d)(e)(g)(12)	310,000	516,460

See Notes to Financial Statements.

FIRST EAGLE OVERSEAS FUND

SCHEDULE OF INVESTMENTS – (Continued)
April 30, 2006
(Unaudited)

Principal			Cost	Value
Amount			(Note 1)	(Note 1)

		Notes, Bonds and Convertible Bonds – (continued)

		Commodity-Linked Notes – (continued)
	$1,308,000	HSBC Gold-Linked Note 0% due 10/09/2006 (a)(b)(d)(e)(g)(12)	$1,308,000	$2,013,012
	692,000	HSBC Gold-Linked Note 0% due 10/13/2006 (a)(b)(d)(e)(g)(12)	692,000	1,070,316
	979,000	HSBC Gold-Linked Note 0% due 11/06/2006 (a)(b)(d)(e)(g)(12)	979,000	1,516,177
	1,950,000	HSBC Gold-Linked Note 0% due 11/13/2006 (a)(b)(d)(e)(g)(12)	1,950,000	3,106,545
	2,023,000	HSBC Gold-Linked Note 0% due 11/29/2006 (a)(b)(d)(e)(g)(12)	2,023,000	2,948,522
	673,000	HSBC Gold-Linked Note 0% due 11/29/2006 (a)(b)(d)(e)(g)(12)	673,000	995,098

			66,777,000	113,448,917

		U.S. Dollar Notes and Bonds (0.03%)
	1,000,000	YPF Sociedad Anonima SA 9⅛% due 2/24/2009 (3)	844,379	1,057,500
	2,000,000	Legrand SA 8½% due 2/15/2025 (8)	2,064,994	2,450,000

			2,909,373	3,507,500

		U.S. Dollar Convertible Bonds (0.00%)
	2,000,000	Medya International Limited 10% due 6/28/2049 (e)(f)(j)(10)	1,987,057	20,000

		Non U.S. Dollar Notes and Bonds (4.89%)
EUR	17,541,659	Vivendi Universal SA 6.70% due 6/21/2006 (10)	18,035,980	22,246,971
EUR	3,500,000	ALSTOM 5% due 7/26/2006 (8)	3,982,875	4,437,992
SGD	24,900,000	Singapore Government 2⅝% due 10/01/2007 (5)	15,053,726	15,675,733
SGD	56,842,000	Singapore Government 2⅜% due 10/01/2009 (5)	34,125,429	35,104,253
CAD	16,500,000	Shaw Communications Inc. 7.4% due 10/17/2007 (10)	10,417,180	15,268,320
HKD	67,500,000	Hong Kong Government 3.57% due 12/17/2007 (5)	8,852,210	8,633,666
HKD	164,250,000	Hong Kong Government 3.34% due 12/19/2008 (5)	20,787,012	20,710,801
HKD	37,100,000	Hong Kong Government 2.52% due 3/24/2009 (5)	4,608,908	4,556,829
EUR	9,766,000	Koninklijke Ahold NV 5⅞% due 5/09/2008 (14)	9,275,835	12,779,062
GBP	11,000,000	EMI Group Plc 8¼% due 5/20/2008 (10)	17,076,861	21,575,700
EUR	7,500,000	EMI Group Plc 8⅝% due 10/15/2013 (10)	8,729,328	10,674,350
EUR	2,500,000	EMI Group Plc 8⅝% due 10/15/2013 (b)(10)	2,938,227	3,558,117
SEK	55,000,000	Sweden Government I/L 4.526% due 12/01/2008 (5)	7,943,835	9,265,630
EUR	3,000,000	Independent News & Media Plc 8% due 12/15/2008 (10)	3,626,220	4,105,709
EUR	5,500,000	Independent News & Media Plc 5¾% due 5/17/2009 (10)	5,899,011	7,162,513
MYR	50,260,000	Malaysian Government 4.305% due 2/27/2009 (5)	13,348,665	13,997,902
MYR	56,664,000	Malaysian Government 3.756% due 4/28/2011 (5)	15,193,409	15,333,544
EUR	48,776,436	Republic of France O.A.T. I/L 3% due 7/25/2009 (k)(5)	55,122,154	64,761,118
EUR	51,993,398	Republic of France O.A.T. I/L 3% due 7/25/2012 (k)(5)	69,594,766	71,262,613
EUR	5,500,000	ProSiebenSat.1 Media AG 11¼% due 7/31/2009 (10)	5,536,948	7,483,378
EUR	1,250,000	Rémy Cointreau SA 6½% due 7/01/2010 (b)(2)	1,425,429	1,673,145
EUR	22,300,000	Waterford Wedgwood Plc 9⅞% due 12/01/2010 (b)(1)	27,293,010	25,273,014
EUR	7,500,000	The Manitowoc Company, Inc. 10⅜% due 5/15/2011 (8)	8,141,560	10,086,224

See Notes to Financial Statements.

FIRST EAGLE OVERSEAS FUND

SCHEDULE OF INVESTMENTS – (Continued)
April 30, 2006
(Unaudited)

Principal			Cost	Value
Amount			(Note 1)	(Note 1)

		Notes, Bonds and Convertible Bonds – (continued)

		Non U.S. Dollar Notes and Bonds – (continued)
GBP	1,000,000	Marks & Spencer Group Plc 6⅜% due 11/07/2011 (1)	$1,672,439	$1,890,259
GBP	8,425,000	Enodis Plc 10⅜% due 4/15/2012 (8)	13,033,380	16,858,246
EUR	18,850,000	UPC Holding BV 8⅝% due 1/15/2014 (b)(10)	21,995,641	23,981,378
EUR	19,650,000	UPC Holding BV 7¾% due 1/15/2014 (b)(10)	22,197,596	23,975,616
EUR	28,800,000	Ray Acquisition SCA 9⅜% due 3/15/2015 (b)(8)	34,536,499	39,458,443
EUR	8,000,000	FINEL 9½% due 6/30/2017 (b)(e)(i)(j)(11)	9,649,600	7,576,506
EUR	10,000,000	FINEL 9½% due 10/15/2017 (b)(e)(i)(j)(11)	12,045,000	9,470,633

			482,138,733	528,837,665

		Non U.S. Dollar Convertible Bonds (0.13%)
EUR	3,750,000	Aegis Group Plc 2% due 5/15/2006 (10)	4,006,283	5,161,495
EUR	71,339	Club Mediterranee SA 3% due 11/01/2008 (1)	3,934,742	5,981,537
EUR	243,500	Havas SA 4% due 1/01/2009 (10)	1,986,854	3,309,652

			9,927,879	14,452,684

		Total Notes, Bonds and Convertible Bonds	563,740,042	660,266,766

		Short-Term Investments (23.14%)
	$25,000,000	Monsanto Company 4.80% due 5/01/2006	25,000,000	25,000,000
	20,000,000	Monsanto Company 4.85% due 5/30/2006	19,921,861	19,921,861
	25,000,000	BMW US Capital LLC 4.72% due 5/01/2006	25,000,000	25,000,000
	20,000,000	BMW US Capital LLC 4.74% due 5/01/2006	20,000,000	20,000,000
	26,463,000	BMW US Capital LLC 4.64% due 5/08/2006	26,439,124	26,439,124
	8,591,000	BMW US Capital LLC 4.64% due 5/10/2006	8,581,034	8,581,034
	30,000,000	BMW US Capital LLC 4.78% due 5/22/2006	29,916,350	29,916,350
	20,000,000	BMW US Capital LLC 4.79% due 5/22/2006	19,944,117	19,944,117
	2,025,000	BMW US Capital LLC 4.86% due 6/12/2006	2,013,518	2,013,518
	20,000,000	Burlington Northern Santa Fe 4.85% due 5/01/2006	20,000,000	20,000,000
	20,000,000	Pearson Holdings Inc. 4.82% due 5/01/2006	20,000,000	20,000,000
	16,700,000	Pearson Holdings Inc. 4.82% due 5/05/2006	16,691,056	16,691,056
	6,000,000	Pearson Holdings Inc. 4.86% due 5/09/2006	5,993,520	5,993,520
	32,000,000	Pearson Holdings Inc. 4.90% due 5/17/2006	31,930,311	31,930,311
	30,100,000	Pearson Holdings Inc. 4.92% due 5/19/2006	30,025,954	30,025,954
	10,000,000	Pearson Holdings Inc. 4.96% due 5/24/2006	9,968,311	9,968,311
	3,800,000	Pearson Holdings Inc. 4.97% due 5/24/2006	3,787,934	3,787,934
	13,150,000	Pearson Holdings Inc. 4.94% due 5/25/2006	13,106,693	13,106,693
	19,065,000	ConocoPhillips Company 4.87% due 5/01/2006	19,065,000	19,065,000
	6,754,000	ConocoPhillips Company 4.84% due 5/02/2006	6,753,092	6,753,092
	20,000,000	ConocoPhillips Company 4.88% due 5/05/2006	19,989,156	19,989,156
	20,500,000	ConocoPhillips Company 4.88% due 5/08/2006	20,480,548	20,480,548

See Notes to Financial Statements.

FIRST EAGLE OVERSEAS FUND

SCHEDULE OF INVESTMENTS – (Continued)
April 30, 2006
(Unaudited)

Principal		Cost	Value
Amount		(Note 1)	(Note 1)

	Notes, Bonds and Convertible Bonds – (continued)

	Short-Term Investments – (continued)
$20,000,000	ConocoPhillips Company 4.98% due 5/12/2006	$19,969,750	$19,969,750
15,000,000	HJ Heinz Company 4.82% due 5/01/2006	15,000,000	15,000,000
29,396,000	HJ Heinz Company 4.86% due 5/03/2006	29,388,063	29,388,063
25,000,000	HJ Heinz Company 4.92% due 5/09/2006	24,972,667	24,972,667
15,000,000	Unilever Capital Corporation 4.68% due 5/01/2006	15,000,000	15,000,000
20,000,000	Unilever Capital Corporation 4.69% due 5/04/2006	19,992,183	19,992,183
15,000,000	Unilever Capital Corporation 4.70% due 5/08/2006	14,986,292	14,986,292
9,454,000	Unilever Capital Corporation 4.69% due 5/08/2006	9,445,378	9,445,378
17,500,000	Unilever Capital Corporation 4.76% due 5/15/2006	17,467,606	17,467,606
10,000,000	Unilever Capital Corporation 4.75% due 5/19/2006	9,976,250	9,976,250
6,506,000	Unilever Capital Corporation 4.86% due 5/30/2006	6,480,529	6,480,529
28,229,000	Republic of Austria 4.68% due 5/02/2006	28,225,330	28,225,330
25,000,000	Republic of Austria 4.68% due 5/02/2006	24,996,750	24,996,750
38,100,000	Republic of Austria 4.68% due 5/08/2006	38,065,329	38,065,329
34,693,000	Republic of Austria 4.68% due 5/08/2006	34,661,429	34,661,429
16,960,000	Republic of Austria 4.68% due 5/08/2006	16,944,566	16,944,566
25,000,000	Republic of Austria 4.70% due 5/10/2006	24,970,625	24,970,625
2,875,000	Republic of Austria 4.72% due 5/11/2006	2,871,231	2,871,231
18,500,000	Republic of Austria 4.84% due 5/23/2006	18,445,281	18,445,281
26,666,000	Wal-Mart Stores, Inc. 4.70% due 5/02/2006	26,662,519	26,662,519
33,700,000	Wal-Mart Stores, Inc. 4.71% due 5/09/2006	33,664,727	33,664,727
30,000,000	Wal-Mart Stores, Inc. 4.70% due 5/09/2006	29,968,667	29,968,667
25,710,000	Hitachi Limited 4.82% due 5/02/2006	25,706,558	25,706,558
17,000,000	Hitachi Limited 4.75% due 5/05/2006	16,991,028	16,991,028
25,000,000	Hitachi Limited 4.88% due 5/11/2006	24,966,111	24,966,111
25,000,000	Siemens AG 4.70% due 5/02/2006	24,996,736	24,996,736
22,813,000	Siemens AG 4.72% due 5/08/2006	22,792,063	22,792,063
26,197,000	Siemens AG 4.84% due 6/02/2006	26,084,295	26,084,295
20,000,000	Siemens AG 4.85% due 6/08/2006	19,897,611	19,897,611
14,539,000	Siemens AG 4.86% due 6/09/2006	14,462,452	14,462,452
20,000,000	Siemens AG 4.86% due 6/16/2006	19,875,800	19,875,800
25,000,000	BellSouth Corporation 4.75% due 5/02/2006	24,996,701	24,996,701
20,000,000	BellSouth Corporation 4.75% due 5/04/2006	19,992,083	19,992,083
25,000,000	BellSouth Corporation 4.75% due 5/08/2006	24,976,910	24,976,910
25,000,000	BellSouth Corporation 4.77% due 5/08/2006	24,976,813	24,976,813
20,000,000	BellSouth Corporation 4.78% due 5/09/2006	19,978,755	19,978,755
17,500,000	BellSouth Corporation 4.77% due 5/09/2006	17,481,450	17,481,450
20,000,000	BellSouth Corporation 4.75% due 5/12/2006	19,970,972	19,970,972
20,855,000	BellSouth Corporation 4.92% due 6/02/2006	20,763,794	20,763,794

See Notes to Financial Statements.

FIRST EAGLE OVERSEAS FUND

SCHEDULE OF INVESTMENTS – (Continued)
April 30, 2006
(Unaudited)

Principal		Cost	Value
Amount		(Note 1)	(Note 1)

	Notes, Bonds and Convertible Bonds – (continued)

	Short-Term Investments – (continued)
$19,936,000	BellSouth Corporation 4.91% due 6/02/2006	$19,848,990	$19,848,990
12,645,000	BellSouth Corporation 4.90% due 6/02/2006	12,589,924	12,589,924
25,000,000	Federated Department Stores Inc. 4.81% due 5/02/2006	24,996,660	24,996,660
21,762,000	France Telecom SA 4.85% due 5/02/2006	21,759,068	21,759,068
25,000,000	France Telecom SA 4.83% due 5/08/2006	24,976,521	24,976,521
25,000,000	France Telecom SA 5.02% due 5/19/2006	24,937,250	24,937,250
21,956,000	France Telecom SA 5.04% due 6/06/2006	21,845,342	21,845,342
25,863,000	Atlantic Asset Security 4.71% due 5/03/2006	25,856,233	25,856,233
11,850,000	Atlantic Asset Security 4.73% due 5/03/2006	11,846,886	11,846,886
11,630,000	Atlantic Asset Security 4.72% due 5/03/2006	11,626,950	11,626,950
25,000,000	Nestlé Capital Corporation 4.72% due 5/03/2006	24,993,444	24,993,444
20,000,000	Nestlé Capital Corporation 4.60% due 5/05/2006	19,989,778	19,989,778
9,000,000	Nestlé Capital Corporation 4.71% due 5/08/2006	8,991,757	8,991,757
25,000,000	Nestlé Capital Corporation 4.73% due 5/09/2006	24,973,722	24,973,722
30,000,000	Nestlé Capital Corporation 4.83% due 5/16/2006	29,939,625	29,939,625
20,194,000	Nestlé Capital Corporation 4.725% due 5/22/2006	20,138,340	20,138,340
14,869,000	Nestlé Capital Corporation 4.795% due 6/16/2006	14,777,898	14,777,898
16,600,000	7-Eleven Inc. 4.75% due 5/03/2006	16,595,619	16,595,619
15,000,000	7-Eleven Inc. 4.73% due 5/05/2006	14,992,117	14,992,117
17,300,000	7-Eleven Inc. 4.83% due 5/10/2006	17,279,110	17,279,110
1,228,000	Sara Lee Corporation 4.81% due 5/03/2006	1,227,672	1,227,672
24,050,000	Sara Lee Corporation 4.90% due 5/09/2006	24,023,812	24,023,812
10,000,000	Sara Lee Corporation 4.91% due 5/11/2006	9,986,361	9,986,361
13,254,000	Sara Lee Corporation 4.81% due 5/12/2006	13,234,520	13,234,520
20,000,000	Sara Lee Corporation 4.87% due 5/30/2006	19,921,539	19,921,539
1,794,000	American Express Credit Corporation 4.73% due 5/04/2006	1,793,293	1,793,293
30,000,000	American Express Credit Corporation 4.73% due 5/15/2006	29,944,817	29,944,817
20,000,000	American Express Credit Corporation 4.73% due 5/16/2006	19,960,583	19,960,583
34,000,000	American Express Credit Corporation 4.78% due 5/23/2006	33,900,682	33,900,682
27,000,000	American Express Credit Corporation 4.78% due 5/24/2006	26,917,545	26,917,545
27,562,000	American Express Credit Corporation 4.80% due 6/01/2006	27,448,077	27,448,077
34,569,000	American Express Credit Corporation 4.82% due 6/02/2006	34,420,891	34,420,891
27,250,000	L’Oréal SA 4.75% due 5/05/2006	27,235,618	27,235,618
20,000,000	L’Oréal SA 4.78% due 5/15/2006	19,962,822	19,962,822
25,000,000	L’Oréal SA 4.83% due 5/22/2006	24,929,563	24,929,563
25,000,000	General Electric Capital Corporation 4.68% due 5/05/2006	24,987,000	24,987,000
15,000,000	General Electric Capital Corporation 4.71% due 5/10/2006	14,982,337	14,982,337
25,000,000	General Electric Capital Corporation 4.71% due 5/19/2006	24,941,125	24,941,125
32,000,000	Henkel Corporation 4.75% due 5/08/2006	31,970,444	31,970,444
12,000,000	Henkel Corporation 4.81% due 5/11/2006	11,983,967	11,983,967

See Notes to Financial Statements.

FIRST EAGLE OVERSEAS FUND

SCHEDULE OF INVESTMENTS – (Continued)
April 30, 2006
(Unaudited)

Principal		Cost		Value
Amount		(Note 1)		(Note 1)

	Notes, Bonds and Convertible Bonds – (continued)

	Short-Term Investments – (continued)
$25,000,000	Shell Finance UK Plc 4.70% due 5/08/2006	$24,977,153		$24,977,153
25,000,000	Shell Finance UK Plc 4.71% due 5/10/2006	24,970,562		24,970,562
7,624,000	Shell Finance UK Plc 4.72% due 5/10/2006	7,615,004		7,615,004
9,435,000	Shell Finance UK Plc 4.73% due 5/12/2006	9,421,364		9,421,364
23,648,000	Dover Corporation 4.68% due 5/08/2006	23,626,480		23,626,480
13,500,000	Caterpillar Financial Services Corporation 4.72% due 5/09/2006	13,485,840		13,485,840
34,000,000	Caterpillar Financial Services Corporation 4.80% due 5/22/2006	33,904,800		33,904,800
5,200,000	The Sherwin-Williams Company 4.81% due 5/09/2006	5,194,442		5,194,442
10,000,000	The Sherwin-Williams Company 4.84% due 5/16/2006	9,979,833		9,979,833
25,571,000	RaboBank USA Finance Corporation 4.735% due 5/11/2006	25,537,367		25,537,367
25,902,000	RaboBank USA Finance Corporation 4.735% due 5/15/2006	25,854,304		25,854,304
30,000,000	RaboBank USA Finance Corporation 4.875% due 5/26/2006	29,898,438		29,898,438
25,000,000	RaboBank USA Finance Corporation 4.91% due 6/01/2006	24,894,299		24,894,299
30,000,000	RaboBank USA Finance Corporation 4.89% due 6/23/2006	29,784,025		29,784,025
25,000,000	Merrill Lynch & Company Inc. 4.75% due 5/11/2006	24,967,014		24,967,014
31,887,000	Merrill Lynch & Company Inc. 4.78% due 5/12/2006	31,840,427		31,840,427
30,000,000	Merrill Lynch & Company Inc. 4.84% due 5/22/2006	29,915,300		29,915,300
25,000,000	Merrill Lynch & Company Inc. 4.89% due 6/23/2006	24,820,021		24,820,021
11,365,000	The Coca-Cola Company 4.70% due 5/15/2006	11,344,227		11,344,227
25,000,000	AT&T Corporation 4.91% due 6/08/2006	24,870,431		24,870,431
24,245,000	AT&T Corporation 4.93% due 6/19/2006	24,082,309		24,082,309

	Total Short-Term Investments	2,503,384,425		2,503,384,425

	Total Investments (100.03%)	$7,390,962,834	*	10,821,982,253	**

	Liabilities in excess of other assets (-0.03%)			(3,590,118)

	Net Assets (100.00%)			$10,818,392,135

*	At April 30, 2006 cost is substantially identical for both book and federal income tax purposes.

**	Gross unrealized appreciation and depreciation of investments at April 30, 2006 were $3,461,627,754 and $30,608,335, respectively (net appreciation was $3,431,019,419).

See Notes to Financial Statements.

FIRST EAGLE OVERSEAS FUND

SCHEDULE OF INVESTMENTS – (Continued)
April 30, 2006
(Unaudited)

Foreign Currencies	Sector/Industry Classifications

CAD — Canadian dollar	(1)	Consumer Discretionary	(9)	Materials
EUR — euro	(2)	Consumer Staples	(10)	Media
GBP — pound sterling	(3)	Energy	(11)	Paper and Forest Products
HKD — Hong Kong dollar	(4)	Financials	(12)	Precious Metals
MYR — Malaysian ringgit	(5)	Government Issues	(13)	Real Estate
SEK — Swedish krona	(6)	Health Care	(14)	Retail
SGD — Singapore dollar	(7)	Holding Companies	(15)	Technology and Telecommunications
	(8)	Industrials	(16)	Transportation

(a)	Non-income producing security/commodity.
(b)

All or a portion of this security is exempt from registration under the Securities Act of 1933. Rule 144A securities may only be sold to qualified institutional buyers under the Securities Act of 1933.

(c)

Affiliate as defined by the Investment Company Act of 1940. An affiliate is defined as a company in which the Fund directly or indirectly owns, controls, or holds power to vote 5% or more of the outstanding voting securities. Following is a summary of transactions with each such affiliate for the six-months ended April 30, 2006.

See Notes to Financial Statements.

FIRST EAGLE OVERSEAS FUND

SCHEDULE OF INVESTMENTS – (Continued)
April 30, 2006
(Unaudited)

	Purchases		Sales		Realized gain	Dividend Income

Affiliate	Shares	Cost	Shares	Cost

Deceuninck	—	—	—	—	—	—
Fursys Inc.	91,500	$2,999,833	—	—	—	$214,430
Gewiss S.p.A.	—	—	—	—	—	—
Haw Par Corporation Limited	—	—	—	—	—	—
Koninklijke Grolsche NV	—	—	—	—	—	587,790
Kukdong Electric Wire Company, Limited	—	—	—	—	—	111,339
Laurent-Perrier	4,333	221,073	—	—	—	—
Maezawa Kasei Industries Company, Limited	—	—	—	—	—	113,195
Mandom Corporation	—	—	—	—	—	362,304
Nexans Korea Limited	—	—	—	—	—	82,968
Nitto Kohki Company, Limited	—	—	69,100	$1,422,457	$541,846	352,494
Pfeiffer Vacuum Technology AG	—	—	—	—	—	—
PT Bat Indonesia TBK	—	—	—	—	—	—
Robertet SA	—	—	—	—	—	—
Sansei Yusoki Company, Limited	—	—	—	—	—	55,801
Shaw Brothers (Hong Kong) Limited	—	—	—	—	—	160,609
Société Sucrière de Pithiviers-le Vieil	—	—	—	—	—	1,059,285
T. Hasegawa Company, Limited	—	—	—	—	—	—
Tasman Farms	—	—	—	—	—	—

(d)	Commodity-linked security whereby the coupon, dividend and/or redemption amount is linked to the price of an underlying commodity.
(e)	Security for which there is less than three market makers.
(f)	In default as to principal and interest.
(g)	Leveraged 1½ to 1 to the price of bullion.
(h)	Leveraged 2 to 1 to the price of bullion.
(i)

Represents interest in a restricted security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933. Information concerning each restricted security holding on April 30, 2006 is shown below.

Security	Acquisition Date	Cost	Carrying Value Per Share/Principal

FINEL	7/14/1999	$2,407,421	$2.66
FINEL 9½% due 6/30/2017	6/22/2005	9,649,600	0.95
FINEL 9½% due 10/15/2017	10/11/2005	12,045,000	0.95
Frégate SAS 2% Conv. Pfd. due 3/31/2013	4/30/2004	3,620,400	17.31
Hilti AG	11/30/2001	4,485,845	725.43
Kukdong Electric Wire Company, Limited	2/20/2004	3,821,270	47.71
Nexans Korea Limited	9/19/2003	5,439,879	2.12

(j)	Securities valued in accordance with fair value procedures under the supervision of the Board of Trustees.
(k)	Inflation protected security.

See Notes to Financial Statements.

FUND OVERVIEW

FIRST EAGLE U.S. VALUE FUND	Data as of April 30, 2006 (Unaudited)

THE INVESTMENT STYLE

The First Eagle U.S. Value Fund seeks long-term growth of capital by investing primarily in equities issued by U.S. corporations. Management utilizes a highly disciplined, bottom-up, value approach in achieving its investment objective.

ASSET ALLOCATION

Foreign Stocks
0.39%

U.S. Dollar Cash
and Equivalents
40.56%

U.S. Dollar Bonds
2.83%

Gold Linked Notes
1.36%

U.S. Stocks
51.91%

Gold Commodity
2.95%

SECTOR/INDUSTRY

Industrials	9.03%
Media	8.04%
Retail	6.36%
Precious Metals	6.28%
Technology	5.55%
Health Care	4.24%
Holding Companies	3.77%
Consumer Discretionary	3.11%
Paper & Forest Products	2.86%
Consumer Staples	2.86%
Energy	2.80%
Utilities	2.66%
Financials	0.94%
Materials	0.86%
Real Estate	0.08%

The Fund’s portfolio composition (represented as a percentage of net assets) is subject to change at any time.

AVERAGE ANNUAL RETURNS

	ONE-YEAR	THREE-YEARS	SINCE INCEPTION (9-04-01)
First Eagle U.S. Value Fund (A Shares)
without sales load	12.38%	17.36%	13.80%
with sales load	6.76%	15.37%	12.55%
Standard & Poor’s 500 Index	15.42%	14.68%	4.95%
Russell 2000 Index	33.47%	25.67%	12.45%
Consumer Price Index	3.55%	3.11%	2.76%

GROWTH OF A $10,000 INITIAL INVESTMENT

$20,000

15,000

10,000

5,000

0

9/01

4/02

4/03

4/04

4/05

4/06

$17,354

$17,293

$12,537

$11,320

First Eagle U.S. Value Fund (A Shares)

Consumer Price Index

Russell 2000 Index

Standard & Poor’s 500 Index

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses. The average annual returns for Class A Shares with a sales load gives effect to the deduction of the maximum sales load of 5.00%. The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index and is not available for purchase. The Standard & Poor’s 500 Index is a widely recognized unmanaged index including a representative sample of 500 leading companies in leading sectors of the U.S. economy. Although the Standard & Poor’s 500 Index focuses on the large-cap segment of the market, with over 80% coverage of U.S. equities, it is also considered a proxy for the total market. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

TOP 10 HOLDINGS

Liberty Media Corporation (media company)	3.43%

Berkshire Hathaway Inc., Class ‘A’ (holding company)	3.38%

Gold bullion (precious metal)	2.95%

Johnson & Johnson Inc. (health care products manufacturer)	2.76%

Costco Wholesale Corporation (multiline retailer)	2.47%

Tyco International Limited (industrial conglomerate)	2.25%

ConocoPhillips Company (integrated energy company)	1.91%

Microsoft Corporation (software developer)	1.79%

Newmont Mining Corporation Holding Company
(precious metals and mining company)	1.67%

UniFirst Corporation (commercial services and supplies provider)	1.64%

FIRST EAGLE U.S. VALUE FUND

 SCHEDULE OF INVESTMENTS
 April 30, 2006
(Unaudited)

Number		Cost	Value
of Shares		(Note 1)	(Note 1)

	Common and Preferred Stocks – U.S. (51.91%)

	Consumer Discretionary (2.64%)
150,000	McDonald’s Corporation	$3,851,228	$5,185,500
119,600	Weyco Group, Inc.	2,043,013	2,527,148
70,000	Hampshire Group, Limited (a)	1,171,963	1,418,347
53,880	Foot Locker, Inc.	1,194,350	1,248,938
8,000	Allen Organ Company, Class ‘B’	307,040	654,000
600	St. John Knits International Inc. (a)	18,600	26,103

		8,586,194	11,060,036

	Consumer Staples (2.79%)
218,915	Seneca Foods Corporation 0% Conv. Pfd. due 12/31/2049 (a)(f)	3,294,671	4,542,487
98,364	Anheuser-Busch Companies Inc.	4,291,380	4,385,067
44,997	HJ Heinz Company	1,532,845	1,867,825
12,000	Altria Group, Inc.	480,416	877,920

		9,599,312	11,673,299

	Energy (2.80%)
119,928	ConocoPhillips Company	4,247,616	8,023,183
50,000	CNX Gas Corporation (a)	800,000	1,425,000
24,310	Murphy Oil Corporation	1,239,579	1,219,876
12,241	SEACOR Holdings Inc. (a)	631,754	1,082,716

		6,918,949	11,750,775

	Financials (0.33%)
60,000	Interpool Inc.	1,083,544	1,209,000
10,000	First Internet Bancorp (a)	170,300	168,500

		1,253,844	1,377,500

	Health Care (4.10%)
197,500	Johnson & Johnson Inc.	12,069,840	11,575,475
90,180	Bausch & Lomb Inc.	4,272,068	4,414,311
20,000	Dentsply International Inc.	580,150	1,193,400

		16,922,058	17,183,186

	Holding Companies (3.77%)
159	Berkshire Hathaway Inc., Class ‘A’ (a)	13,134,544	14,151,000
557	Case Pomeroy & Company, Inc., Class ‘A’	538,848	966,395
6,610	Loews Corporation	555,488	701,651

		14,228,880	15,819,046

	Industrials (8.65%)
357,340	Tyco International Limited	8,842,987	9,415,909
221,370	UniFirst Corporation	5,765,952	6,866,897
173,960	Waste Management Inc.	4,961,709	6,516,542
73,475	Banta Corporation	2,921,328	3,716,365

See Notes to Financial Statements.

FIRST EAGLE U.S. VALUE FUND

SCHEDULE OF INVESTMENTS – (Continued)
 April 30, 2006
(Unaudited)

Number		Cost	Value
of Shares		(Note 1)	(Note 1)

	Common and Preferred Stocks – U.S. – (continued)

	Industrials – (continued)
48,980	Manpower Inc.	$2,059,795	$3,191,047
153,760	Cendant Corporation	2,633,062	2,680,037
161,273	Blount International Inc. (a)	2,322,241	2,498,119
22,480	Franklin Electric Company, Inc.	406,203	1,311,258
5,000	Hardinge Inc.	54,150	80,500

		29,967,427	36,276,674

	Materials (0.32%)
7,355	Vulcan Materials Company	341,434	624,881
25,000	Tronox Inc. Class ‘A’	377,812	435,000
426	Central Steel & Wire Company	167,885	294,366

		887,131	1,354,247

	Media (8.04%)
1,721,493	Liberty Media Corporation (a)	13,608,790	14,374,466
104,900	Comcast Corporation-Special Class ‘A’ (a)	2,946,791	3,234,067
182,295	News Corporation Class ‘A’	2,889,189	3,128,182
107,835	Clear Channel Communications Inc.	3,393,174	3,076,533
111,170	CBS Corporation Class ‘B’	2,881,361	2,831,500
70,000	Valassis Communications, Inc. (a)	2,022,112	2,048,900
50,000	Dow Jones & Company Inc.	1,831,509	1,848,500
60,275	The DIRECTV Group, Inc. (a)	808,954	1,029,497
36,000	Liberty Global Inc. (a)	625,061	745,560
36,000	Liberty Global Inc. Series ‘C’ (a)	573,118	718,920
50,000	Interpublic Group of Companies, Inc. (a)	777,610	479,000
7,200	Tribune Company	202,894	207,576

		32,560,563	33,722,701

	Paper and Forest Products (2.48%)
162,660	Rayonier Inc.	3,800,973	6,695,086
77,835	Plum Creek Timber Company, Inc.	2,277,954	2,825,410
9,090	Deltic Timber Corporation	209,712	524,675
12,680	Longview Fibre Company	115,438	330,441

		6,404,077	10,375,612

	Precious Metals (1.97%)
120,230	Newmont Mining Corporation Holding Company	4,419,901	7,016,623
19,000	Freeport-McMoRan Copper & Gold Inc., Class ‘B’	213,034	1,227,020

		4,632,935	8,243,643

	Real Estate (0.02%)
1,595	Prologis Trust 8.54% Pfd. Series ‘C’	82,039	88,473

See Notes to Financial Statements.

FIRST EAGLE U.S. VALUE FUND

SCHEDULE OF INVESTMENTS – (Continued)
 April 30, 2006
(Unaudited)

Number		Cost	Value
of Shares		(Note 1)	(Note 1)

	Common and Preferred Stocks – U.S. – (continued)

	Retail (6.36%)
190,220	Costco Wholesale Corporation	$7,212,927	$10,353,675
123,770	Wal-Mart Stores Inc.	5,638,774	5,573,363
103,190	Tiffany & Company	3,166,658	3,600,299
55,970	The Sherwin-Williams Company	1,866,582	2,851,112
40,480	Barnes & Noble, Inc.	1,267,423	1,824,838
55,000	Dillard’s Inc., Class ‘A’	798,967	1,434,400
8,380	Autozone Inc. (a)	774,199	784,452
3,115	Federated Department Stores Inc.	115,998	242,503

		20,841,528	26,664,642

	Technology and Telecommunications (4.98%)
310,025	Microsoft Corporation	8,007,216	7,487,105
256,520	Intel Corporation	5,131,006	5,125,269
150,000	American Power Conversion Corporation	2,325,204	3,336,000
111,160	Sprint Nextel Corporation	2,850,877	2,756,768
45,030	Lexmark International Inc. Class ‘A’ (a)	2,523,365	2,192,961

		20,837,668	20,898,103

	Utilities (2.66%)
174,200	IDACORP, Inc.	5,077,328	5,931,510
88,100	CalEnergy Capital Trust 6½% Conv. Pfd.	3,778,988	4,140,700
40,000	Hawaiian Electric Industries, Inc.	845,477	1,074,800

		9,701,793	11,147,010

	Total Common and Preferred Stocks – U.S.	183,424,398	217,634,947

	Common Stocks – Non U.S. (0.39%)

	United Kingdom (0.39%)
378,920	JZ Equity Partners, Plc (3)	756,972	1,270,704
10,000	Amdocs Limited (a)(11)	184,186	372,000

	Total Common Stocks – Non U.S.	941,158	1,642,704

Ounces

Commodity (2.95%)
18,970	Gold bullion (a)	9,041,734	12,369,138

Principal
Amount

	Notes and Bonds and Convertible Bonds (4.19%)

	Commodity-Linked Notes (1.36%)
$1,300,000	UBS Gold-Linked Note 0% due 6/02/2006 (a)(b)(c)(d)(e)(8)	1,300,000	2,347,829
1,300,000	HSBC Gold-Linked Note 0% due 6/28/2006 (a)(b)(c)(d)(e)(8)	1,300,000	2,228,591

See Notes to Financial Statements.

FIRST EAGLE U.S. VALUE FUND

SCHEDULE OF INVESTMENTS – (Continued)
 April 30, 2006
(Unaudited)

Principal		Cost	Value
Amount		(Note 1)	(Note 1)

	Notes and Bonds and Convertible Bonds – (continued)

	Commodity-Linked Notes – (continued)
$644,000	HSBC Gold-Linked Note 0% due 8/09/2006 (a)(b)(c)(d)(e)(8)	$644,000	$1,118,564

		3,244,000	5,694,984

	U.S. Dollar Bonds and Notes (2.77%)
1,200,000	Level 3 Communications, Inc. 9⅛% due 5/01/2008 (11)	814,704	1,200,000
525,000	Longview Fibre Company 10% due 1/15/2009 (7)	547,538	552,563
250,000	Crescent Real Estate Equities Company 9¼% due 4/15/2009 (9)	250,000	261,563
521,000	Lear Corporation 8.11% due 5/15/2009 (1)	491,926	511,883
1,075,000	GATX Corporation 8⅞% due 6/01/2009 (3)	1,034,585	1,160,031
500,000	American Standard Companies Inc. 8¼% due 6/01/2009 (5)	514,460	533,190
650,000	Columbus McKinnon Corporation 10% due 8/01/2010 (5)	658,932	718,250
1,000,000	Briggs & Stratton Corporation 8⅞% due 3/15/2011 (1)	1,038,562	1,105,000
179,000	Domino’s Inc. 8¼% due 7/01/2011 (1)	178,073	186,160
1,000,000	Greif Inc. 8⅞% due 7/01/2012 (7)	1,064,191	1,065,000
300,000	Blount International Inc. 8⅞% due 8/01/2012 (5)	300,000	313,500
1,180,000	Tronox Worldwide 9½% due 12/01/2012 (b)(6)	1,242,483	1,244,900
125,000	R.H. Donnelley Finance Corporation 10⅞% due 12/15/2012 (b)(3)	125,000	139,375
1,000,000	Texas Industries, Inc. 7¼% due 7/15/2013 (6)	1,000,000	1,030,000
592,000	Sirius Satellite Radio Inc. 9⅝% due 8/01/2013 (11)	581,463	581,640
250,000	Jostens, Inc. 10¼% due 12/01/2013 (a)(1)	171,113	194,375
250,000	Elizabeth Arden Inc. 7¾% due 1/15/2014 (2)	250,000	255,625
600,000	Bausch & Lomb Inc. 7⅛% due 8/01/2028 (4)	507,862	576,046

		10,770,892	11,629,101

	U.S. Dollar Convertible Bond (0.06%)
250,000	SCI Systems Inc. 3% due 3/15/2007 (11)	222,952	243,437

	Total Notes, Bonds and Convertible Bonds	14,237,844	17,567,522

	Short-Term Investments (40.61%)
20,000,000	ConocoPhillips Company 4.87% due 5/01/2006	20,000,000	20,000,000
10,000,000	L’Oréal SA 4.75% due 5/01/2006	10,000,000	10,000,000
10,000,000	L’Oréal SA 4.79% due 5/16/2006	9,980,042	9,980,042
1,234,000	Federated Department Stores Inc. 4.88% due 5/01/2006	1,234,000	1,234,000
6,476,000	France Telecom SA 4.85% due 5/02/2006	6,475,128	6,475,128
5,970,000	France Telecom SA 4.83% due 5/05/2006	5,966,796	5,966,796
15,499,000	General Electric Capital Corporation 4.70% due 5/04/2006	15,492,929	15,492,929
6,000,000	Hitachi Limited 4.75% due 5/05/2006	5,996,833	5,996,833
1,609,000	7-Eleven Inc. 4.77% due 5/09/2006	1,607,294	1,607,294
11,226,000	Merrill Lynch & Company 4.78% due 5/12/2006	11,209,604	11,209,604
4,179,000	Sara Lee Corporation 4.81% due 5/12/2006	4,172,858	4,172,858
10,000,000	Sara Lee Corporation 4.94% due 5/26/2006	9,965,694	9,965,694
10,000,000	Unilever Capital Corporation 4.75% due 5/15/2006	9,981,528	9,981,528
18,268,000	Wal-Mart Stores Inc. 4.79% due 5/23/2006	18,214,526	18,214,526
15,000,000	BMW U.S. Capital LLC 4.78% due 5/23/2006	14,956,183	14,956,183

See Notes to Financial Statements.

FIRST EAGLE U.S. VALUE FUND

SCHEDULE OF INVESTMENTS – (Continued)
 April 30, 2006
(Unaudited)

Principal		Cost		Value
Amount		(Note 1)		(Note 1)

	Short-Term Investments – (continued)
$14,000,000	The Sherwin-Williams Company 4.96% due 6/05/2006	$13,932,489		$13,932,489
7,240,000	AT&T Inc. 4.92% due 6/05/2006	7,205,369		7,205,369
3,921,000	Siemens AG 4.86% due 6/09/2006	3,900,356		3,900,356

	Total Short-Term Investments	170,291,629		170,291,629

	Total Investments (100.05%)	$377,936,763	*	419,505,940	**

	Liabilities in excess of other assets (-0.05%)			(225,415)

	Net assets (100.00%)			$419,280,525

*	At April 30, 2006 cost is substantially identical for both book and federal income tax purposes.

**	Gross unrealized appreciation and depreciation of investments at April 30, 2006 were $43,765,930 and $2,196,753 respectively (net appreciation was $41,569,177).

Sector/Industry Classifications

(1)	Consumer Discretionary
(2)	Consumer Staples
(3)	Financials
(4)	Health Care
(5)	Industrials
(6)	Materials
(7)	Paper and Forest Products
(8)	Precious Metals
(9)	Real Estate
(10)	Retail
(11)	Technology and Telecommunications

(a)	Non-income producing security.
(b)

All or a portion of this security is exempt from registration under the Securities Act of 1933. Rule 144A securities may only be sold to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933.

(c)	Commodity-linked security whereby the coupon, dividend and/or redemption amount is linked to the price of an underlying commodity.
(d)	Security for which there is less than three market makers.
(e)	Leveraged 1½ to 1 to the price of bullion.
(f)	Securities valued in accordance with fair value procedures under the supervision of the Board of Trustees.

See Notes to Financial Statements.

FIRST EAGLE FUNDS

First Eagle Gold Fund

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Charles de Vaulx

The net asset value of the Fund’s Class ‘A’ shares rose 52.72% between November 1, 2005 and April 30, 2006. Over the same period, the FTSE Gold Mines Index increased by 47.45%, while the gold price increased by 42%, from $459 per ounce to $654 per ounce.

The rise in the gold price can be attributed to a combination of factors including: increased investment demand for gold as exchange traded funds (“ETF’s”) gained broader appeal, concerns over global trading imbalances and their potential impact on the US dollar, further unwinding of producer hedge books, and rising tensions surrounding Iran’s nuclear program. These factors overcame a more recent weakening in gold jewelry demand. Silver performed even better than gold, rising 81% over the period, due to the introduction of the first silver ETF.

The Fund’s performance was satisfactory, both in absolute terms and compared to the index. However, it continued to lag many of its peers due to our aversion to a drift towards high base metals exposure (many base metals have seen stronger price appreciation than gold). The dearth of quality, un-hedged, reasonably priced companies engaged purely in the mining of gold and/or silver was a key factor in our decision to close the fund to new investors (effective May 8, 2006).

Simon Fenwick

The leverage of most gold shares was modest compared to the change in the gold price over the period, as the industry continued to face cost inflation, share dilution and more recently rising political risks in some mining countries (e.g. Bolivia). The news is not all bad. The recent strong run in the gold price should allow the gold mining industry to overcome rising replacement costs and finally generate meaningful free cash flow. However, it remains to be seen how industry management will allocate this new found capital.

All portfolio securities registered gains over the period. The best performers for the fund were junior mining companies (i.e. those seeking to develop new gold projects) including: Miramar Mining Corporation, Cumberland Resources Limited and Metallica Resources Inc. We were also helped by announced corporate activity in another junior, Wesdome Gold Mines Inc. Poor performers included: Barrick Gold Corporation, Newcrest Mining Limited and Richmont Mines, Inc.

Charles de Vaulx	Simon Fenwick
Chief Investment Officer and Portfolio Manager	Associate Portfolio Manager

May 2006

FUND OVERVIEW

FIRST EAGLE GOLD FUND	Data as of April 30, 2006 (Unaudited)

THE INVESTMENT STYLE

The First Eagle Gold Fund is a non-diversified fund whose investment objective is to provide exposure to the investment characteristics of gold and, to a limited extent, other precious metals. In seeking to achieve its objective, the Fund invests primarily in securities of companies engaged in mining, processing, dealing in or holding gold or other precious metals such as silver, platinum and palladium, both in the United States and in foreign countries.

ASSET ALLOCATION

U.S. Stocks
       14.24%

Foreign Stocks
            46.34%

Commodities
        22.87%

Commodity-
        Linked
        Notes
       12.21%

   U.S. Dollar
    Cash and
Equivalents
         4.34%

COUNTRIES

United States	49.32%
Canada	21.56%
South Africa	12.57%
Australia	6.32%
Mexico	4.06%
United Kingdom	0.17%
Other	1.66%

The Fund’s portfolio composition (represented as a percentage of net assets) is subject to change at any time.

AVERAGE ANNUAL RETURNS

	ONE-YEAR	FIVE-YEARS	TEN-YEARS
First Eagle Gold Fund (A Shares)
without sales load	79.94%	39.42%	10.68%
with sales load	70.95%	38.00%	10.26%
FTSE Gold Mines Index	84.80%	28.64%	1.30%
MSCI World Index	24.32%	5.51%	7.37%
Consumer Price Index	3.55%	2.64%	2.57%

GROWTH OF A $10,000 INITIAL INVESTMENT

First Eagle Gold Fund (A Shares)

FTSE Gold Mines Index

MSCI World Index

Consumer Price Index

$30,000

25,000

20,000

15,000

10,000

5,000

0

4/96

4/97

4/98

4/99

4/00

4/01

4/02

4/03

4/04

4/05

4/06

$26,508

$20,358

$12,900

$11,377

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses. The average annual returns for Class A Shares with a sales load give effect to the deduction of the maximum sales load of 3.75% for periods prior to March 1, 2000 and of 5.00%, thereafter. The MSCI World Index is a widely followed, unmanaged group of stocks from 23 international markets and is not available for purchase. It is a trademark of Morgan Stanley Capital International SA in Geneva, Switzerland. The FTSE Gold Mines Index is an unmanaged index composed of 32 gold mining companies and is only available without dividends reinvested and is not available for purchase. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

TOP 10 HOLDINGS

Gold bullion (United States)	20.73%

Newmont Mining Corporation Holding Company (United States)	11.75%

HSBC Gold-Linked Notes (United States)	7.32%

Barrick Gold Corporation (Canada)	5.27%

Kinross Gold Corporation (Canada)	4.81%

Gold Fields Limited ADR (South Africa)	4.47%

Industrias Peñoles, SA de C.V. (Mexico)	4.06%

Harmony Gold Mining Company, Limited (South Africa)	3.67%

Lihir Gold Limited (Australia)	3.48%

UBS Gold-Linked Notes (United States)	3.37%

FIRST EAGLE GOLD FUND

SCHEDULE OF INVESTMENTS
April 30, 2006
(Unaudited)

Number		Cost	Value
of Shares		(Note 1)	(Note 1)

	Common and Preferred Stocks and Warrants (60.58%)

	Australia (6.32%)
18,938,745	Lihir Gold Limited (a)	$23,365,903	$45,594,205
1,674,810	Newcrest Mining Limited	20,005,111	29,000,106
1,834,264	Kingsgate Consolidated Limited	7,158,169	8,135,306

		50,529,183	82,729,617

	Canada (21.56%)
2,260,768	Barrick Gold Corporation	66,438,154	68,908,209
5,137,920	Kinross Gold Corporation (a)	40,345,395	62,939,520
4,291,210	IAMGOLD Corporation	23,430,819	40,620,491
4,281,010	Cambior Inc. (a)	14,490,080	17,127,098
1,000,000	Dundee Precious Metals, Inc., Class ‘A’ (a)	3,742,602	12,591,534
5,052,930	Aurizon Mines Limited (a)(c)	7,597,274	12,454,087
3,250,940	Miramar Mining Corporation (a)	2,761,310	12,135,139
1,220,070	Minefinders Corporation (a)	9,763,853	11,214,070
2,819,290	Metallica Resources Inc. (a)	3,861,514	9,793,747
2,506,010	Cumberland Resources (a)	6,187,547	9,421,595
230,000	Aber Diamond Corporation	5,584,278	9,020,897
259,158	Pan American Silver Corporation (a)	1,668,272	6,410,677
1,212,360	Richmont Mines, Inc. (a)(c)	4,078,894	5,413,288
750,000	Golden Star Resources Limited (a)(b)	970,106	2,565,000
765,600	Wesdome Gold Mines Inc. (a)(b)	662,515	1,572,495

		191,582,613	282,187,847

	Mexico (4.06%)
5,880,590	Industrias Peñoles, SA de C.V.	12,799,674	53,109,348

	South Africa (12.57%)
2,302,120	Gold Fields Limited ADR	26,938,632	58,496,869
2,860,980	Harmony Gold Mining Company, Limited (a)	31,289,259	48,064,464
650,000	AngloGold Ashanti Limited ADR	23,724,841	35,542,000
3,850,000	Mvelaphanda Resources Limited (a)	12,648,482	22,393,020

		94,601,214	164,496,353

	United Kingdom (0.17%)
1,000,000	Trans-Siberian Gold Limited (a)	2,303,773	2,241,735

	United States (14.24%)
4,956,595	Newmont Mining Corporation Holding Company	106,891,948	153,813,041
600,000	Royal Gold, Inc.	8,163,406	20,562,000
111,540	Freeport-McMoRan Copper & Gold Inc., Class ‘B’	1,842,523	7,203,253
215,500	Freeport-McMoRan Copper & Gold Inc., Preferred Series ‘D’ (d)	1,760,012	1,443,850
3,282,800	Canyon Resources Corporation (a)(c)	4,261,003	3,282,800
200,000	Canyon Resources Corporation warrants exp 12/01/2006 (a)(h)	—	—
400,000	Canyon Resources Corporation warrants exp 12/01/2008 (a)(h)	—	—

		122,918,892	186,304,944

See Notes to Financial Statements.

FIRST EAGLE GOLD FUND

SCHEDULE OF INVESTMENTS – (Continued)
April 30, 2006
(Unaudited)

Number		Cost	Value
of Shares		(Note 1)	(Note 1)

	Common and Preferred Stocks and Warrants – (continued)

	Miscellaneous (1.66%)
892,330	Randgold Resources Limited ADR (a)	$14,789,831	$21,719,312

	Total Common and Preferred Stocks and Warrants	489,525,180	792,789,156

Ounces

	Commodities (22.87%)
416,071	Gold bullion (a)	190,757,566	271,290,938
2,055,806	Silver bullion (a)	12,486,344	27,917,840

	Total Commodities	203,243,910	299,208,778

Principal
Amount

	Commodity-Linked Notes (12.21%)
$3,570,000	HSBC Gold-Linked Note 0% due 6/28/2006 (a)(b)(d)(e)(f)	3,570,000	6,120,051
570,000	HSBC Gold-Linked Note 0% due 6/29/2006 (a)(b)(d)(e)(f)	570,000	972,078
1,830,000	HSBC Gold-Linked Note 0% due 8/02/2006 (a)(b)(d)(e)(f)	1,830,000	3,253,191
1,250,000	HSBC Gold-Linked Note 0% due 8/07/2006 (a)(b)(d)(e)(f)	1,250,000	2,184,375
2,621,000	HSBC Gold-Linked Note 0% due 8/09/2006 (a)(b)(d)(e)(f)	2,621,000	4,552,415
1,363,000	HSBC Gold-Linked Note 0% due 8/11/2006 (a)(b)(d)(e)(f)	1,363,000	2,315,192
666,000	HSBC Gold-Linked Note 0% due 8/16/2006 (a)(b)(d)(e)(f)	666,000	1,148,717
1,340,000	HSBC Gold-Linked Note 0% due 8/21/2006 (a)(b)(d)(e)(f)	1,340,000	2,218,504
1,970,000	HSBC Gold-Linked Note 0% due 8/22/2006 (a)(b)(d)(e)(f)	1,970,000	3,296,992
1,290,000	HSBC Gold-Linked Note 0% due 8/23/2006 (a)(b)(d)(e)(f)	1,290,000	2,161,395
1,300,000	HSBC Gold-Linked Note 0% due 8/25/2006 (a)(b)(d)(e)(f)	1,300,000	2,198,820
1,300,000	HSBC Gold-Linked Note 0% due 8/30/2006 (a)(b)(d)(e)(f)	1,300,000	2,201,160
1,294,000	HSBC Gold-Linked Note 0% due 8/31/2006 (a)(b)(d)(e)(f)	1,294,000	2,186,989
600,000	HSBC Gold-Linked Note 0% due 9/07/2006 (a)(b)(d)(e)(f)	600,000	1,035,000
1,098,000	HSBC Gold-Linked Note 0% due 9/08/2006 (a)(b)(d)(e)(f)	1,098,000	1,858,475
1,100,000	HSBC Gold-Linked Note 0% due 9/12/2006 (a)(b)(d)(e)(f)	1,100,000	1,840,960
1,138,000	HSBC Gold-Linked Note 0% due 9/13/2006 (a)(b)(d)(e)(f)	1,138,000	1,902,622
637,000	HSBC Gold-Linked Note 0% due 9/14/2006 (a)(b)(d)(e)(f)	637,000	1,062,325
1,177,000	HSBC Gold-Linked Note 0% due 9/15/2006 (a)(b)(d)(e)(f)	1,177,000	1,943,462
1,153,000	HSBC Gold-Linked Note 0% due 9/19/2006 (a)(b)(d)(e)(f)	1,153,000	1,905,217
930,000	HSBC Gold-Linked Note 0% due 9/20/2006 (a)(b)(d)(e)(f)	930,000	1,549,380
1,172,000	HSBC Gold-Linked Note 0% due 10/03/2006 (a)(b)(d)(e)(f)	1,172,000	1,863,246
1,179,000	HSBC Gold-Linked Note 0% due 10/04/2006 (a)(b)(d)(e)(f)	1,179,000	1,861,995
1,962,000	HSBC Gold-Linked Note 0% due 10/09/2006 (a)(b)(d)(e)(f)	1,962,000	3,019,518
692,000	HSBC Gold-Linked Note 0% due 10/13/2006 (a)(b)(d)(e)(f)	692,000	1,070,316
566,000	HSBC Gold-Linked Note 0% due 10/31/2006 (a)(b)(d)(e)(f)	566,000	888,507
1,133,000	HSBC Gold-Linked Note 0% due 11/01/2006 (a)(b)(d)(e)(f)	1,133,000	1,746,973
653,000	HSBC Gold-Linked Note 0% due 11/06/2006 (a)(b)(d)(e)(f)	653,000	1,011,301
544,000	HSBC Gold-Linked Note 0% due 11/08/2006 (a)(b)(d)(e)(f)	544,000	868,877

See Notes to Financial Statements.

FIRST EAGLE GOLD FUND

SCHEDULE OF INVESTMENTS – (Continued)
April 30, 2006
(Unaudited)

Principal		Cost	Value
Amount		(Note 1)	(Note 1)

	Commodity-Linked Notes – (continued)
$650,000	HSBC Gold-Linked Note 0% due 11/13/2006 (a)(b)(d)(e)(f)	$650,000	$1,035,515
1,927,000	HSBC Gold-Linked Note 0% due 11/22/2006 (a)(b)(d)(e)(f)	1,927,000	3,003,615
1,802,000	HSBC Gold-Linked Note 0% due 11/29/2006 (a)(b)(d)(e)(f)	1,802,000	2,626,415
1,111,000	HSBC Gold-Linked Note 0% due 11/29/2006 (a)(b)(d)(e)(f)	1,111,000	1,642,725
673,000	HSBC Gold-Linked Note 0% due 11/29/2006 (a)(b)(d)(e)(f)	673,000	995,098
1,118,000	HSBC Gold-Linked Note 0% due 12/07/2006 (a)(b)(d)(e)(f)	1,118,000	1,617,411
1,152,000	HSBC Gold-Linked Note 0% due 12/11/2006 (a)(b)(d)(e)(f)	1,152,000	1,639,181
2,177,000	HSBC Gold-Linked Note 0% due 12/13/2006 (a)(b)(d)(e)(f)	2,177,000	3,353,669
4,768,000	HSBC Gold-Linked Note 0% due 12/19/2006 (a)(b)(d)(e)(g)	4,768,000	6,627,520
1,141,000	HSBC Gold-Linked Note 0% due 12/28/2006 (a)(b)(d)(e)(f)	1,141,000	1,684,915
1,175,000	HSBC Gold-Linked Note 0% due 12/29/2006 (a)(b)(d)(e)(f)	1,175,000	1,681,660
1,194,000	HSBC Gold-Linked Note 0% due 1/03/2007 (a)(b)(d)(e)(f)	1,194,000	1,687,003
1,255,000	HSBC Gold-Linked Note 0% due 1/05/2007 (a)(b)(d)(e)(f)	1,255,000	1,728,637
1,208,000	HSBC Gold-Linked Note 0% due 1/05/2007 (a)(b)(d)(e)(f)	1,208,000	1,673,684
1,590,000	HSBC Gold-Linked Note 0% due 2/07/2007 (a)(b)(d)(e)(g)	1,590,000	2,040,606
1,988,000	HSBC Gold-Linked Note 0% due 2/09/2007 (a)(b)(d)(e)(f)	1,988,000	2,493,946
1,130,000	HSBC Silver-Linked Note 0% due 10/05/2006 (a)(b)(d)(e)(f)	1,130,000	2,564,309
1,136,000	HSBC Silver-Linked Note 0% due 10/06/2006 (a)(b)(d)(e)(f)	1,136,000	2,524,533
2,188,000	HSBC Silver-Linked Note 0% due 12/08/2006 (a)(b)(d)(e)(f)	2,188,000	4,065,742
2,760,000	HSBC Silver-Linked Note 0% due 12/18/2006 (a)(b)(d)(e)(f)	2,760,000	4,719,876
3,600,000	UBS Gold-Linked Note 0% due 6/29/2006 (a)(b)(d)(e)(f)	3,600,000	6,304,896
1,950,000	UBS Gold-Linked Note 0% due 7/25/2006 (a)(b)(d)(e)(f)	1,950,000	3,461,535
600,000	UBS Gold-Linked Note 0% due 8/11/2006 (a)(b)(d)(e)(f)	600,000	1,068,036
500,000	UBS Gold-Linked Note 0% due 8/18/2006 (a)(b)(d)(e)(f)	500,000	851,395
2,650,000	UBS Gold-Linked Note 0% due 8/24/2006 (a)(b)(d)(e)(f)	2,650,000	4,636,123
950,000	UBS Gold-Linked Note 0% due 9/13/2006 (a)(b)(d)(e)(f)	950,000	1,655,573
1,300,000	UBS Gold-Linked Note 0% due 10/31/2006 (a)(b)(d)(e)(f)	1,300,000	1,997,734
1,250,000	UBS Gold-Linked Note 0% due 11/01/2006 (a)(b)(d)(e)(f)	1,250,000	1,934,143
1,200,000	UBS Gold-Linked Note 0% due 11/03/2006 (a)(b)(d)(e)(f)	1,200,000	1,896,677
900,000	UBS Gold-Linked Note 0% due 11/15/2006 (a)(b)(d)(e)(f)	900,000	1,441,534
700,000	UBS Gold-Linked Note 0% due 12/20/2006 (a)(b)(d)(e)(f)	700,000	991,639
2,550,000	UBS Gold-Linked Note 0% due 12/21/2006 (a)(b)(d)(e)(f)	2,550,000	3,507,161
1,200,000	UBS Gold-Linked Note 0% due 12/22/2006 (a)(b)(d)(e)(f)	1,200,000	1,608,308
1,350,000	UBS Gold-Linked Note 0% due 12/28/2006 (a)(b)(d)(e)(f)	1,350,000	1,823,066
1,400,000	UBS Gold-Linked Note 0% due 1/05/2007 (a)(b)(d)(e)(g)	1,400,000	2,277,221
1,500,000	UBS Gold-Linked Note 0% due 1/11/2007 (a)(b)(d)(e)(g)	1,500,000	2,229,321
5,000,000	UBS Gold-Linked Note 0% due 2/08/2007 (a)(b)(d)(e)(g)	5,000,000	6,411,781
1,200,000	UBS Silver-Linked Note 0% due 10/04/2006 (a)(b)(d)(e)(f)	1,200,000	2,731,272
1,720,000	UBS Silver-Linked Note 0% due 12/13/2006 (a)(b)(d)(e)(f)	1,720,000	3,288,714

	Total Commodity-Linked Notes	99,761,000	159,760,242

	Short-Term Investments (4.49%)

20,000,000	ConocoPhillips Company 4.87% due 5/01/2006	20,000,000	20,000,000
2,819,000	L’Oréal SA 4.75% due 5/01/2006	2,819,000	2,819,000
11,819,000	Hitachi Limited 4.82% due 5/02/2006	11,817,418	11,817,418

See Notes to Financial Statements.

FIRST EAGLE GOLD FUND

SCHEDULE OF INVESTMENTS – (Continued)
April 30, 2006
(Unaudited)

Principal		Cost		Value
Amount		(Note 1)		(Note 1)

	Short-Term Investments – (continued)

$5,095,000	Procter and Gamble Company 4.73% due 5/03/2006	$5,093,661		$5,093,661
2,781,000	HJ Heinz Company 4.84% due 5/03/2006	2,780,252		2,780,252
7,140,000	7-Eleven Inc. 4.77% due 5/09/2006	7,132,432		7,132,432
9,170,000	BMW US Capital LLC 4.78% due 5/23/2006	9,143,213		9,143,213

	Total Short-Term Investments	58,785,976		58,785,976

	Total Investments (100.15%)	$851,316,066	*	1,310,544,152	**

	Liabilities in excess of other assets (-0.15%)			(2,020,573)

	Net assets (100.00%)			$1,308,523,579

*	At April 30, 2006 cost is substantially identical for both book and federal income tax purposes.

**	Gross unrealized appreciation and depreciation of investments at April 30, 2006 were $460,584,488 and $1,356,402 respectively (net appreciation was $459,228,086).

(a)	Non-income producing security/commodity.
(b)

All or a portion of this security is exempt from registration under the Securities Act of 1933. Rule 144A securities may only be sold to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933.

(c)

Affiliate as defined by the Investment Company Act of 1940. An affiliate is defined as a company in which the Fund directly or indirectly owns, controls, or holds power to vote 5% or more of the outstanding voting securities. Following is a summary of transactions with each such affiliate for the six-months ended April 30, 2006.

	Purchases

Affiliate	Shares	Cost

Aurizon Mines Limited	1,729,030	$3,902,193
Canyon Resources Corporation	1,194,200	954,098
Richmont Mines, Inc.	412,360	1,488,320

(d)	Commodity-linked security whereby the coupon, dividend and/or redemption amount is linked to the price of an underlying commodity.
(e)	Security for which there is less than three market makers.
(f)	Leveraged 1½ to 1 to the price of bullion.
(g)	Leveraged 2 to 1 to the price of bullion.
(h)	Securities valued in accordance with fair value procedures under the supervision of the Board of Trustees.

See Notes to Financial Statements.

FIRST EAGLE FUNDS

First Eagle Fund of America

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Harold Levy

For the six-month period ending April 30, 2006, First Eagle Fund of America appreciated 11.6% vs. 9.6% for the Standard & Poor’s 500.

Our outlook continues unchanged from our letter in December 2005 where we noted some degree of surprise at the relatively positive performance of equity markets in the context of rapidly rising short-term interest rates. However, in contrast to 2005 when long-term rates were relatively unaffected by the increase in short rates, long-term rates have now increased. This is not good for equity prices. Nevertheless, we know there will come a time when the Fed will no longer be raising interest rates and that hopefully that time is getting closer. We have stayed relatively highly invested since we believe that equity valuations in general have already incorporated higher interest rates and the securities we own seem even more favorably priced. Thus, our near term goal is to be patient with modest returns absent significant portfolio events and await much more positive results when the rate cycle comes to an end.

The major contributors to performance for the first six months were Shire Plc ADR, Autoliv Inc., Flowserve Corporation and Manor Care Inc., which appreciated unrelated to each other and without any external event, and Andrx Corporation which agreed to be purchased by Watson Pharmaceuticals. Securities which detracted from performance very slightly include Sepracor Inc., Toll Brothers Inc. and Boston Scientific Corporation.

We appreciate your continued confidence and support.

Sincerely,

Harold Levy
Portfolio Manager

June 2006

First Eagle Fund of America Class Y will only accept additional investments from existing shareholders. However, Class A and Class C remain open to all investors.

FUND OVERVIEW

FIRST EAGLE FUND OF AMERICA	Data as of April 30, 2006 (Unaudited)

THE INVESTMENT STYLE

The First Eagle Fund of America is a non-diversified U.S. equity fund with a unique event-driven bias. The Fund focuses on identifying companies poised to benefit from change that the market has not yet recognized. It seeks capital appreciation with above-average long term returns.

ASSET ALLOCATION

Foreign Stock
5.80%

U.S. Dollar
Cash and Equivalents
5.11%

U.S. Stocks
and Options
89.09%

SECTOR/INDUSTRY*

Industrials	15.77%
Energy	13.58%
Health Care	10.55%
Pharmaceuticals	10.48%
Consumer Discretionary	9.52%
Materials	8.47%
Biotechnology	7.57%
Telecommunication Services	7.09%
Information Technology	6.43%
Consumer Staples	3.90%
Utilities	2.86%

*percentages exclude option positions

The Fund’s portfolio composition (represented as a percentage of net assets) is subject to change at any time.

AVERAGE ANNUAL RETURNS

	ONE-YEAR	FIVE-YEARS	TEN-YEARS
First Eagle Fund of America
(Y Shares)	17.04%	9.08%	12.73%
Standard & Poor’s 500 Index	15.42%	2.70%	8.94%

GROWTH OF A $10,000 INITIAL INVESTMENT

$40,000

35,000

30,000

25,000

20,000

15,000

10,000

5,000

0

4/96

4/97

4/98

4/99

4/00

4/01

4/02

4/03

4/04

4/05

4/06

$23,506

$33,147

First Eagle Fund of America (Y Shares)

Standard & Poor’s 500 Index

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The Fund’s average annual returns shown above are historical and reflect changes in share price, reinvested dividends and is net of expenses. The Standard & Poor’s 500 Index is a widely recognized unmanaged index including a representative sample of 500 leading companies in leading sectors of the U.S. economy. Although the Standard & Poor’s 500 Index focuses on the large-cap segment of the market, with over 80% coverage of U.S. equities, it is also considered a proxy for the total market.

TOP 10 HOLDINGS

General Dynamics Corporation (aerospace and defense manufacturer)	4.14%

Shire Plc ADR (prescription medicines manufacturer)	3.66%

Dean Foods Company (dairy foods distributor)	3.52%

DST Systems Inc. (data processing services provider)	3.33%

Autoliv Inc. (automobile components supplier)	3.25%

Teekay Shipping Corporation (marine transportation)	3.23%

Agilent Technologies Inc. (electronic equipment provider)	3.10%

Tyco International Limited (industrial conglomerate)	2.97%

Constellation Energy Group Inc. (electricity supplier)	2.86%

Ball Corporation (packaging and aerospace manufacturer)	2.67%

FIRST EAGLE FUND OF AMERICA

SCHEDULE OF INVESTMENTS
April 30, 2006
(Unaudited)

Number of Shares		Cost (Note 1)	Value (Note 1)

	Common and Preferred Stocks – U.S. (90.42%)

	Biotechnology (7.57%)
421,100	Biogen Idec Inc. (a)(c)	$16,125,782	$18,886,335
1,070,200	Celera Genomics Group-Applera Corporation (a)	13,003,148	12,831,698
373,900	Medimmune Inc. (a)(c)	9,498,983	11,766,633
132,500	Cephalon Inc. (a)(c)	6,732,927	8,699,950
415,300	InterMune Inc. (a)	7,062,372	6,640,647

		52,423,212	58,825,263

	Consumer Discretionary (9.52%)
456,600	Autoliv Inc. (c)	19,673,091	25,249,980
184,800	The Black & Decker Corporation (c)	15,758,800	17,299,128
164,000	Lennar Corporation, Class ‘A’ (c)	8,397,385	9,008,520
159,200	The Stanley Works	7,083,307	8,318,200
98,500	Fortune Brands Inc.	8,393,884	7,909,550
181,800	GTECH Holdings Corporation	4,648,947	6,210,288

		63,955,414	73,995,666

	Consumer Staples (3.90%)
691,650	Dean Foods Company (a)	15,082,436	27,396,257
110,650	Treehouse Foods Inc. (a)	2,105,254	2,899,030

		17,187,690	30,295,287

	Energy (13.58%)
653,300	Teekay Shipping Corporation	28,002,219	25,132,451
554,400	Pride International Inc. (a)(c)	16,827,194	19,343,016
314,300	Devon Energy Corporation (c)	14,025,014	18,892,573
240,200	EOG Resources Inc. (c)	17,503,582	16,869,246
146,400	Transocean Inc. (a)(c)	10,638,891	11,868,648
202,500	Grant Prideco Inc. (a)(c)	8,836,406	10,368,000
99,400	Teekay LNG Partners LP	2,287,928	3,081,400

		98,121,234	105,555,334

	Health Care Services (10.55%)
410,700	Manor Care Inc. (c)	8,713,256	18,009,195
766,400	Andrx Corporation (a)	14,976,258	17,864,784
314,600	Edwards Lifesciences Corporation (a)(c)	12,203,313	13,980,824
287,300	Baxter International Inc. (c)	9,326,898	10,831,210
298,700	Community Health Systems Inc. (a)(c)	5,998,397	10,824,888
1,251,500	HealthSouth Corporation (a)	6,624,613	5,731,870
5,726,281	Regen Biologics Inc. (a)	4,867,339	4,065,660
26,057	Assistive Technology Inc. Ser. F (a)(b)(d)(e)	342,000	342,000
67,777	Assistive Technology Inc. Ser. E-1 (a)(b)(d)(e)	883,921	220,980
51,966	Assistive Technology Inc. Ser. E-2 (a)(b)(d)(e)	500,000	125,000

		64,435,995	81,996,411

	Industrials (15.77%)
490,000	General Dynamics Corporation (c)	24,668,661	32,153,800
875,400	Tyco International Limited	14,005,529	23,066,790

See Notes to Financial Statements.

FIRST EAGLE FUND OF AMERICA

SCHEDULE OF INVESTMENTS – (Continued)
April 30, 2006
(Unaudited)

Number of Shares		Cost (Note 1)	Value (Note 1)

	Common and Preferred Stocks – U.S. – (continued)

	Industrials – (continued)
431,600	American Standard Companies Inc. (c)	$11,808,795	$18,787,548
808,300	UAP Holding Corporation	13,050,878	16,699,478
253,300	Flowserve Corporation (a)	8,839,734	14,569,816
141,100	Precision Castparts Corporation (c)	5,346,089	8,886,478
103,200	L-3 Communications Holdings Inc. (c)	4,500,967	8,431,440

		82,220,653	122,595,350

	Information Technology (6.43%)
420,400	DST Systems Inc. (a)(c)	21,079,495	25,863,008
627,800	Agilent Technologies Inc. (a)(c)	19,645,209	24,120,076

		40,724,704	49,983,084

	Materials (6.33%)
519,400	Ball Corporation (c)	13,133,112	20,765,612
167,500	Weyerhaeuser Company (c)	11,388,909	11,803,725
586,000	Crown Holdings Inc. (a)(c)	10,565,773	9,393,580
322,100	Packaging Corporation of America	6,065,907	7,240,808

		41,153,701	49,203,725

	Pharmaceuticals (6.82%)
994,600	Valeant Pharmaceuticals International	19,514,850	17,803,340
508,700	Theravance Inc. (a)	11,134,244	14,274,122
1,547,400	Millennium Pharmaceuticals Inc. (a)(c)	15,404,423	14,050,392
155,000	Sepracor Inc. (a)	8,167,415	6,919,200

		54,220,932	53,047,054

	Telecommunication Services (7.09%)
243,800	Alltel Corporation (c)	14,236,468	15,693,405
254,100	Leap Wireless International Inc. (a)	7,887,809	11,675,895
1,177,182	Dobson Communications Corporation (a)(c)	5,296,476	10,594,638
417,200	Rural Cellular Corporation Class ‘A’ (a)	5,110,634	6,737,780
5,567	Rural Cellular Corporation 12¼% due 5/15/2011 Conv. Pfd. (a)	5,130,316	6,123,700
3,724	Rural Cellular Corporation 11⅜% due 5/15/2010 Conv. Pfd.	4,187,396	4,291,910

		41,849,099	55,117,328

	Utilities (2.86%)
405,300	Constellation Energy Group Inc. (c)	18,319,534	22,259,076

	Total Common and Preferred Stocks – U.S.	574,612,168	702,873,578

	Common Stocks – Non U.S. (5.80%)

	Canada (2.14%)
241,800	Teck Cominco Limited Class ‘B’ (a)(2)	16,015,378	16,669,692

	United Kingdom (3.66%)
600,800	Shire Plc ADR (c)(3)	14,555,595	28,453,888

	Total Common Stocks – Non U.S.	30,570,973	45,123,580

See Notes to Financial Statements.

FIRST EAGLE FUND OF AMERICA

SCHEDULE OF INVESTMENTS – (Continued)
April 30, 2006
(Unaudited)

Number of Shares		Cost (Note 1)	Value (Note 1)

	Warrants – U.S. (0.00%)
9,873	Assistive Technology Inc. (a)(b)(d)(e)(1)	$382	$382
37,234	Assistive Technology Inc. Ser. E-1 (a)(b)(d)(e)(1)	—	—
1,470,588	Regen Biologics Inc. (a)(d)(e)(f)(1)	—	—

	Total Warrants – U.S.	382	382

	Short-Term Investment (4.39%)
34,250,000	United States Treasury Bill 4.54% due 5/25/2006	34,149,762	34,149,762

Contracts

	Call Option Purchased (0.08%)
839	Tyco International Limited @ $27.5 exp. Jan 2007	390,727	146,825
4,968	Tyco International Limited @ $30 exp. Jan 2007	1,377,144	434,700

		1,767,871	581,525

	Total Investment Portfolio Excluding Options Written	641,101,156	782,728,827

	Covered Call Options Written (-1.41%)
92	Agilent Technologies Inc. @ $32.5 exp. May 2006		(55,200)
1,385	Agilent Technologies Inc. @ $35 exp. May 2006		(505,525)
2,197	Agilent Technologies Inc. @ $37.5 exp. May 2006		(373,490)
314	Agilent Technologies Inc. @ $40 exp. May 2006		(14,130)
628	Agilent Technologies Inc. @ $40 exp. June 2006		(51,810)
726	Alltel Corporation @ $65 exp. May 2006		(65,340)
244	Alltel Corporation @ $65 exp. June 2006		(36,600)
432	American Standard Companies Inc. @ $45 exp. May 2006		(18,360)
525	American Standard Companies Inc. @ $45 exp. July 2006		(73,500)
457	Autoliv Inc. @ $55 exp. June 2006		(82,260)
1,086	Ball Corporation @ $45 exp. May 2006		(16,290)
664	Baxter International Inc. @ $37.5 exp. May 2006		(56,440)
634	Baxter International Inc. @ $40 exp. May 2006		(9,510)
1,094	Biogen Idec Inc. @ $45 exp. May 2006		(114,870)
211	Biogen Idec Inc. @ $45 exp. June 2006		(47,475)
872	The Black & Decker Corporation @ $90 exp. May 2006		(401,120)
46	The Black & Decker Corporation @ $95 exp. May 2006		(5,290)
368	Cephalon Inc. @ $60 exp. May 2006		(235,520)
192	Cephalon Inc. @ $70 exp. May 2006		(14,400)
66	Cephalon Inc. @ $70 exp. June 2006		(11,880)
179	Community Health Systems Inc. @ $35 exp. June 2006		(36,695)
477	Community Health Systems Inc. @ $40 exp. June 2006		(8,347)
203	Constellation Energy Group Inc. @ $55 exp. June 2006		(30,450)
405	Constellation Energy Group Inc. @ $55 exp. July 2006		(78,975)
893	Crown Holdings Inc @ $17.5 exp. May 2006		(8,930)
1,114	Crown Holdings Inc @ $17.5 exp. July 2006		(55,700)
2,092	Crown Holdings Inc @ $20 exp. July 2006		(52,300)
416	DST Systems Inc. @ $60 exp. May 2006		(95,680)
396	Devon Energy Corporation @ $60 exp. May 2006		(87,120)
552	Devon Energy Corporation @ $65 exp. May 2006		(27,600)

See Notes to Financial Statements.

FIRST EAGLE FUND OF AMERICA

SCHEDULE OF INVESTMENTS – (Continued)
April 30, 2006
(Unaudited)

Contracts		Cost (Note 1)		Value (Note 1)

	Covered Call Options Written – (continued)
152	Devon Energy Corporation @ $65 exp. June 2006			$(21,280)
3,533	Dobson Communications Corporation @ $7.5 exp. May 2006			(538,782)
2,202	Dobson Communications Corporation @ $7.5 exp. June 2006			(368,835)
676	EOG Resources Inc @ $70 exp. May 2006			(209,560)
1,552	EOG Resources Inc @ $75 exp. May 2006			(256,080)
174	EOG Resources Inc @ $70 exp. July 2006			(103,530)
181	Edwards Lifesciences Corporation @ $45 exp. May 2006			(10,860)
544	General Dynamics Corporation @ $60 exp. May 2006			(337,280)
544	General Dynamics Corporation @ $62.5 exp. May 2006			(190,400)
1,279	General Dynamics Corporation @ $65 exp. May 2006			(198,245)
272	General Dynamics Corporation @ $67.5 exp. May 2006			(12,240)
245	General Dynamics Corporation @ $70 exp. June 2006			(8,575)
1,738	Grant Prideco Inc. @ $50 exp. July 2006			(869,000)
142	L-3 Communications Holdings Inc. @ $85 exp. June 2006			(14,910)
890	L-3 Communications Holdings Inc. @ $85 exp. July 2006			(164,650)
984	Lennar Corporation, Class ‘A’ @ $60 exp. May 2006			(24,600)
410	Lennar Corporation, Class ‘A’ @ $65 exp. May 2006			(4,100)
1,344	Manor Care Inc. @ $40 exp. May 2006			(530,880)
1,175	Manor Care Inc. @ $45 exp. May 2006			(44,064)
1,108	Medimmune Inc. @ $35 exp. June 2006			(55,400)
2,760	Millennium Pharmaceuticals Inc @ $10 exp. May 2006			(27,600)
599	Precision Castparts Corporation @ $60 exp. May 2006			(221,630)
406	Precision Castparts Corporation @ $50 exp. June 2006			(533,890)
406	Precision Castparts Corporation @ $55 exp. June 2006			(351,190)
1,112	Pride International Inc. @ $35 exp. May 2006			(122,320)
554	Pride International Inc. @ $35 exp. June 2006			(96,950)
1,359	Pride International Inc. @ $30 exp. July 2006			(781,425)
1,360	Pride International Inc. @ $35 exp. July 2006			(333,200)
1,808	Shire Plc ADR @ $47.5 exp. May 2006			(180,800)
600	Shire Plc ADR @ $47.5 exp. June 2006			(126,000)
1,154	Shire Plc ADR @ $45 exp. July 2006			(519,300)
906	Shire Plc ADR @ $50 exp. July 2006			(167,610)
415	Weyerhaeuser Company @ $75 exp. May 2006			(6,225)
630	Weyerhaeuser Company @ $70 exp. July 2006			(190,575)
630	Weyerhaeuser Company @ $75 exp. July 2006			(61,425)
508	Transocean Inc. @ $75 exp. May 2006			(368,300)
410	Transocean Inc. @ $80 exp. May 2006			(151,700)
546	Transocean Inc. @ $85 exp. May 2006			(87,360)

	Total Covered Call Options Written (premium $12,952,649)			(10,961,578)

	Total Investment Portfolio (99.28%)	$628,148,507	*	771,767,249 **

	Other assets in excess of liabilities (0.72%)			5,634,319

	Net Assets (100.00%)			$777,401,568

*	At April 30, 2006 cost is substantially identical for both book and federal income tax purposes.

**	Gross unrealized appreciation and depreciation of securities and options at April 30, 2006 were $159,628,508 and $16,009,766 respectively (net appreciation was $143,618,742).

See Notes to Financial Statements.

FIRST EAGLE FUND OF AMERICA

SCHEDULE OF INVESTMENTS – (Continued)
April 30, 2006
(Unaudited)

Sector/Industry Classification

(1) Health Care Services
(2) Materials
(3) Pharmaceuticals

(a)	Non-income producing security.
(b)

Represents ownership interest in a security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933. Information concerning each restricted security holding on April 30, 2006 is shown below:

Security	Acquisition Date	Cost	Carrying Value Per Share/Warrant

Assistive Technology Inc. Ser. E-1	10/31/1995	$883,921	$3.26
Assistive Technology Inc. Ser. E-2	12/19/1996	500,000	2.41
Assistive Technology Inc. Ser. F	12/07/2001	342,000	13.13
Assistive Technology Inc. Warrants	10/21/1998	382	0.04
Assistive Technology Inc. Ser. E-1 Warrants	10/21/1998	—	—

(c)	At April 30, 2006, all or a portion of this security was segregated to cover collateral requirement for options.
(d)	Security for which there is less than three market makers.
(e)	Securities valued in accordance with fair value procedures under the supervision of the Board of Trustees.
(f)	All or a portion of the security is exempt from registration under the Securites Act of 1933.

See Notes to Financial Statements.

FIRST EAGLE FUNDS

STATEMENTS OF ASSETS AND LIABILITIES
April 30, 2006
(Unaudited)

	First Eagle Global Fund	First Eagle Overseas Fund	First Eagle U.S. Value Fund	First Eagle Gold Fund	First Eagle Fund of America

Assets:
Investments, at value (cost: $13,974,540,862, $7,390,962,834, $377,936,763, $851,316,066, $641,101,156, respectively) (Note 1)	$18,410,173,326	$10,821,982,253	$419,505,940	$1,310,544,152	$782,728,827
Cash	564,379	1,139,672	254	—	1,990,201
Foreign cash	123,798	173,343	—	—	—
Receivable for forward currency contracts held, at value (Notes 1 and 7)	232,214	15,839	—	4,477	—
Receivable for investment securities sold	86,310,403	17,494,801	28,891	4,832,269	3,935,601
Receivable for premiums for written options	—	—	—	—	287,163
Receivable for Fund shares sold	24,326,637	4,596,059	1,418,867	6,000,190	439,067
Accrued interest and dividends receivable	45,102,564	33,030,722	378,216	1,204,686	421,390
Other assets	385,533	225,247	8,599	22,843	49,058

Total Assets	18,567,218,854	10,878,657,936	421,340,767	1,322,608,617	789,851,307

Liabilities:
Options written, at value (premiums received $12,952,649) (Note 3)	—	—	—	—	10,961,578
Payable to custodian bank	—	—	—	1,362	—
Payable for Fund shares redeemed	9,128,092	3,801,178	162,587	1,452,599	55,792
Payable for investment securities purchased	65,603,886	34,474,458	1,367,319	11,194,024	372,873
Payable for forward currency contracts held, at value (Notes 1 and 7)	25,878,675	9,828,312	—	335	—
Investment advisory fees payable (Note 2)	11,151,971	6,497,224	256,280	754,014	644,515
Administrative costs payable (Note 2)	195,243	121,282	4,784	14,075	9,023
Distribution fees payable (Note 4)	5,123,787	1,879,237	117,043	298,535	180,052
Services fees payable (Note 4)	946,050	235,441	26,111	38,868	9,462
Accrued expenses and other liabilities (Note 1)	5,729,972	3,428,669	126,118	331,226	216,444

Total Liabilities	123,757,676	60,265,801	2,060,242	14,085,038	12,449,739

Net Assets:
Capital stock (par value, $0.001 per share)	395,064	410,237	27,213	50,382	28,922
Capital surplus	13,323,029,477	7,033,129,952	367,145,885	782,482,127	574,593,264
Net unrealized appreciation (depreciation) on:
Investments	4,435,632,464	3,431,019,419	41,569,177	459,228,086	141,627,671
Forward currency contracts	(25,646,461)	(9,812,473)	—	4,142	—
Foreign currency related transactions	(334,901)	(352,222)	—	1,840	—
Written Options	—	—	—	—	1,991,071
Undistributed net realized gains on investments	834,512,904	563,118,785	10,701,534	97,705,188	60,696,072
Undistributed net investment loss	(124,127,369)	(199,121,563)	(163,284)	(30,948,186)	(1,535,432)

Net Assets (Note 1)	$18,443,461,178	$10,818,392,135	$419,280,525	$1,308,523,579	$777,401,568

Class Y share capital	—	—	—	—	$691,101,742
Shares of beneficial interest outstanding (Class Y) (Note 6)	—	—	—	—	25,574,374
Net asset value per share	—	—	—	—	$27.02
Class A share capital	$11,332,268,712	$5,860,332,536	$189,568,189	$945,997,129	$39,995,671
Shares of beneficial interest outstanding (Class A) (Note 6)	242,378,956	222,585,932	12,316,002	36,392,022	1,499,059
Net asset value per share	$46.75	$26.33	$15.39	$25.99	$26.68
Maximum offering price per share	$49.21	$27.72	$16.20	$27.36	$28.08
Class I share capital	$2,418,368,539	$3,785,019,558	$101,250,310	$159,504,693	—
Shares of beneficial interest outstanding (Class I) (Note 6)	51,579,172	142,636,723	6,525,334	6,105,646	—
Net asset value per share	$46.89	$26.54	$15.52	$26.12	—
Class C share capital	$4,692,823,927	$1,173,040,041	$128,462,026	$203,021,757	$46,304,155
Shares of beneficial interest outstanding (Class C) (Note 6)	101,105,704	45,014,702	8,371,963	7,884,571	1,848,086
Net asset value per share	$46.41	$26.06	$15.34	$25.75	$25.06

See Notes to Financial Statements.

FIRST EAGLE FUNDS

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2006
(Unaudited)

	First Eagle Global Fund	First Eagle Overseas Fund	First Eagle U.S. Value Fund	First Eagle Gold Fund	First Eagle Fund of America

Investment Income:
Income:
Interest	$78,636,757	$58,276,518	$4,270,977	$2,725,517	$32,552
Dividends (net of $7,122,321, $5,567,154, $0, $69,547, $0, foreign taxes withheld, respectively)	102,961,269	50,314,573	1,352,798	948,142	4,055,434
Other Income	136,554	20,131	5,359	—	—

Total income	181,734,580	108,611,222	5,629,134	3,673,659	4,087,986

Expenses:
Investment advisory fees (Note 2)	62,062,161	36,242,454	1,393,194	3,777,391	3,864,436
Administrative costs (Note 2)	1,127,401	676,526	26,006	70,512	54,102
Distribution fees (Note 4)	28,670,940	10,570,210	643,624	1,498,555	1,070,278
Service fees (Note 4)	5,266,572	1,332,712	142,460	193,441	52,085
Shareholder servicing agent fees	6,508,409	2,486,720	348,450	600,101	416,359
Custodian fees	1,306,206	1,081,749	17,465	172,040	62,198
Printing fees	870,697	446,403	37,360	54,621	32,403
Accounting fees	452,996	191,193	8,575	19,348	14,064
Trustees’ fees	238,927	124,358	8,985	8,604	4,545
Registration and filing fees	231,065	153,930	51,116	56,692	45,480
Legal fees	204,485	101,761	1,023	6,260	5,096
Insurance fees	142,754	96,437	2,198	8,903	8,683
Professional fees	111,239	68,710	26,833	42,476	30,604
Miscellaneous fees	7,737	4,095	198	791	6,196

Total expenses	107,201,589	53,577,258	2,707,487	6,509,735	5,666,529

Expense reductions due to earnings credits (Note 1)	(269,038)	(123,563)	(10,869)	(29,385)	(43,111)

Net expenses	106,932,551	53,453,695	2,696,618	6,480,350	5,623,418

Net investment income (loss) (Note 1)	74,802,029	55,157,527	2,932,516	(2,806,691)	(1,535,432)

Realized and Unrealized Gains (Losses) on Investments, Foreign Currency Related Transactions and Written Options (Notes 1 and 7):
Net realized gains from:
Investment transactions	890,843,963	554,147,339	10,772,323	101,622,709	63,036,770
Foreign currency related transactions	73,690,910	62,435,545	640	713	—
Written Options	—	—	—	—	5,016,706

	964,534,873	616,582,884	10,772,963	101,623,422	68,053,476

Change in unrealized appreciation (depreciation) of:
Investments	1,625,206,981	1,225,197,366	9,325,043	326,393,507	18,789,183
Foreign currency related transactions	(90,561,388)	(62,375,145)	—	5,982	—
Written Options	—	—	—	—	(397,369)

	1,534,645,593	1,162,822,221	9,325,043	326,399,489	18,391,814

Net gains on investments, foreign currency related transactions and written options	2,499,180,466	1,779,405,105	20,098,006	428,022,911	86,445,290

Net Increase in Net Assets Resulting from Operations	$2,573,982,495	$1,834,562,632	$23,030,522	$425,216,220	$84,909,858

See Notes to Financial Statements.

FIRST EAGLE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	First Eagle Global Fund		First Eagle Overseas Fund

	Six Months Ended April 30, 2006 (Unaudited)	Year Ended October 31, 2005	Six Months Ended April 30, 2006 (Unaudited)	Year Ended October 31, 2005

Operations:
Net investment income (loss)	$74,802,029	$135,731,821	$55,157,527	$97,681,313
Net realized gain from investments, foreign currency related transactions and written options	964,534,873	535,592,896	616,582,884	617,989,675
Increase (decrease) in unrealized appreciation (depreciation) of investments, foreign currency related transactions and written options	1,534,645,593	1,290,194,235	1,162,822,221	784,330,112

Net increase in net assets resulting from operations	2,573,982,495	1,961,518,952	1,834,562,632	1,500,001,100

Distributions to Shareholders:
Dividends paid from net investment income	(283,481,302)	(103,165,953)	(301,669,893)	(75,280,621)
Distributions paid from net realized gains from investment transactions	(605,613,957)	(46,896,198)	(585,400,849)	(37,702,044)

Decrease in net assets resulting from distributions	(889,095,259)	(150,062,151)	(887,070,742)	(112,982,665)

Fund Share Transactions (Note 6):
Net proceeds from shares sold	1,803,143,343	5,582,099,144	868,579,739	1,539,370,654
Net asset value of shares issued for reinvested dividends and distributions	737,750,018	126,290,595	741,975,762	94,759,204
Cost of shares redeemed	(888,220,826)	(1,013,239,026)	(628,296,930)	(935,423,939)

Increase in net assets from Fund share transactions	1,652,672,535	4,695,150,713	982,258,571	698,705,919

Net increase (decrease) in net assets	3,337,559,770	6,506,607,514	1,929,750,461	2,085,724,354

Net Assets (Note 1):
Beginning of period	15,105,901,408	8,599,293,894	8,888,641,674	6,802,917,320

End of period (including undistributed net investment (loss) income of $(124,127,369), $84,551,902, $(199,121,563), $47,390,803, $(163,284), $2,108,422, $(30,948,186), $(6,638,974) and $(1,535,432), $0 respectively	$18,443,461,178	$15,105,901,408	$10,818,392,135	$8,888,641,674

See Notes to Financial Statements.

First Eagle U.S. Value Fund		First Eagle Gold Fund		First Eagle Fund of America

Six Months Ended April 30, 2006 (Unaudited)	Year Ended October 31, 2005	Six Months Ended April 30, 2006 (Unaudited)	Year Ended October 31, 2005	Six Months Ended April 30, 2006 (Unaudited)	Year Ended October 31, 2005

$2,932,516	$2,714,728	$(2,806,691)	$(2,182,209)	$(1,535,432)	$(2,353,897)

10,772,963	7,414,334	101,623,422	27,422,486	68,053,476	76,905,165

9,325,043	9,607,166	326,399,489	(2,497,094)	18,391,814	(15,378,696)

23,030,522	19,736,228	425,216,220	22,743,183	84,909,858	59,172,572

(5,204,224)	(2,121,675)	(21,502,523)	—	—	—

(6,046,034)	(3,830,393)	—	—	(65,878,290)	(42,151,511)

(11,250,258)	(5,952,068)	(21,502,523)	—	(65,878,290)	(42,151,511)

121,812,303	175,176,864	226,864,400	266,464,758	39,817,102	184,549,813

8,022,369	3,956,475	17,043,394	—	58,571,211	37,345,789
(37,724,824)	(22,536,673)	(108,073,417)	(203,313,116)	(88,541,737)	(123,151,013)

92,109,848	156,596,666	135,834,377	63,151,642	9,846,576	98,744,589

103,890,112	170,380,826	539,548,074	85,894,825	28,878,144	115,765,650

315,390,413	145,009,587	768,975,505	683,080,680	748,523,424	632,757,774

$419,280,525	$315,390,413	$1,308,523,579	$768,975,505	$777,401,568	$748,523,424

FIRST EAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 – Significant Accounting Policies

First Eagle Funds (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust consists of five separate portfolios, First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America (each individually a “Fund” or collectively the “Funds”). All the Funds are diversified mutual funds except for First Eagle Gold Fund and First Eagle Fund of America, which are non-diversified. The Trust is a Delaware statutory trust and was until April 23, 2004 a Maryland corporation operating under the name First Eagle Funds, Inc. (First Eagle SoGen Funds, Inc. prior to December 31, 2002). First Eagle Fund of America, previously a portfolio of a separate Delaware statutory trust, was reorganized as a portfolio of the Trust effective December 31, 2002. Additionally, effective May 23, 2000, the Funds’ fiscal year end changed from March 31 to October 31 of each year.

The following is a summary of significant accounting policies adhered to by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a) Investment valuation—Each Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange (“NYSE”) is open for trading. The net asset value per share is computed by dividing the total current value of the assets of a Fund, less its liabilities, by the total number of shares outstanding at the time of such computation.

A portfolio investment (including an option), other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is normally valued at the price of the last sale on the exchange as of the close of business on the date on which assets are valued. If there are no sales on such date, such portfolio investment will be valued at the mean between the closing bid and asked prices (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price). Securities, other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price), except if such unlisted security traded on the NASDAQ in which case it is valued at its last sale price (or, if available in the case of NASDAQ securities, the NASDAQ Official Closing Price (‘NOCP’)). All bonds, whether listed on an exchange or traded in the over-the-counter market (and except for short-term investments as described in the next sentence), for which market quotations are readily available are valued at the mean between the last bid and asked prices received from dealers in the over-the-counter market in the United States or abroad, except that when no asked price is available, bonds are valued at the last bid price alone. Short-term investments maturing in sixty days or less are valued at cost plus interest earned (or discount amortized, as the case may be), which is deemed to approximate value.

FIRST EAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) – (Continued)

London closing exchange rates typically are used to convert foreign security prices into U.S. dollars, while Commodities (such as physical metals) normally are valued at the price of the last sale on the COMEX exchange as of the close of business on the date on which the assets are valued. Any security that is listed or traded on more than one exchange (or traded in multiple markets) is valued at the relevant quotation on the exchange or market deemed to be the primary trading venue for that security. In the absence of such a quotation, a quotation from the exchange or market deemed by the Adviser to be the secondary trading venue for the particular security shall be used. The Funds use pricing services to identify the market prices of publicly trade securities in their portfolios. When market prices are determined to be “stale” as a result of limited market activity for a particular holding, or in other circumstances when market prices are unavailable, such as for private placements, or determined to be unreliable for a particular holding, such holdings may be “fair valued” in accordance with procedures approved by the Board of Trustees (“Board”). Additionally, with respect to foreign holdings, specifically in circumstances leading the Adviser to believe that significant events occurring after the close of a foreign market have materially affected the value of a Fund’s holdings in that market, such holdings may be fair valued to reflect the events in accordance with procedures approved by the Board. The determination of whether a particular foreign investment should be fair valued will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and security-specific events. The values assigned to a Fund’s holdings therefore may differ on occasion from reported market values.

b) Investment transactions and income—Investment transactions are accounted for on a trade date basis. The specific identification method is used in determining realized gains and losses from investment transactions. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. In computing investment income, each Fund accretes discounts and premiums on debt obligations. Investment income is allocated to each Fund’s share class in proportion to its relative net assets.

c) Expenses—Expenses arising in connection with a Fund are charged directly to that Fund. Expenses common to all Funds are allocated to each Fund in proportion to its relative net assets. Certain expenses are shared with the First Eagle Variable Funds, an affiliated fund group. Such costs are generally allocated using the ratio of the Funds’ average daily net assets relative to the total average daily net assets of the First Eagle Variable Funds. Earnings credits reduce custody fees by the amount of interest earned on balances with such service provider.

d) Foreign currency translation—The market values of securities which are not traded in U.S. currency are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rates at the end of the period. The costs of such securities are translated at exchange rates prevailing when acquired. Related dividends, interest and withholding taxes are accrued at the rates of exchange prevailing on the respective dates of such transactions.

FIRST EAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) – (Continued)

The net assets of each of the Funds are presented at the foreign exchange rates and market values at the close of the period. The Funds do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the equity securities. However, for federal income tax purposes each Fund does isolate the effect of changes in foreign exchange rates from the changes in market prices for realized gains and losses on debt obligations.

e) Forward currency contracts—In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Funds may enter into forward currency contracts. Additionally, each Fund may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are valued at the current cost of covering or offsetting such contracts, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, a Fund could be exposed to foreign currency fluctuations.

f) Options—In order to produce incremental earnings or protect against changes in the value of portfolio securities, the First Eagle Fund of America may buy and sell put and call options, write covered call options on portfolio securities and write cash-secured put options.

First Eagle Fund of America generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. First Eagle Fund of America may also use options for speculative purposes, although it does not employ options for this purpose at the present time. First Eagle Fund of America will segregate assets to cover its obligations under option contracts.

Options contracts are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation/depreciation is recorded. If there is no sale on such day, the mean between the last bid and asked prices is used. First Eagle Fund of America will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on the sale of a written call option, the purchase cost of a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. When a written option expires, First Eagle Fund of America will realize a gain equal to the amount of the premium received. When First Eagle Fund of America enters into a closing purchase transaction, First Eagle Fund of America will realize a gain (or loss, if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that First Eagle Fund of America may incur a loss if the market price of the security decreases and the option is exercised. First Eagle Fund of America also has the additional risk of not being able to enter into a

FIRST EAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) – (Continued)

closing transaction if a liquid secondary market does not exist. The Fund may also write over-the-counter options where the completion of the obligation is dependent upon the credit standing of the counterparty.

g) Short Sales—The First Eagle Fund of America may seek to realize additional gains through short sale transactions in securities listed on one or more national security exchanges, or in unlisted securities. At the time a short sale is effected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases it for delivery to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividend or interest that accrues during the period of the loan. To borrow the security, the Fund may also be required to pay a premium. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed. There were no open short sales at April 30, 2006.

h) United States income taxes—No provision has been made for U.S. federal income taxes since it is the intention of each Fund to distribute to shareholders all taxable net investment income and net realized gains on investments, if any, within the allowable time limit, and to comply with the provisions of the Internal Revenue Code for a regulated investment company. First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America declare and pay such income, dividends and capital gains distributions on an annual basis.

i) Distributions to shareholders—Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

j) Class Accounting—Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

k) Use of estimates—The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 2 – Investment Advisory Agreements and Transactions with Related Persons

Arnhold and S. Bleichroeder Advisers, LLC (the “Adviser”), a wholly owned subsidiary of Arnhold and S. Bleichroeder Holdings, Inc. (“ASB Holdings”), manages the Funds. For its services, the Adviser receives, pursuant to an Investment Advisory Agreement between the Funds and the Adviser (the “Advisory Agreement”), an annual advisory fee as follows: First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund and First Eagle Gold Fund at 0.75% of each Fund’s average daily

FIRST EAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) – (Continued)

net assets and First Eagle Fund of America at 1% of each Fund’s average daily net assets. Prior to March 1, 2004, First Eagle Global Fund’s annual advisory fee was at a rate of 1% of the first $25,000,000 and 0.75% in excess of $25,000,000.

The Adviser also performs certain administrative and accounting services on behalf of the Funds, and, in accordance with its agreement with them, the Funds reimburse the Adviser for costs (including personnel, overhead and other costs) related to those services. For the six months ended April 30, 2006, First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America reimbursed the Adviser $1,127,401, $676,526, $26,006, $70,512 and $54,102, respectively.

Prior to December 31, 2002, the Adviser had agreed to reimburse the First Eagle U.S. Value Fund to the extent that the aggregate annualized expenses exceeded 1.50% for Class A, 1.25% for Class I and 2.25% for Class C of average daily net assets. If necessary, the Adviser agreed to reimburse the First Eagle Gold Fund to the extent that the aggregate annualized expenses exceeded 2% for Class I and 3% for Class C of average daily net assets until February 29, 2004. For the period from November 1, 2003 to February 29, 2004, the Adviser did not need to reimburse or waive any of First Eagle Gold Fund’s fees.

Pursuant to a subadvisory agreement, dated December 10, 2002 (“Subadvisory Agreement”) with the Adviser/Iridian Asset Management LLC (“Iridian” or the “Subadviser”) manages the investments of the First Eagle Fund of America. Iridian, a registered investment adviser whose primary office is at 276 Post Road West, Westport, CT 06880, is a majority-owned subsidiary of BIAM (US), Inc., a U.S. subsidiary of The Governor and Company of The Bank of Ireland. The fees paid to Iridian by the Adviser under the Subadvisory Agreement are based on a reference amount equal to 50% of the combined (i) fees received by the Adviser for advisory services on behalf of the Fund and (ii) the fees received by the Fund’s distributor for its shareholder liaison services on behalf of the Fund. These amounts are reduced by certain direct marketing costs borne by the Adviser in connection with the Fund and are further reduced by the amount paid by the Adviser for certain administrative expenses incurred in providing services to the Fund.

On December 6, 2002, First Eagle Funds Distributors, a division of ASB Securities LLC, a wholly owned subsidiary of ASB Holdings, assumed the duties of the Funds’ principal underwriter. Previously, Arnhold and S. Bleichroeder, Inc. (“ASB”) acted as the Fund’s principal underwriter. For the six months ended April 30, 2006, First Eagle Funds Distributors realized $758,157, $102,858, $56,594, $160,418 and $13,215, pertaining to the sales of shares of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America, respectively.

Included in the accrued expenses, on the accompanying statements of assets and liabilities of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First

FIRST EAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) – (Continued)

Eagle Fund of America are fees that are payable to trustees in the amounts of $35,178, $19,343, $731, $1,922 and $1,572, respectively.

Note 3 – Options

For the six months ended April 30, 2006, First Eagle Fund of America had the following written options transactions:

	Number of Contracts	Premium

Options outstanding at October 31, 2005	50,096	$13,509,543
Options written	159,743	37,662,695
Options assigned	(23,121)	(5,033,269)
Options expired/closed	(132,450)	(33,186,320)

Options outstanding at April 30, 2006	54,268	$12,952,649

As of April 30, 2006, portfolio securities valued at $232,726,524 were segregated to cover collateral requirements for written options.

Additionally, First Eagle Fund of America had the following long options transactions:

	Number of Contracts	Premium

Options outstanding at October 31, 2005	461	$118,938
Options opened	7,304	2,580,395
Options expired/closed	(1,958)	(931,462)

Options outstanding at April 30, 2006	5,807	$1,767,871

Note 4 – Plans of Distribution

Under the terms of the Distribution Plans and Agreements (“the Plans”) with First Eagle Funds Distributors, a division of ASB Securities LLC (“the Distributor”), pursuant to the provisions of Rule 12b-1 under the 1940 Act, the First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund and First Eagle Gold Fund pay the Distributor quarterly, a distribution fee with respect to Class A and Class C shares at an annual rate of up to 0.25% and 0.75%, respectively, of each Fund’s average daily net assets. In the case of First Eagle Fund of America, it pays the Distributor quarterly, a distribution fee with respect to Class Y, Class C and Class A shares at an annual rate of up to 0.25%, 0.75% and 0.25%, respectively of average daily net assets. Prior to March 1, 2005, First Eagle Fund of America’s distribution fee for its Class A shares was at an annual rate of 0.50% of average daily net assets. Under the Plan, the Distributor is obligated to use the amounts received under the Plans for payments to qualifying dealers for their assistance in the distribution of a Fund’s shares and the provision of shareholder services and for other expenses such as advertising costs and the payment for the printing and distribution of prospectuses to prospective investors.

FIRST EAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) – (Continued)

The Distributor bears distribution costs of a Fund to the extent they exceed payments received under the Plan. For the six months ended April 30, 2006, the distribution fees incurred by First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America were $28,670,940, $10,570,210, $643,624, $1,498,555 and $1,070,278, respectively.

The Distributor receives an annual service fee with respect to Class C at the annual rate of 0.25% of each Fund’s average daily net assets, payable quarterly to cover expenses incurred by the Distributor for providing shareholder liaison services, including assistance with subscriptions, redemptions and other shareholder questions. For the six months ended April 30, 2006, the services fees incurred by First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America were $5,266,572, $1,332,712, $142,460, $193,441 and $52,085, respectively.

Note 5 – Purchases and Sales of Securities

During the six months ended April 30, 2006, the aggregate cost of purchases of investments, excluding short-term securities, totaled $2,747,198,241, $871,257,149, $93,128,651, $241,165,727 and $191,190,330 for First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America, respectively. Proceeds from sales of investments, excluding short-term securities, totaled $1,605,815,309, $1,099,984,106, $21,479,271, $147,930,214 and $280,159,430 for First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America, respectively.

FIRST EAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) – (Continued)

Note 6 – Capital Stock

At April 30, 2006, the Funds have an unlimited number of shares authorized for issuance. The Funds have the ability to issue multiple classes of shares.

Transactions in shares of capital stock were as follows:

	Six Months Ended April 30, 2006

	First Eagle Global Fund			First Eagle Overseas Fund			First Eagle U.S. Value Fund

	Class A	Class I	Class C	Class A	Class I	Class C	Class A	Class I	Class C

Shares sold	20,230,932	11,264,579	9,862,091	17,876,398	14,867,139	3,090,389	3,359,245	2,403,533	2,322,628
Shares issued for reinvested dividends and distributions	12,214,232	1,781,748	3,641,882	19,245,274	10,302,236	2,877,882	324,121	50,463	166,361
Shares redeemed	(14,388,244)	(2,573,668)	(3,393,956)	(16,171,817)	(6,983,644)	(2,662,388)	(1,432,815)	(421,051)	(643,808)

Net increase (decrease)	18,056,920	10,472,659	10,110,017	20,949,855	18,185,731	3,305,883	2,250,551	2,032,945	1,845,181

	Year Ended October 31, 2005

	First Eagle Global Fund			First Eagle Overseas Fund			First Eagle U.S. Value Fund

	Class A	Class I	Class C	Class A	Class I	Class C	Class A	Class I	Class C

Shares sold	77,035,287	25,502,060	40,236,271	35,964,259	27,601,806	5,237,972	6,180,409	902,518	4,898,084
Shares issued for reinvested dividends and distributions	2,564,220	267,110	532,241	2,924,712	1,397,775	224,286	163,568	56,986	59,910
Shares redeemed	(18,751,598)	(2,156,959)	(4,486,921)	(27,195,821)	(10,223,751)	(4,026,844)	(747,631)	(320,527)	(479,622)

Net increase	60,847,909	23,612,211	36,281,591	11,693,150	18,775,830	1,435,414	5,596,346	638,977	4,478,372

Transactions in dollars of capital stock were as follows:

	Six Months Ended April 30, 2006

	First Eagle Global Fund			First Eagle Overseas Fund			First Eagle U.S. Value Fund

	Class A	Class I	Class C	Class A	Class I	Class C	Class A	Class I	Class C

Shares sold	$885,309,271	$491,049,921	$426,784,151	$434,753,223	$360,921,159	$72,905,356	$50,564,426	$36,355,399	$34,892,478
Shares issued for reinvested dividends and distributions	511,287,732	74,705,038	151,757,248	439,754,509	236,950,898	65,270,355	4,803,478	753,419	2,465,472
Shares redeemed	(627,375,394)	(112,698,733)	(148,146,699)	(392,961,294)	(171,011,302)	(64,324,333)	(21,615,124)	(6,402,790)	(9,706,910)

Net increase (decrease)	$769,221,609	$453,056,226	$430,394,700	$481,546,438	$426,860,755	$73,851,378	$33,752,780	$30,706,028	$27,651,040

	Year Ended October 31, 2005

	First Eagle Global Fund			First Eagle Overseas Fund			First Eagle U.S. Value Fund

	Class A	Class I	Class C	Class A	Class I	Class C	Class A	Class I	Class C

Shares sold	$3,018,790,542	$995,740,619	$1,567,567,983	$805,514,053	$618,277,687	$115,578,914	$90,254,563	$13,298,106	$71,624,195
Shares issued for reinvested dividends and distributions	96,312,120	10,046,015	19,932,460	60,863,298	29,255,433	4,640,473	2,303,039	806,910	846,526
Shares redeemed	(748,574,593)	(86,427,833)	(178,236,600)	(612,140,239)	(234,099,989)	(89,183,711)	(10,857,928)	(4,694,531)	(6,984,214)

Net increase	$2,366,528,069	$919,358,801	$1,409,263,843	$254,237,112	$413,433,131	$31,035,676	$81,699,674	$9,410,485	$65,486,507

Six Months Ended April 30, 2006

First Eagle Gold Fund			First Eagle Fund of America

Class A	Class I	Class C	Class Y	Class A	Class C

7,145,362	1,376,217	1,909,179	722,835	391,162	419,166

676,086	106,997	94,725	2,071,253	101,510	118,604
(4,078,209)	(164,716)	(801,956)	(3,096,130)	(118,101)	(126,256)

3,743,239	1,318,498	1,201,948	(302,042)	374,571	411,514

Year Ended October 31, 2005

First Eagle Gold Fund			First Eagle Fund of America

Class A	Class I	Class C	Class Y	Class A	Class C

12,119,307	1,543,430	2,633,080	5,548,125	716,136	835,374

–	–	–	1,395,920	35,706	43,934
(10,135,627)	(1,232,265)	(1,417,375)	(4,376,746)	(191,756)	(132,177)

1,983,680	311,165	1,215,705	2,567,299	560,086	747,131

Six Months Ended April 30, 2006

First Eagle Gold Fund			First Eagle Fund of America

Class A	Class I	Class C	Class Y	Class A	Class C

$156,055,554	$29,684,998	$41,123,848	$19,218,268	$10,269,970	$10,328,864

13,129,705	2,086,440	1,827,249	53,169,070	2,572,259	2,829,882
(87,257,331)	(3,706,104)	(17,109,982)	(82,336,800)	(3,096,129)	(3,108,808)

$81,927,928	$28,065,334	$25,841,115	$(9,949,462)	$9,746,100	$10,049,938

Year Ended October 31, 2005

First Eagle Gold Fund			First Eagle Fund of America

Class A	Class I	Class C	Class Y	Class A	Class C

$198,660,680	$24,773,070	$43,031,008	$145,195,280	$18,665,506	$20,689,027

–	–	–	35,400,625	895,143	1,050,021
(161,184,427)	(19,421,382)	(22,707,307)	(114,883,208)	(5,002,996)	(3,264,809)

$37,476,253	$5,351,688	$20,323,701	$65,712,697	$14,557,653	$18,474,239

FIRST EAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) – (Continued)

Note 7 – Commitments

As of April 30, 2006, First Eagle Global Fund, First Eagle Overseas Fund and First Eagle Gold Fund had entered into forward currency contracts, as summarized on the following pages, resulting in net unrealized appreciation (depreciation) of ($25,646,461), and ($9,812,473) and $4,142, respectively.

FIRST EAGLE GLOBAL FUND

Transaction Hedges:
Foreign Currency Purchases

Settlement Dates Through	Foreign Currency To Be Received		U.S. $ Value at April 30, 2006	U.S. $ To Be Delivered	Unrealized Appreciation at April 30, 2006	Unrealized Depreciation at April 30, 2006

5/02/06	27,769,428	Japanese yen	$244,170	$243,527	$643	—
5/02/06	193,167	euro	243,321	241,960	1,361	—
5/04/06	28,474,664	Swiss franc	22,951,408	22,941,238	10,170	—
5/08/06	47,620,251	Japanese yen	418,713	416,764	1,949	—

			23,857,612	23,843,489	14,123	—

Foreign Currency Sales

Settlement Dates Through	Foreign Currency To Be Delivered		U.S. $ To Be Recevied	U.S. $ Value at April 30, 2006	Unrealized Appreciation at April 30, 2006	Unrealized Depreciation at April 30, 2006

5/02/06	1,012,182,795	Japanese yen	8,876,461	8,899,875	—	$(23,414)
5/03/06	5,349,020	euro	6,700,182	6,754,480	—	(54,298)
5/04/06	3,711,463	Swiss franc	2,990,222	2,991,547	—	(1,325)
5/04/06	1,051,693	euro	1,318,099	1,328,026	—	(9,927)
5/08/06	3,127,947,934	Japanese yen	27,385,921	27,503,279	—	(117,358)

			47,270,885	47,477,207	—	(206,322)

Portfolio Hedges:
Foreign Currency Purchases

Settlement Dates Through	Foreign Currency To Be Delivered		U.S. $ Value at April 30, 2006	U.S. $ To Be Delivered	Unrealized Appreciation at April 30, 2006	Unrealized Depreciation at April 30, 2006

5/17/06	725,407,000	Japanese yen	6,389,225	6,171,134	218,091	—

Foreign Currency Sales

Settlement Dates Through	Foreign Currency To Be Delivered		U.S. $ To Be Received	U.S. $ Value at April 30, 2006	Unrealized Appreciation at April 30, 2006	Unrealized Depreciation at April 30, 2006

8/09/06	232,251,000	euro	271,870,059	293,109,848	—	(21,239,789)
8/09/06	11,866,000	euro	14,404,969	15,004,608	—	(599,639)
8/16/06	4,977,287,000	Japanese yen	43,253,090	43,839,262	—	(586,172)
8/16/06	14,526,435,000	Japanese yen	126,321,793	129,568,546	—	(3,246,753)

			455,849,911	481,522,264	—	(25,672,353)

			$533,367,633	$559,014,094	$232,214	$(25,878,675)

FIRST EAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) – (Continued)

FIRST EAGLE OVERSEAS FUND

Transaction Hedges:
Foreign Currency Purchases

Settlement Dates Through	Foreign Currency To Be Received		U.S. $ Value at April 30, 2006	U.S. $ To Be Delivered	Unrealized Appreciation at April 30, 2006	Unrealized Depreciation at April 30, 2006

5/02/06	23,510,094	Japanese yen	$206,719	$206,175	$544	—
5/02/06	7,506,920	Mexican peso	678,515	675,204	3,311	—
5/03/06	11,424,801	Mexican peso	1,032,634	1,033,451	—	$(817)
5/04/06	30,045,182	Swiss franc	24,217,291	24,206,560	10,731	—
5/04/06	4,363,402	pound sterling	7,952,514	8,025,605	—	(73,091)
5/08/06	36,247,735	Japanese yen	318,717	317,521	1,196	—

			34,406,390	34,464,516	15,782	(73,908)

Foreign Currency Sales

Settlement Dates Through	Foreign Currency To Be Delivered		U.S. $ To Be Received	U.S. $ Value at April 30, 2006	Unrealized Appreciation at April 30, 2006	Unrealized Depreciation at April 30, 2006

5/02/06	55,810,135	Japanese yen	489,434	490,725	—	(1,291)
5/02/06	575,820	Hong Kong dollar	74,253	74,266	—	(13)
5/03/06	1,639,010	euro	2,053,024	2,069,662	—	(16,638)
5/03/06	960,576	Hong Kong dollar	123,886	123,890	—	(4)
5/03/06	799,811	Mexican peso	72,348	72,291	57	—
5/04/06	5,248,955	euro	6,552,463	6,628,122	—	(75,659)
5/04/06	2,756,715	Swiss franc	2,221,008	2,221,992	—	(984)
5/08/06	610,189,869	Japanese yen	5,311,135	5,365,250	—	(54,115)

			16,897,551	17,046,198	57	(148,704)

Portfolio Hedges:
Foreign Currency Purchases

Settlement Dates Through	Foreign Currency To Be Received		U.S. $ Value at April 30, 2006	U.S. $ To Be Delivered	Unrealized Appreciation at April 30, 2006	Unrealized Depreciation at April 30, 2006

8/09/06	3,252,000	euro	4,081,032	10,381,879	—	(6,300,847)

Foreign Currency Sales

Settlement Dates Through	Foreign Currency To Be Delivered		U.S. $ To Be Received	U.S. $ Value at April 30, 2006	Unrealized Appreciation at April 30, 2006	Unrealized Depreciation at April 30, 2006

8/09/06	3,252,000	euro	3,993,206	4,113,986	—	(120,780)
8/16/06	13,072,747,000	Japanese yen	113,703,635	116,621,489	—	(2,917,854)
8/16/06	3,053,654,000	Japanese yen	26,630,259	26,896,478	—	(266,219)

			144,327,100	147,631,953	—	(3,304,853)

			$199,712,073	$209,524,546	$15,839	$(9,828,312)

FIRST EAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) – (Continued)

FIRST EAGLE GOLD FUND

Transaction Hedges:
Foreign Currency Purchases

Settlement Dates Through	Foreign Currency To Be Received		U.S. $ Value at April 30, 2006	U.S. $ To Be Delivered	Unrealized Appreciation at April 30, 2006	Unrealized Depreciation at April 30, 2006

5/02/06	1,696,151	Australian dollar	$1,288,142	$1,284,835	$3,307	—
5/02/06	474,336	Canadian dollar	423,590	422,420	1,170	—
5/03/06	3,432,412	Canadian dollar	3,065,201	3,065,536	—	$(335)

			$4,776,933	$4,772,791	$4,477	$(335)

FIRST EAGLE FUNDS

FINANCIAL HIGHLIGHTS

	Six Months Ended April 30, 2006 (Unaudited)			Year Ended October 31,

				2005			2004

	Class A	Class I	Class C	Class A	Class I	Class C	Class A	Class I	Class C

First Eagle Global Fund
Selected Per Share Data*
Net asset value, beginning of period	$42.47	$42.62	$42.06	$36.53	$36.64	$36.30	$32.37	$32.41	$32.15

Income from investment operations:
Net investment income	0.23	0.29	0.07	0.48	0.60	0.19	0.50	0.56	0.23
Net realized and unrealized gains (losses) on investments	6.57	6.60	6.53	6.07	6.06	6.01	5.18	5.22	5.18

Total from investment operations	6.80	6.89	6.60	6.55	6.66	6.20	5.68	5.78	5.41

Less distributions:
Dividends from net investment income	(0.84)	(0.94)	(0.57)	(0.43)	(0.50)	(0.26)	(0.67)	(0.70)	(0.41)
Distributions from capital gains	(1.68)	(1.68)	(1.68)	(0.18)	(0.18)	(0.18)	(0.85)	(0.85)	(0.85)

Total distributions	(2.52)	(2.62)	(2.25)	(0.61)	(0.68)	(0.44)	(1.52)	(1.55)	(1.26)

Net asset value, end of period	$46.75	$46.89	$46.41	$42.47	$42.62	$42.06	$36.53	$36.64	$36.30

Total Return[c]	16.71%[b]	16.90%[b]	16.30%[b]	18.15%	18.42%	17.23%	18.18%	18.47%	17.31%
Ratios and Supplemental Data
Net assets, end of period (millions)	$11,332	$2,418	$4,693	$9,526	$1,752	$3,828	$5,972	$641	$1,986
Ratio of operating expenses to average net assets[f]	1.13%[a]	0.88%[a]	1.88%[a]	1.20%	0.95%	1.95%	1.24%	0.99%	1.99%
Ratio of net investment income to average net assets [g]	1.06%[a]	1.33%[a]	0.31%[a]	1.21%	1.48%	0.47%	1.46%	1.67%	0.66%
Portfolio turnover rate	11.73%[b]	11.73%[b]	11.73%[b]	12.29%	12.29%	12.29%	4.94%	4.94%	4.94%

*	Per share amounts have been calculated using the average shares method.

See Notes to Financial Highlights.
See Notes to Financial Statements.

Year Ended October 31,

2003			2002			2001

Class A	Class I	Class C	Class A	Class I	Class C	Class A	Class I	Class C

$24.34	$24.36	$24.15	$22.87	$22.89	$22.68	$25.47	$25.53	$25.44

0.53	0.59	0.30	0.53	0.27	0.72	0.53	0.58	0.26

8.39	8.41	8.38	1.66	1.98	1.29	1.45	1.44	1.53

8.92	9.00	8.68	2.19	2.25	2.01	1.98	2.02	1.79

(0.49)	(0.55)	(0.28)	(0.63)	(0.69)	(0.45)	(1.39)	(1.47)	(1.36)

(0.40)	(0.40)	(0.40)	(0.09)	(0.09)	(0.09)	(3.19)	(3.19)	(3.19)

(0.89)	(0.95)	(0.68)	(0.72)	(0.78)	(0.54)	(4.58)	(4.66)	(4.55)

$32.37	$32.41	$32.15	$24.34	$24.36	$24.15	$22.87	$22.89	$22.68

37.75%	38.14%	36.77%	9.76%	10.03%	8.98%	8.96%	9.15%	8.10%

$3,255	$242	$617	$1,785	$85	$104	$1,512	$35	$11

1.32%	1.06%	2.07%	1.34%	1.09%	2.10%	1.38%	1.14%	2.14%

1.91%	2.11%	1.07%	2.14%	2.37%	1.31%	2.24%	2.47%	1.12%
7.20%	7.20%	7.20%	19.75%	19.75%	19.75%	28.98%	28.98%	28.98%

FIRST EAGLE FUNDS

FINANCIAL HIGHLIGHTS – (Continued)

							Year Ended October 31,
	Six Months Ended April 30, 2006 (Unaudited)
							2005			2004

	Class A		Class I		Class C		Class A	Class I	Class C	Class A	Class I	Class C

First Eagle Overseas Fund
Selected Per Share Data*
Net asset value, beginning of period	$24.13		$24.33		$23.83		$20.25	$20.37	$19.97	$17.50	$17.57	$17.28

Income from investment operations:
Net investment income (losses)	0.14		0.17		0.05		0.27	0.33	0.10	0.17	0.22	0.03
Net realized and unrealized gains (losses) on investments	4.45		4.49		4.41		3.96	3.99	3.93	3.20	3.22	3.17

Total from investment operations	4.59		4.66		4.46		4.23	4.32	4.03	3.37	3.44	3.20

Less distributions:
Dividends from net investment income	(0.81)		(0.87)		(0.65)		(0.24)	(0.25)	(0.06)	(0.47)	(0.49)	(0.36)
Distributions from capital gains	(1.58)		(1.58)		(1.58)		(0.11)	(0.11)	(0.11)	(0.15)	(0.15)	(0.15)

Total distributions	(2.39)		(2.45)		(2.23)		(0.35)	(0.36)	(0.17)	(0.62)	(0.64)	(0.51)

Net asset value, end of period	$26.33		$26.54		$26.06		$24.13	$24.33	$23.83	$20.25	$20.37	$19.97

Total Return[c]	20.55	% [b]	20.71	% [b]	20.09%[b]		21.16%	21.47%	20.28%	19.77%	20.09%	18.89%
Ratios and Supplemental Data
Net assets, end of period (millions)	$5,860		$3,785		$1,173		$4,866	$3,028	$994	$3,846	$2,152	$804
Ratio of operating expenses to average net assets[f]	1.11	% [a]	0.86	% [a]	1.86	% [a]	1.18%	0.93%	1.93%	1.25%	1.00%	2.00%
Ratio of net investment income (loss) to average net assets[g]	1.13%[a]		1.39	% [a]	0.38	% [a]	1.21%	1.46%	0.46%	0.90%	1.17%	0.17%
Portfolio turnover rate	16.37%[b]		16.37	% [b]	16.37	% [b]	19.40%	19.40%	19.40%	5.88%	5.88%	5.88%

*	Per share amounts have been calculated using the average shares method.

See Notes to Financial Highlights.
See Notes to Financial Statements.

Year Ended October 31,

2003			2002			2001

Class A	Class I	Class C	Class A	Class I	Class C	Class A	Class I	Class C

$12.45	$12.48	$12.30	$11.21	$11.21	$11.15	$14.31	$14.34	$14.31

0.18	0.22	0.07	0.12	0.15	0.02	0.11	0.13	(0.01)

5.09	5.10	5.04	1.12	1.12	1.13	0.19	0.19	0.21

5.27	5.32	5.11	1.24	1.27	1.15	0.30	0.32	0.20

(0.21)	(0.22)	(0.12)	—	—	—	(0.76)	(0.81)	(0.72)

(0.01)	(0.01)	(0.01)	—	—	—	(2.64)	(2.64)	(2.64)

(0.22)	(0.23)	(0.13)	—	—	—	(3.40)	(3.45)	(3.36)

$17.50	$17.57	$17.28	$12.45	$12.48	$12.30	$11.21	$11.21	$11.15

42.96%	43.29%	41.91%	11.06%	11.33%	10.31%	2.01%	2.19%	1.19%

$2,345	$1,084	$390	$766	$209	$66	$409	$61	$6

1.31%	1.05%	2.05%	1.39%	1.15%	2.15%	1.53%	1.28%	2.26%

1.23%	1.48%	0.45%	0.96%	1.17%	0.19%	0.91%	1.10%	(0.08%)
3.46%	3.46%	3.46%	10.52%	10.52%	10.52%	17.27%	17.27%	17.27%

FIRST EAGLE FUNDS

FINANCIAL HIGHLIGHTS — (Continued)

	Six Months Ended April 30, 2006 (Unaudited)			Year Ended October 31,

				2005			2004

	Class A	Class I	Class C	Class A	Class I	Class C	Class A	Class I	Class C

First Eagle U.S. Value Fund
Selected Per Share Data*
Net asset value, beginning of period	$14.95	$15.07	$14.90	$13.95	$14.05	$13.92	$12.71	$12.76	$12.61

Income from investment operations:
Net investment income (loss)	0.13	0.15	0.07	0.20	0.24	0.10	0.22	0.27	0.13
Net realized and unrealized gains on investments	0.82	0.84	0.83	1.35	1.36	1.35	1.66	1.65	1.64

Total from investment operations	0.95	0.99	0.90	1.55	1.60	1.45	1.88	1.92	1.77

Less distributions:
Dividends from net investment income	(0.24)	(0.27)	(0.19)	(0.20)	(0.23)	(0.12)	(0.32)	(0.31)	(0.14)
Distributions from capital gains	(0.27)	(0.27)	(0.27)	(0.35)	(0.35)	(0.35)	(0.32)	(0.32)	(0.32)

Total distributions	(0.51)	(0.54)	(0.46)	(0.55)	(0.58)	(0.47)	(0.64)	(0.63)	(0.46)

Net asset value, end of period	$15.39	$15.52	$15.34	$14.95	$15.07	$14.90	$13.95	$14.05	$13.92

Total Return[c]	6.51%[b]	6.71%[b]	6.14%[b]	11.35%	11.65%	10.56%	15.38%	15.58%	14.43%
Ratios and Supplemental Data
Net assets, end of period (millions)	$190	$101	$128	$150	$68	$97	$62	$54	$29
Ratio of operating expenses to average net assets[f]	1.28%[a]	1.02%[a]	2.03%[a]	1.28%	1.04%	2.02%	1.38%	1.13%	2.13%
Ratio of net investment income (loss) to average net assets[g]	1.75%[a]	2.00%[a]	1.00%[a]	1.40%	1.63%	0.67%	1.66%	2.00%	0.95%
Portfolio turnover rate	10.79%[b]	10.79%[b]	10.79%[b]	17.22%	17.22%	17.22%	23.47%	23.47%	23.47%

*          Per share amounts have been calculated using the average shares method.

See Notes to Financial Highlights.
See Notes to Financial Statements.

Year Ended October 31,
						Period from September 4, 2001[d] to October 31, 2001
2003			2002

Class A	Class I	Class C	Class A	Class I	Class C	Class A	Class I	Class C

$10.56	$10.59	$10.48	$10.16	$10.16	$10.14	$10.00	$10.00	$10.00

0.19	0.23	0.11	0.13	0.14	0.13	—	—	(0.02)

2.46	2.45	2.43	0.29	0.31	0.23	0.16	0.16	0.16

2.65	2.68	2.54	0.42	0.45	0.36	0.16	0.16	0.14

(0.16)	(0.17)	(0.07)	—	—	—	—	—	—
(0.34)	(0.34)	(0.34)	(0.02)	(0.02)	(0.02)	—	—	—

(0.50)	(0.51)	(0.41)	(0.02)	(0.02)	(0.02)	—	—	—

$12.71	$12.76	$12.61	$10.56	$10.59	$10.48	$10.16	$10.16	$10.14

26.10%	26.34%	25.03%	4.12%	4.41%	3.53%	1.60%[b]	1.60%[b]	1.40%[b]

$41	$49	$20	$22	$31	$10	$7	$17	$2

1.51%	1.26%	2.26%	1.50%	1.25%	2.25%	1.50%[a]	1.25%[a]	2.25%[a]

1.72%	1.99%	0.97%	1.65%	1.85%	0.93%	(0.21%)[a]	0.10%[a]	(1.02%)[a]
33.45%	33.45%	33.45%	22.66%	22.66%	22.66%	2.57%	2.57%	2.57%

FIRST EAGLE FUNDS

FINANCIAL HIGHLIGHTS — (Continued)

				Year Ended October 31,
	Six Months Ended April 30, 2006 (Unaudited)
				2005

	Class A	Class I	Class C	Class A	Class I	Class C

First Eagle Gold Fund
Selected Per Share Data*
Net asset value, beginning of period	$17.45	$17.55	$17.25	$16.82	$16.88	$16.76

Income from investment operations:
Net investment (loss) income	(0.05)	(0.02)	(0.13)	(0.04)	0.00 **	(0.16)
Net realized and unrealized gains on investments	9.08	9.13	9.01	0.67	0.67	0.65

Total from investment operations	9.03	9.11	8.88	0.63	0.67	0.49

Less distributions:
Dividends from net investment income	(0.49)	(0.54)	(0.38)	—	—	—

Total distributions	(0.49)	(0.54)	(0.38)	—	—	—

Net asset value, end of period	$25.99	$26.12	$25.75	$17.45	$17.55	$17.25

Total Return[c]	52.72%[b]	52.92%[b]	52.20%[b]	3.75%	3.97%	2.92%
Ratios and Supplemental Data
Net assets, end of period (millions)	$946	$160	$203	$570	$84	$115
Ratio of operating expenses to average net assets[f]	1.20%[a]	0.95%[a]	1.94%[a]	1.29%	1.04%	2.04%
Ratio of net investment (loss) income to average net assets[g]	(0.47%)[a]	(0.21%)[a]	(1.22%)[a]	(0.24%)	0.02%	(0.98%)
Portfolio turnover rate	17.42%[b]	17.42%[b]	17.42%[b]	21.73%	21.73%	21.73%

*	Per share amounts have been calculated using the average shares method.

**	Amount represents less than $0.01 per share.

See Notes to Financial Highlights.

See Notes to Financial Statements.

Year Ended October 31,

2004			2003			2002	2001

Class A	Class I	Class C	Class A	Class Ie	Class Ce	Class A	Class A

$15.99	$16.03	$15.96	$10.41	$12.41	$12.41	$6.17	$4.44

(0.10)	(0.05)	(0.21)	(0.06)	(0.02)	(0.09)	0.01	0.02
1.49	1.48	1.47	5.72	3.64	3.64	4.30	1.92

1.39	1.43	1.26	5.66	3.62	3.55	4.31	1.94

(0.56)	(0.58)	(0.46)	(0.08)	—	—	(0.07)	(0.21)

(0.56)	(0.58)	(0.46)	(0.08)	—	—	(0.07)	(0.21)

$16.82	$16.88	$16.76	$15.99	$16.03	$15.96	$10.41	$6.17

8.59%	8.82%	7.79%	54.64%	29.17%[b]	28.61%[b]	70.70%	45.19%

$516	$75	$92	$374	$30	$32	$90	$13
1.39%	1.14%	2.14%	1.49%	1.23%[a]	2.19%[a]	1.66%	2.65%
(0.62%)	(0.35%)	(1.34%)	(0.43%)	(0.24%)[a]	(1.26%)[a]	0.09%	0.36%
3.61%	3.61%	3.61%	0.98%	0.98%	0.98%	4.27%	29.16%

FIRST EAGLE FUNDS

FINANCIAL HIGHLIGHTS – (Continued)

	Six Months Ended April 30, 2006 (Unaudited)			Year Ended October 31,

				2005			2004

	Class Y	Class C	Class A	Class Y	Class C	Class A	Class Y	Class C	Class A

First Eagle Fund of America
Selected Per Share Data*
Net asset value, beginning of period	$26.42	$24.74	$26.11	$25.81	$24.44	$25.54	$23.03	$21.99	$22.80

Income from investment operations:
Net investment loss	(0.05)	(0.14)	(0.05)	(0.07)	(0.26)	(0.09)	(0.16)	(0.33)	(0.22)
Net realized and unrealized gains on investments	2.99	2.80	2.96	2.38	2.26	2.36	3.41	3.25	3.43

Total from investment operations	2.94	2.66	2.91	2.31	2.00	2.27	3.25	2.92	3.21

Less distributions:
Distributions from capital gains	(2.34)	(2.34)	(2.34)	(1.70)	(1.70)	(1.70)	(0.47)	(0.47)	(0.47)

Total distributions	(2.34)	(2.34)	(2.34)	(1.70)	(1.70)	(1.70)	(0.47)	(0.47)	(0.47)

Net asset value, end of period	$27.02	$25.06	$26.68	$26.42	$24.74	$26.11	$25.81	$24.44	$25.54

Total Return[c]	11.59%[b]	11.23%[b]	11.62%[b]	9.23%	8.43%	9.16%	14.30%	13.46%	14.27%
Ratios and Supplemental Data
Net assets, end of period (millions)	$691	$46	$40	$684	$36	$29	$601	$14	$17
Ratio of operating expenses to average net assets[f]	1.41%[a]	2.16%[a]	1.42%[a]	1.43%	2.17%	1.49%	1.46%	2.21%	1.72%
Ratio of net investment loss to average net assets[g]	(0.35%)[a]	(1.11%)[a]	(0.36%)[a]	(0.27%)	(1.03%)	(0.34%)	(0.63%)	(1.39%)	(0.91%)
Portfolio turnover rate	24.61%[b]	24.61%[b]	24.61%[b]	54.54%	54.54%	54.54%	44.68%	44.68%	44.68%

*	Per share amounts have been calculated using the average shares method.

See Notes to Financial Highlights.
See Notes to Financial Statements.

Year Ended October 31,

2003			2002			2001

Class Y	Class C	Class A	Class Y	Class C	Class A	Class Y	Class C	Class A

$19.47	$18.73	$19.29	$20.87	$20.24	$20.72	$20.07	$19.62	$19.98

(0.17)	(0.31)	(0.22)	(0.17)	(0.32)	(0.22)	(0.06)	(0.21)	(0.11)

3.73	3.57	3.73	(0.66)	(0.62)	(0.64)	1.01	0.98	1.00

3.56	3.26	3.51	(0.83)	(0.94)	(0.86)	0.95	0.77	0.89

—	—	—	(0.57)	(0.57)	(0.57)	(0.15)	(0.15)	(0.15)

—	—	—	(0.57)	(0.57)	(0.57)	(0.15)	(0.15)	(0.15)

$23.03	$21.99	$22.80	$19.47	$18.73	$19.29	$20.87	$20.24	$20.72

18.28%	17.41%	18.20%	(4.21%)	(4.90%)	(4.39%)	4.8%	4.0%	4.5%

$554	$11	$6	$473	$6	$2	$393	$6	$1

1.50%	2.25%	1.75%	1.51%	2.26%	1.76%	1.4%	2.2%	1.7%

(0.79%)	(1.55%)	(1.07%)	(0.82%)	(1.57%)	(1.07%)	(0.3%)	(1.0%)	(0.5%)
47.88%	47.88%	47.88%	51.25%	51.25%	51.25%	83%	83%	83%

NOTES TO FINANCIAL HIGHLIGHTS

[a]	Annualized.

[b]	Not annualized.

[c]	Does not give effect to the deduction of the CDSC (Contingent Deferred Sales Charge) of 1.00%.

[d]	September 4, 2001 inception date.

[e]	May 15, 2003 inception date.

[f]

The ratio of operating expenses to average net assets without the effect of earnings credits and in the case of the First Eagle U.S. Value Fund, without the effect of earnings credits and expense reimbursements are as follows:

	Six Months Ended April 30, 2006			Year Ended October 31,

	(Unaudited)			2005			2004			2003

	Class A	Class I	Class C	Class A	Class I	Class C	Class A	Class I	Class C	Class A	Class I		Class C

First Eagle Global Fund	1.13%[a]	0.88%[a]	1.88%[a]	1.20%	0.95%	1.95%	1.24%	1.00%	1.99%	1.32%	1.07%		2.07%
First Eagle Overseas Fund	1.11%[a]	0.86%[a]	1.86%[a]	1.18%	0.93%	1.93%	1.25%	1.00%	2.00%	1.31%	1.06%		2.05%
First Eagle U.S. Value Fund	1.28%[a]	1.03%[a]	2.03%[a]	1.28%	1.04%	2.02%	1.38%	1.13%	2.13%	1.51%	1.26%		2.26%
First Eagle Gold Fund	1.20%[a]	0.95%[a]	1.95%[a]	1.30%	1.05%	2.05%	1.39%	1.14%	2.14%	1.50%	1.23	%ae	2.19	%ae

	Six Months Ended April 30, 2006			Year Ended October 31,

	(Unaudited)			2005			2004			2003

	Class Y	Class C	Class A	Class Y	Class C	Class A	Class Y	Class C	Class A	Class Y	Class C	Class A

First Eagle Fund of America	1.43%[a]	2.17%[a]	1.43%[a]	1.43%	2.17%	1.49%	1.46%	2.21%	1.72%	1.50%	2.25%	1.75%

[g]

The ratio of net investment income to average net assets without the effect of earnings credits and in the case of the First Eagle U.S. Value Fund, without the effect of earnings credits and expense reimbursements are as follows:

	Six Months Ended April 30, 2006			Year Ended October 31,

	(Unaudited)			2005			2004			2003

	Class A	Class I	Class C	Class A	Class I	Class C	Class A	Class I	Class C	Class A	Class I		Class C

First Eagle Global Fund	1.06%[a]	1.33%[a]	0.31%[a]	1.20%	1.48%	0.47%	1.46%	1.67%	0.66%	1.91%	2.10%		1.07%
First Eagle Overseas Fund	1.13%[a]	1.39%[a]	0.38%[a]	1.21%	1.46%	0.46%	0.90%	1.17%	0.17%	1.23%	1.48%		0.45%
First Eagle U.S. Value Fund	1.75%[a]	2.00%[a]	1.00%[a]	1.40%	1.63%	0.66%	1.66%	2.00%	0.95%	1.72%	1.99%		0.97%
First Eagle Gold Fund	(0.48%)[a]	(0.22)%[a]	(1.22%)[a]	(0.24%)	(0.01%)	(0.98%)	(0.62%)	(0.35%)	(1.34%)	(0.43%)	(0.25	%)ae	(1.26	%)ae

	Six Months Ended April 30, 2006			Year Ended October 31,

	(Unaudited)			2005			2004			2003

	Class Y	Class C	Class A	Class Y	Class C	Class A	Class Y	Class C	Class A	Class Y	Class C	Class A

First Eagle Fund of America	(0.36%)[a]	(1.12%)[a]	(0.37%)[a]	(0.27%)	(1.04%)	(0.34%)	(0.57%)	(1.32%)	(0.84%)	(0.79%)	(1.55%)	(1.07%)

Year Ended October 31,

2002			2001

Class A	Class I	Class C	Class A		Class I		Class C

1.34%	1.10%	2.10%	1.39%		1.14%		2.14%
1.40%	1.15%	2.15%	1.53%		1.28%		2.26%
1.92%	1.69%	2.67%	3.33	%ad	3.16	%ad	4.05	%ad
1.67%	—	—	2.66%		—		—

Year Ended October 31,

2002			2001

Class Y	Class C	Class A	Class Y	Class C	Class A

1.51%	2.26%	1.76%	1.4%	2.2%	1.7%

Year Ended October 31,

2002			2001

Class A	Class I	Class C	Class A		Class I		Class C

2.14%	2.37%	1.31%	2.24%		2.47%		1.12%
0.96%	1.17%	0.19%	0.91%		1.10%		(0.08%)
2.08%	2.29%	1.35%	1.62	%ad	2.02	%ad	0.80	%ad
0.08%	—	—	0.35%		—		—

FIRST EAGLE FUNDS

ADDITIONAL INFORMATION
(Unaudited)

MANAGEMENT OF THE TRUST

          The business of the Trust is managed by its Board of Trustees, which elects officers responsible for the day to day operations of the Funds and for the execution of the policies formulated by the Board of Trustees.

          Pertinent information regarding the members of the Board of Trustees and principal officers of the Trust is set forth below. Some of the Trustees and officers are employees of the Adviser and its affiliates. At least a majority of the Trust’s Board of Trustees are not “interested persons” as that term is defined in the Investment Company Act.

INDEPENDENT TRUSTEES(1)

Name, Age and Address	Position(s) Held with the Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee

Lisa Anderson 1345 Avenue of the Americas New York, New York 10105 (born October 1950)	Trustee	December 2005 to present	James T. Shotwell Professor of International Relations and Dean, School of International and Public Affairs, Columbia University	6

Chair, Social Science Research Council; Member, American Political Science Association; Member, Carnegie Council on Ethics and International Affairs; Member Emerita, Human Rights Watch; Trustee, First Eagle Variable Funds (1 portfolio)

Candace K. Beinecke One Battery Park Plaza New York, New York 10004 (born December 1946)	Trustee (Chair)	December 1999 to present(3)	Chair, Hughes Hubbard & Reed	6

Director, ALSTOM; Director, Partnership for New York City; Director, Merce Cunningham Dance Foundation, Inc.; Director, Rockefeller Financial Services, Inc.; Director, Rockefeller & Company, Inc.; Trustee, First Eagle Variable Funds (Chair) (1 portfolio)

(1)	Trustees who are not “interested persons” of the Trust as defined in the Investment Company Act.
(2)	The term of office of each Trustee expires on his/her 70th birthday.
(3)	Ms. Beinecke also served as a trustee of a predecessor fund to First Eagle Fund of America since 1996.

Name, Age and Address	Position(s) Held with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee

Jean D. Hamilton 1345 Avenue of the Americas New York, New York 10105 (born January 1947)	Trustee	March 2003 to present	Private Investor/ Independent Consultant; Member, Brock Capital Group LLC; prior to November 2002, Chief Executive Officer, Prudential Institutional, and Executive Vice President, Prudential Financial, Inc.; prior to November 1998, various executive positions within the Prudential organization	6	Director, RenaissanceRe Holdings Ltd; Member, The University of Chicago Council on the Graduate School of Business; Director, Four Nations; Trustee, First Eagle Variable Funds (1 portfolio)

William M. Kelly 500 Fifth Avenue, 50th Floor New York, New York 10110 (born February1944)	Trustee	December 1999 to present(2)	President, Lingold Associates	6	Treasurer and Trustee, Black Rock Forest Consortium; Trustee, St. Anselm College; Trustee, First Eagle Variable Funds (1 portfolio)

Paul J. Lawler One Michigan Avenue East Battle Creek, Michigan 49017 (born May 1948)	Trustee	March 2002 to present	Vice President– Investments and Chief Investment Officer, W.K. Kellogg Foundation; prior to June 1997, Vice President for Finance, Rensselaer Polytechnic Institute	6

Director, Junior Achievement of Southwest Michigan; Finance Committee Member, Battle Creek Community Foundation; Custody Advisory Committee Member, The Bank of New York; Trustee, First Eagle Variable Funds (1 portfolio)

Dominique M. Raillard, 15 Boulevard Delessert 75016 Paris France (born June 1938)	Trustee	April 1987 to present	Independent Consultant/ Private Investor; prior to December 2001, Managing Director of Act 2 International (Consulting)	6	Trustee, First Eagle Variable Funds (1 portfolio)

(1)	The term of office of each Trustee expires on his/her 70th birthday.
(2)	Mr. Kelly also served as a trustee of a predecessor fund to First Eagle Fund of America since 1998.

INTERESTED TRUSTEES(1)

Name, Age and Address	Position(s) Held with the Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee

John P. Arnhold(3) 1345 Avenue of the Americas New York, New York 10105 (born December 1953)	President and Trustee	December 1999 to present	Co-President, Co-CEO and Director, Arnhold and S. Bleichroeder Holdings, Inc.; Chairman, CEO and Director, Arnhold and S. Bleichroeder Advisers, LLC and ASB Securities LLC; prior to March 2005, President and Director, Natexis Bleichroeder, Inc. and Natexis Bleichroeder, UK	6

Director, Arnhold Ceramics; Director, The Arnhold Foundation; Director, The Mulago Foundation; Director, Hanseatic Asset Management LBG; Trustee, Trinity Episcopal Schools Corp.; Trustee, Vassar College; Trustee, Sports and Arts in Schools Foundation; Trustee, Jazz at Lincoln Center; President and Trustee, First Eagle Variable Funds (1 portfolio)

James E. Jordan(4) 1345 Avenue of the Americas New York, New York 10105 (born April 1944)	Trustee	December 1999 to present	Private Investor and Independent Consultant; prior to July 2005, Managing Director, Arnhold and S. Bleichroeder Advisers, LLC and Director, ASB Securities LLC and ASB Advisers UK, Limited; prior to July 2002, private investor and consultant to The Jordan Company (private investment banking firm) since June 1997	6

Director, Leucadia National Corporation; Director, Empire Insurance Company; Director JZ Equity Partners, Plc. (U.K. investment trust company); Director, Florida East Coast Industries; Director, Columbia University School of International and Public Affairs; Chairman’s Council, Conservation International; Trustee, First Eagle Variable Funds (1 portfolio)

(1)	Trustees who are “interested persons” of the Trust as defined in the Investment Company Act.
(2)	The term of office of each Trustee expires on his/her 70th birthday.
(3)	Mr. Arnhold is an Interested Trustee because he is an officer and director of the Trust’s investment adviser and principal underwriter.
(4)

The Trust has determined to consider Mr. Jordan as an Interested Trustee because of his prior affiliation with the Trust’s investment adviser and principal underwriter. (He is not, however, an “interested person’’ of the Trust within the meaning of the Investment Company Act.)

OFFICERS

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five (5) Years

John P. Arnhold 1345 Avenue of the Americas New York, New York 10105 (born December 1953)	President and Trustee	December 1999 to present	See table on preceding page related to Interested Trustees

Charles de Vaulx 1345 Avenue of the Americas New York, New York 10105 (born October 1961)	Senior Vice President (portfolio manager)	December 1999 to present (with portfolio management responsibility since December 1996)

Senior Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Senior Vice President, First Eagle Variable Funds; Chief Investment Officer, Global Value Group (a department of Arnhold and S. Bleichroeder Advisers, LLC) since January 2005; Senior Vice President, Société Générale Asset Management Corp. since 1998, Associate Portfolio Manager from December 1996, Securities Analyst, prior to December 1996

Robert Bruno 1345 Avenue of the Americas New York, New York 10105 (born June 1964)	Chief Operations and Financial Officer	December 1999 to present

Senior Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Chief Compliance Officer and Senior Vice President, ASB Securities LLC; Chief Operations and Financial Officer, First Eagle Variable Funds

Mark D. Goldstein 1345 Avenue of the Americas New York, New York 10105 (born October 1964)	Chief Compliance Officer	February 2005 to present

General Counsel, Chief Compliance Officer, Senior Vice President and Secretary, Arnhold and S. Bleichroeder Advisers, LLC; General Counsel and Secretary of Arnhold and S. Bleichroeder Holdings, Inc., and Chief Compliance Officer, First Eagle Variable Funds from February 2005; Senior Counsel and Chief Compliance Officer, MacKay Shields LLC from April 2004; Senior Associate General Counsel, UBS Financial Services, Inc. from May 1998

Suzan J. Afifi 1345 Avenue of the Americas New York, New York 10105 (born October 1952)	Vice President and Secretary	December 1999 to present	Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Vice President, ASB Securities LLC; Vice President and Secretary, First Eagle Variable Funds

Stefanie Spritzler 1345 Avenue of the Americas New York, New York 10105 (born July 1973)	Vice President and Treasurer	May 2000 to present	Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Vice President, ASB Securities LLC; Vice President and Treasurer, First Eagle Variable Funds

Edwin S. Olsen 1345 Avenue of the Americas New York, New York 10105 (born September 1939)	Vice President	November 2000 to present	Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Vice President, First Eagle Variable Funds; Vice President, SG Cowen Securities Corp. from prior to 1999

Michael Luzzatto 1345 Avenue of the Americas New York, New York 10105 (born April 1977)	Assistant Vice President	December 2004 to present	Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Vice President, ASB Securities LLC; Assistant Vice President, First Eagle Variable Funds from December 2004

Winnie Chin 1345 Avenue of the Americas New York, New York 10105 (born July 1974)	Assistant Treasurer	March 2001 to present	Assistant Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Assistant Treasurer, First Eagle Variable Funds

Philip Santopadre. 1345 Avenue of the Americas New York, New York 10105 (born August 1977)	Assistant Treasurer	September 2005 to present	Assistant Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Assistant Treasurer, First Eagle Variable Funds; Senior Accountant, Bank of New York from prior to July 2001

(1)

The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP (“KPMG”) was previously the independent registered public accountant for the Funds. On January 30, 2006, that firm’s appointment as independent registered public accountant was terminated and PricewaterhouseCoopers LLP was engaged as independent registered public accountants. The decision to change accountants was approved by the Board of Trustees. In connection with the audits of the two fiscal years ended October 31, 2005, and the subsequent interim period through January 30, 2006, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement. The audit reports of KPMG on the financial statements of the Funds as of and for the years ended October 31, 2005 and 2004 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

CONSIDERATION OF INVESTMENT ADVISORY AGREEMENTS

The Board of Trustees approved the Investment Advisory Agreement between the Trust and Arnhold and S. Bleichroeder Advisers LLC most recently on December 8, 2005. In doing so, the Trustees considered the desirability of continuing the Funds’ historic relationship with the Adviser in light of the total compensation to be received by the Adviser, the expenses incurred by the Adviser in performing services under the Advisory Agreements and the total cost to the Funds of using the Adviser’s services, taking into account any expenses that the Adviser may pass to the Funds. The Trustees determined that the compensation to be received by the Adviser and the expenses both incurred by the Adviser and passed to the Funds are reasonable and appropriate in light of the nature, extent and quality of the services provided by the Adviser. The Trustees also considered the effects of indirect compensation to the Adviser, such as soft dollar and other service benefits, and the effect of the advisory fee on the ratio of total expenses to total assets (including the allocation of the benefits of economies of scale among the parties as the Funds grow), which the Trustees determined are reasonable and appropriate.

The Trustees compared competitive prices for comparable services and advisory fees charged to institutional clients of the Adviser and evaluated the Adviser’s past performance and reliability as well as its profitability, capabilities and financial condition. Among other things, the Trustees determined that the Adviser’s fees were competitive to those charged by investment advisers to similar funds (i.e. each Fund’s net management fee was approximately the same as or lower than its renewed peer group average, except in the case of First Eagle Fund of America, whose net management fee was higher than that average) and, given differences in the legal and practical requirements of such clients, to institutional clients of the Adviser, total compensation was reasonable, and the Fund’s expense ratios were reasonable both on an absolute basis and when compared to those of similar funds.

The Trustees also determined that the Adviser’s past performance and reliability on behalf of the Funds were excellent (i.e., generally higher and more consistent on a medium- and long-term basis than the reviewed peer group average) when compared with investment advisers to similar funds and the Adviser’s profitability and financial condition were satisfactory. The Trustees also noted their confidence in the capability and integrity of the senior management and staff of the Adviser. Accordingly, they concluded that the Investment Advisory Agreement with the Adviser serves the interests of the Funds and their shareholders.

At the same time as the Board of Trustees considered the Investment Advisory Agreement, they also considered and approved the Subadvisory Agreement between the Adviser and Iridian Asset Management LLC (“Iridian’’) in respect of the First Eagle Fund of America. In doing so, the Trustees considered the desirability of continuing that Fund’s historic relationship with Messrs. Harold J. Levy and David L. Cohen (previously employees of the Adviser and now minority owners of Iridian) and the Adviser’s commitment to supervise their provision of portfolio management services under the Agreement. They also noted that the fees paid to Iridian are paid by the Adviser and do not increase the advisory fees borne directly by Fund shareholders. In this regard, they noted positively the quality of the services (measured in terms of investment performance, which generally was higher and more consistent on a long-term basis than that of its reviewed peer group average) delivered by Iridian. They also considered the costs incurred by Iridian relative to these services and to the fees paid under the Subadvisory Agreement. In doing so, they considered the effects of other benefits to Iridian resulting from its relationship to the Fund, including soft dollar and other service benefits. The Trustees concluded that the Subadvisory Agreement serves the interest of the First Eagle Fund of America and its shareholders. (A number of the factors evaluated by the Trustees in considering the Investment Advisory Agreement were found not to be additionally relevant in respect of the Subadvisory Agreement, principally because the payments in question had been separately evaluated in respect of the Investment Advisory Agreement.)

First Eagle Funds 1345 Avenue of the Americas New York, NY 10105 www.firsteaglefunds.com

TRUSTEES AND OFFICERS

Trustees
Lisa Anderson
John P. Arnhold
Candace K. Beinecke (Chair)
Jean D. Hamilton
James E. Jordan
William M. Kelly
Paul J. Lawler
Dominique Raillard

Officers
John P. Arnhold
President

Charles de Vaulx
Senior Vice President

Robert Bruno
Chief Operations &
Financial Officer

Mark D. Goldstein
Chief Compliance Officer

Suzan J. Afifi
Vice President &
Secretary

Stefanie Spritzler
Vice President &
Treasurer

Edwin S. Olsen
Vice President

Michael Luzzatto
Assistant Vice President

Winnie Chin
Assistant Treasurer

Philip Santopadre
Assistant Treasurer

INVESTMENT ADVISER
Arnhold and S. Bleichroeder
   Advisers, LLC
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
Shearman & Sterling LLP
599 Lexington Avenue
New York, NY 10022

CUSTODIAN
State Street Bank and Trust Company
801 Pennsylvania
Kansas City, MO 64105

SHAREHOLDER SERVICING AGENT
DST Systems, Inc.
330 West 9th Street
Kansas City, MO 64105
(800) 334-2143

UNDERWRITER
First Eagle Funds Distributors,
   a division of ASB Securities LLC
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

The financial information included herein is taken from records of the Funds without examination by the Funds’ independent auditors, who do not express an opinion thereon.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of First Eagle Funds.

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. Copies of the code of ethics may be requested free of charge by calling 1-800-334-2143 (toll free).

Item 3.	Audit Committee Financial Expert.

Not applicable to this semi-annual report.

Item 4.	Principal Accountant Fees and Services

Not applicable to this semi-annual report.

Item 5.	Audit Committee of Listed Registrants

Not applicable at this time.

Item 6.	Schedule of Investments.

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable at this time.

Item 8.	Purchases of Equity Securities by Close-End Management Investment Company and Affiliated Purchasers.

Not applicable at this time.

Item 9.	Submission of Matters to a Vote of Security Holders.

Not applicable at this time.

Item 10.	Controls and Procedures.

(a) In the opinion of the principal executive officer and principal financial officer, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11.	Exhibits.

(a)(1) Not applicable to this semi-annual report.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)): Attached hereto.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)): Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Eagle Funds

By (Signature and Title)*	/s/ John P. Arnhold

John P. Arnhold, President
Date: July 6, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John P. Arnhold

John P. Arnhold, Principal Executive Officer
Date: July 6, 2006

By (Signature and Title)*	/s/ Robert Bruno

Robert Bruno, Principal Financial Officer
Date: July 6, 2006

*	Print the name and title of each signing officer under his or her signature.